LAW OFFICES OF
                  CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
                            1900 FIRST BANK BUILDING
                          LINCOLN, NEBRASKA 68508-2095
                                 (402) 474-6900
                               FAX (402) 474-5393



                                 August 26, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

         RE:      IMG Mutual Funds, Inc.
                  33 Act Reg. No. 33-81998
                  40 Act Reg. No. 811-8910

Ladies and Gentlemen:

         On behalf of the above referenced registrant, we herewith submit, pursuant to Regulation S-T, the requisite electronic transmission of data constituting Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 of Form N-1A Registration Statement (with exhibits);

         The undersigned is of the opinion that the enclosed filing does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

         Pursuant to Rule 485(b), this Amendment shall become effective on August 27, 1997.

         In the event you have any questions or comments concerning the enclosed filing, please direct them to the undersigned at your earliest convenience.

                                                 Very truly yours,



                                                 JOHN C. MILES
                                                 For the Firm

Enc.

                                                     Registration No.  33-87498
                                                                       811-8910


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                          Pre-Effective Amendment No.  _____               [ ]
                          Post-Effective Amendment No.  6                  [x]
                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]
                                 Amendment No.   9                         [x]
                       (Check appropriate box or boxes.)


                             IMG MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                               2203 Grand Avenue
                          Des Moines, Iowa 50312-5338
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (515) 244-5426


                           MARK A. MCCLURG, President
                             IMG Mutual Funds, Inc.
                               2203 Grand Avenue
                          Des Moines, Iowa 50312-5338
                    (Name and Address of Agent for Service)


                        Copies of all Communications to:
                              JOHN C. MILES, ESQ.
                  Cline, Williams, Wright, Johnson & Oldfather
                          1900 FirsTier Bank Building
                            Lincoln, Nebraska 68508


Approximate Date of Proposed Public Offering:   As soon as practicable after the
Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to paragraph (b)of Rule 485 under the Securities Act of 1933.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Securites Company Act of 1940, and the Rule 24f-2 Notice for the year ended April 30, 1997 was filed on or about June 25, 1997.

                             IMG MUTUAL FUNDS, INC.
                             Cross-Reference Sheet
                            Required by Rule 404(a)

                                     PART A

N-1A Item No.                                   Location in Prospectus
-------------                                   ----------------------

1.   Cover Page.................................COVER PAGE
2.   Synopsis...................................SUMMARY
3.   Financial Highlights.......................FINANCIAL HIGHLIGHTS
4.   General Description of Registrant..........INVESTMENT OBJECTIVES AND
                                                POLICIES
5.   Management of the Fund.....................MANAGEMENT
6.   Capital Stock and Other Securities.........COVER PAGE; DISTRIBUTIONS
                                                AND TAXES; CAPITAL STOCK
7.   Purchase of Securities Being Offered.......HOW TO INVEST
8.   Redemption or Repurchase...................HOW TO REDEEM SHARES
9.   Legal Proceedings..........................NOT APPLICABLE

                                     PART B

                                Location in Statement of Additional Information
                                -----------------------------------------------

10.  Cover Page.................................COVER PAGE
11.  Table of Contents..........................TABLE OF CONTENTS
12.  General Information and History............NOT APPLICABLE
13.  Investment Objective and Policies..........INVESTMENT POLICIES AND
                                                TECHNIQUES; INVESTMENT
                                                RESTRICTIONS
14.  Management of the Fund.....................DIRECTORS AND OFFICERS;
                                                MANAGEMENT OF THE FUNDS
15.  Control Persons and Principal Holders of
     Securities.................................DIRECTORS AND OFFICERS;
                                                PRINCIPAL SHAREHOLDERS;
                                                MANAGEMENT OF THE FUNDS
16.  Investment Advisory and Other Services.....MANAGEMENT OF THE FUNDS
17.  Brokerage Allocation.......................FUND TRANSACTIONS AND BROKERAGE
18.  Capital Stock and Other Securities.........NOT APPLICABLE; SEE CAPITAL
                                                STOCK IN PROSPECTUS
19.  Purchase, Redemption and Pricing
     of Securities Being Offered................DETERMINATION OF NET ASSET
                                                VALUE; VALUATION OF FUND
                                                SECURITIES
20.  Tax Status.................................TAXES
21.  Underwriters...............................MANAGEMENT OF THE FUNDS
22.  Calculation of Performance data............PERFORMANCE INFORMATION
23.  Financial Statements.......................FINANCIAL STATEMENTS

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

PROSPECTUS



                             IMG MUTUAL FUNDS, INC.

________________________________________________________________________________

                              IMG CORE STOCK FUND
                                 IMG BOND FUND

                                 ADVISOR SHARES
________________________________________________________________________________


                                AUGUST 27, 1997

PROSPECTUS


IMG Mutual Funds, Inc.
IMG Financial Services, Inc.
2203 Grand Avenue
Des Moines, IA   50312-5338
1-800-798-1819

IMG Mutual Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end management investment company issuing its shares in series (each series referred to as a "Fund" and collectively as "Funds"), representing a diversified portfolio of investments with its own investment objectives and policies. Two Funds are currently authorized and offered by this Prospectus. They are the IMG Core Stock Fund and the IMG Bond Fund. This Prospectus relates to Advisor Shares of the Funds only.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

The IMG CORE STOCK FUND seeks long-term capital appreciation through a diversified portfolio of Equity Securities including common stock, convertible bonds and preferred stock among others.

The IMG BOND FUND seeks to obtain income by investing in a portfolio of fixed income securities 75 percent of which at all times will be Investment Grade Fixed Income Securities and, secondarily, seeks capital appreciation consistent with the preservation of capital and prudent investment risk.

For a more detailed discussion of the investment objectives and policies of each of the Funds, see "INVESTMENT OBJECTIVES AND POLICIES", "IMPLEMENTATION OF POLICIES AND RISKS" and "INVESTMENT RESTRICTIONS".

This Prospectus contains information you should be aware of before investing in the Funds. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information as of the date of this Prospectus for the Funds has been filed with the Securities and Exchange Commission. This Statement, which may be revised from time to time, contains further information about the Funds and is incorporated by reference in this Prospectus. Upon request, the Funds will provide a copy of the Statement of Additional Information without charge to each person to whom a Prospectus is delivered.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is August 27, 1997.

   TABLE OF CONTENTS




   Summary..............................................................     4
   Expenses.............................................................     5
   Financial Highlights.................................................     6
   Investment Objectives and Policies...................................     7
     Equity Securities..................................................     7
     Fixed Income Securities............................................     8
     IMG Core Stock Fund................................................     9
     IMG Bond Fund......................................................    10
   Implementation of Policies and Risks.................................    12
   Investment Restrictions..............................................    21
   Management...........................................................    22
   How to Invest........................................................    25
   Additional Investment Information....................................    27
   How to Redeem Shares.................................................    29
   Shareholder Services.................................................    30
   Distributions and Taxes..............................................    33
   Capital Stock........................................................    34
   Shareholder Reports and Meetings.....................................    34
   Custodian, Fund Accountant, Transfer Agent, Dividend
     Disbursing Agent and Shareholder Servicing Agent...................    35
   Performance Information..............................................    35

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

The  Funds  are  each  managed  as  separate   diversified  open-end  management
investment companies, with distinct investment objectives and policies.

The IMG Core Stock Fund's investment objective is to seek long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective. The IMG Core Stock Fund will seek to achieve its investment objective by investing primarily in Equity Securities. (See "INVESTMENT OBJECTIVES AND POLICIES".) The IMG Core Stock Fund is intended to be an investment alternative for that part of an investor's capital which can appropriately be exposed to above average risk in anticipation of greater rewards. It is not designed to offer a complete or balanced investment program suitable for all investors.

The IMG Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. (See "INVESTMENT OBJECTIVES AND POLICIES".) Because of this emphasis, capital appreciation is not a significant consideration. The IMG Bond Fund is designed for the investor seeking a consistent level of income, which is higher than money market or short- and intermediate-term bond funds usually provide. Unlike money market mutual funds, the IMG Bond Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. The IMG Bond Fund seeks income from a portfolio of fixed income securities and, secondarily, seeks capital appreciation.

RISKS AND INVESTMENT PRACTICES

The IMG Core Stock Fund's investments in Equity Securities and the Advisor's policies relating thereto should not expose the Core Stock Fund to risks which are substantially different than other investment companies with similar investment objectives and policies; however, as with any investment company principally investing in Equity Securities including foreign securities and special situations, there can be no assurance that the Fund will achieve its objectives.

The IMG Bond Fund's investments in Fixed Income securities, including derivatives and junk bonds (up to 25 percent of its total assets), and the Advisor's policies relating thereto should not expose the IMG Bond Fund to risks that are substantially different than other investment companies with similar investment objectives and policies; however, the investments in junk bonds and derivative securities could result in the Fund experiencing some volatility in its net asset value unrelated to interest rate risk, if the issuer of the junk bond defaults, the interest rate trends abruptly move up or down or the indices used to adjust yield on derivative securities move rapidly up or down. As with any bond fund, the principal risk of investing in a fund comprised of fixed income securities is that the net asset value will fluctuate inversely to the rise and fall of interest rates. This volatility can be reduced to some extent by managing the average portfolio maturity -- a shorter average portfolio maturity reduces volatility (which reduces yield) and a longer portfolio maturity increases volatility (which increases yield). The Advisor intends to manage the portfolio maturity to minimize the effect of interest rate volatility while maximizing yield by actively managing the portfolio in light of the Advisor's forecast for interest rates. There can be no assurance that the Fund will achieve its objective or that the Advisor's management approach will be successful.

For a complete description of the Funds investment practices and risks thereof see "INVESTMENT OBJECTIVES AND POLICIES," "IMPLEMENTATION OF POLICIES AND RISKS," herein and "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.

The Funds may use a variety of hedging techniques to, among other things, minimize adverse price movements or fluctuations of securities held and hedge against unfavorable future fluctuations in interest rates. Such techniques include the use of options, futures and options on futures. The Funds may also purchase put and sell call options on Fund securities and, within specified limits, invest in repurchase agreements; illiquid securities; foreign securities; mortgage- and asset-backed securities; zero coupon, deferred interest and PIK bonds; collateralized mortgage obligations and multi-class pass-through securities; stripped mortgage-backed securities; loan participations; delayed delivery transactions; variable- or floating-rate securities; and warrants; and may loan their Fund securities. Each Fund may engage in short-term trading, subject to constraints of remaining qualified under Subchapter M of the Internal Revenue Code of 1986, as amended. (See "DISTRIBUTIONS AND TAXES".)

MANAGEMENT

The Funds' investment advisor is Investors Management Group, ("IMG" or the "Advisor"), an Iowa corporation. IMG provides ongoing investment advisory services for the Funds. IMG is a registered investment advisor providing investment management services to mutual funds, financial institutions, insurance companies, public agencies and individuals, with approximately $1.6 billion presently under management. IMG's portfolio managers will be responsible for the day-to-day management of the Funds and their investments. (See "MANAGEMENT".)

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are available through IMG Financial Services, Inc., as Distributor to the Funds ("IFS") from selected broker/dealer firms and other financial services firms ("Firms") at the net asset value per share of the Funds. One hundred percent of the dollars invested in the Funds are used to purchase shares of one or more of the Funds without any deduction or initial sales charge. Shares of the Funds are redeemable at any time at the next-determined net asset value per share, without any deduction or deferred sales charge. Shares of the Funds may be exchanged without charge. The net asset value per share changes daily with the value of each Fund's holdings. (See "HOW TO INVEST" and "HOW TO REDEEM SHARES".)

SHAREHOLDER SERVICES

Services offered include mail or telephone purchase, exchange and redemption; an
automatic   investment   plan;  and  automatic   dividend   reinvestment.   (See
"SHAREHOLDER SERVICES".)

DIVIDENDS AND DISTRIBUTIONS

The policy of the Funds is to distribute substantially all of the net investment income of each Fund, if any, on a regular basis. Any dividends from the net income of the IMG Bond Fund normally will be distributed quarterly, and any dividends from the net income of the IMG Core Stock Fund will normally be distributed semi-annually. Any net realized capital gains for each Fund will be distributed at least annually. (See "DISTRIBUTIONS AND TAXES".)

EXPENSES

The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Funds, you will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases................                None
Maximum Sales Charge on Reinvested Dividends.............                None
Exchange Fee.............................................                None
Redemption Fee*..........................................                None
Maximum Contingent Deferred Sales Charge.................                None

*There is a $10 charge associated with redemptions payable by wire transfer.


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                               IMG CORE STOCK FUND

Management Fee.....................................                    0.50%
Rule 12b-1 Fees....................................                    0.40%
Other Expenses.....................................                    0.48%
Total Operating Expenses...........................                    1.38%

                                  IMG BOND FUND

Management Fee.....................................                    0.30%
Rule 12b-1 Fees....................................                    0.25%
Other Expenses.....................................                    0.45%
Total Operating Expenses...........................                    1.00%

From time to time, the Fund's Advisor may also voluntarily waive the management fee and/or absorb certain expenses for a Fund. During the fiscal year ended April 30, 1997, there were no fee waivers. Rule 12b-1 fees are fees related to distribution and marketing expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Investors should be aware that the above table is not intended to reflect in detail the fees and expenses associated with an investment in the Funds. The table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Prospectus.

EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in each Fund, assuming a 5 percent annual return and redemption at the end of each time period:

                                              Period in Years
                                1 year       3 years      5 years      10 years
                              __________________________________________________

     IMG Core Stock Fund          $14          $44          $76          $166
     IMG Bond Fund                 10           32           55           122

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly.

PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. FOR MORE COMPLETE DESCRIPTIONS OF THE EXPENSES OF EACH FUND, PLEASE
SEE: "MANAGEMENT".

FINANCIAL HIGHLIGHTS

The following table gives you each Fund's financial history. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose audit report on the financial statements appears in the Fund's Annual Report. A Statement of Additional Information, as well as a copy of the Annual Report, which contains further information regarding the Fund and each Portfolio's performance, may be obtained from the Fund upon request to the address and telephone number on page 2 of this Prospectus at no charge. The table uses the Fund's fiscal year (which ends April 30) and expresses investment and distribution information in terms of a single share outstanding throughout each period. See Financial Highlights on
P. 18 of Annual Report.

                                                           IMG CORE STOCK FUND                IMG BOND FUND

                                                         1997              1996*            1997              1996*
                                                        ------            -------          ------            -------
Net Asset Value, Beginning of Period                   $ 11.341          $ 11.461          $ 0.000          $  0.000
                                                       -------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.336             0.066            0.000             0.000
Net Realized and Unrealized Gains on Investments          0.462            (0.186)           0.000             0.000
                                                       -------------------------------------------------------------
Total from Investment Operations                          0.798            (0.120)           0.000             0.000
                                                       -------------------------------------------------------------

LESS DISTRIBUTIONS
Distributions from Net Investment Income                  0.382             0.000            0.000             0.000
Distribution from Net Realized Gains                      0.884             0.000            0.000             0.000
                                                       -------------------------------------------------------------
Total Distributions                                       1.266             0.000            0.000             0.000
                                                       -------------------------------------------------------------

Net Asset Value, End of Period                         $ 10.873          $ 11.341         $  0.000          $  0.000
                                                       =============================================================
Total Return                                              7.17%            (1.05%)              0%                0%
Net Assets, End of Period                              $562,664          $525,011         $     0           $     0
Ratio of Expenses to Average Net Assets                   1.38%             1.45%               0%                0%
Ratio of Net Income to Average Net Assets                 2.91%             8.18%               0%                0%
Portfolio Turnover Rate                                  54.09%            38.44%               0%                0%
Average Commission Rate Paid to Brokers                $ 0.0968          $ 0.0956

*Advisor Shares were first issued on April 5, 1996. Investors Shares were converted to Advisor Shares at their net asset value as of the close of business on April 4, 1996.

INVESTMENT OBJECTIVES AND POLICIES

The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds. Each Fund's investment objectives are discussed below in connection with the Fund's investment policies.

Each Fund may invest in a diversified portfolio of securities without regard to criteria such as size, exchange listing, earnings history or other objective factors. The Advisor will be limited by its best judgment as to what will help achieve each Fund's investment objective and the policies and restrictions described below. Because of the risks inherent in all investments there can be no assurance that the objectives of the Funds will be met.

EQUITY SECURITIES

Subject to certain restrictions explained more fully below, the IMG Core Stock Fund may invest in "Equity Securities". Equity Securities consist of (i) common stocks, (ii) preferred stocks, (iii) warrants to purchase common stocks or preferred stocks, (iv) securities convertible to common or preferred stocks, such as convertible bonds and debentures, (v) shares of publicly traded limited partnerships, and (vi) foreign securities -- equity securities issued by foreign issuers traded either in foreign markets or in domestic markets through depository receipts.

FIXED INCOME SECURITIES

Each Fund may invest in the fixed income investments described below (collectively "Fixed Income Securities"). A Fund's authority to invest in certain types of Fixed Income Securities may be restricted or subject to objective investment criteria. For complete information on these restrictions see the description of each Fund's investment objectives and policies in this section.

Fixed Income Securities consist of (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper; (iv) variable and floating rate securities (including variable account master demand notes); (v) repurchase agreements; (vi) illiquid debt securities (such as private placements, restricted securities and repurchase agreements maturing in more than seven days); (vii) foreign securities -- debt securities issued by foreign issuers traded either in foreign markets or in domestic markets through depository receipts; (viii) convertible securities -- debt securities of corporations convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (ix) preferred stocks -- securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (x) U.S. government securities; (xi) mortgage-backed securities, collateralized mortgage obligations and similar securities (including corporate asset-backed securities); and (xii) when issued or delayed delivery securities.

Fixed Income Securities include fixed rate securities and variable or floating rate securities (income producing debt instruments with interest rates which change at stated intervals or in relation to a specified interest rate index). (See "IMPLEMENTATION OF POLICIES AND RISKS -- Variable or Floating Rate Securities".)

Corporate debt securities, including bonds, debentures, and notes, may be unsecured or secured by the issuer's assets. They may be senior or subordinate in right of payment to other creditors of the issuer and may be listed on a national securities exchange or traded in the over-the-counter market. Each Fund may invest in the obligations of banks and savings and loan associations. However, a Fund will only invest in obligations of banks and savings and loan associations which present minimal credit risks.

"U.S. government securities" include bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to U.S. government agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities and consequently, the value of such securities may fluctuate.

Fixed Income Securities in which the Funds may invest will primarily be "High-Quality Fixed Income Securities". High-Quality Fixed Income Securities are considered to be (i) corporate debt securities rated in the three highest categories by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), or of similar quality as determined by another Nationally Recognized Statistical Rating Organization ("NRSRO") as that term is used in applicable rules of the SEC; (ii) U.S. government securities (as defined above); (iii) bank obligations (certificates of deposit, bankers' acceptances, and time deposits) issued by banks with a long-term CD rating in one of the three highest categories of an NRSRO, with respect to obligations purchased by a Fund and maturing in more than one year (e.g., A or higher by S&P), and in one of the three highest categories, with respect to obligations purchased by a Fund and maturing in one year or less (e.g., A-3 or higher by S&P); (iv) preferred stock rated in one of the three highest categories by an NRSRO (e.g., A or higher by S&P); (v) commercial paper rated in the two highest categories by S&P, Moody's, D&P, Fitch or another NRSRO (e.g., A-2 or higher by S&P); (vi) repurchase agreements involving these securities; and (vii) unrated securities which, in the opinion of the Advisor, are of a quality comparable to the foregoing. See Appendix A of the Statement of Additional Information for descriptions of the rating services' bond ratings. The IMG Core Stock Fund may invest no more than 5 percent of its total assets in debt securities, convertible securities and preferred stock rated below investment grade.

The IMG Bond Fund's average maturity represents an average based on the stated maturity dates of the Fund's Fixed Income Securities, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, and (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis.

The investment objective for each Fund is described below. Because of the risks involved in all investments there can, of course, be no assurance that the objectives of the Fund will be met. Except for the investment objectives of each Fund, and certain additional limitations listed under "INVESTMENT RESTRICTIONS" and in the Statement of Additional Information, the investment policies of each Fund are not fundamental. Accordingly, they may be changed by the Board of Directors of the Funds without an affirmative vote of a majority of each Fund's outstanding voting shares.

IMG CORE STOCK FUND

The IMG Core Stock Fund's investment objective is to seek long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective. THE IMG CORE STOCK FUND IS INTENDED TO BE AN INVESTMENT VEHICLE FOR THAT PART OF AN INVESTOR'S CAPITAL WHICH CAN APPROPRIATELY BE EXPOSED TO ABOVE AVERAGE RISK IN ANTICIPATION OF GREATER REWARDS. IT IS NOT DESINGED TO OFFER A COMPLETE OR BALANCED INVESTMENT PROGRAM SUITABLE FOR ALL INVESTORS.

The term, "Core Stock Fund" indicates an equity investing style which emphasizes stocks which trade at the lower end of their historical valuation range. The stocks which pass this valuation requirement are considered to represent a core group within the broad stock market. The composition of stocks in this core group can change over time depending on economic and financial market conditions. Thus, the equity style has the flexibility to emphasize value stocks depending upon where the most attractive historical valuations are found.

The IMG Core Stock Fund will seek to achieve its investment objective by investing primarily (at least 65 percent and up to 100 percent of its assets under normal conditions) in Equity Securities. However, the percentage of the Fund's assets that may be invested in Equity Securities, Fixed Income Securities and/or short-term cash equivalents at any time is not fixed. For temporary defensive purposes, when market condtions dictate a more conservative approach to investing, the Portfolio may be up to 100 percent invested in cash equivalents.

Equity securities will be selected by identifying companies that exhibit strong or improving business fundamentals and below-average relative valuations. Stocks which meet these objectives are then extensively evaluated on an individual basis. Business fundamentals such as financial performance, balance sheet condition, management expertise, business strategy and competitive position are examined. An evaluation of factors which indicate the fundamental investment value of the security is also conducted. Valuation is examiined on a relative basis to the broad equity market. Valuation measures considered include price/earnings ratio, dividend yield, cash flow, price/book value, and price/sales ratio. This approach favors financially strong companies with ample liquidity and debt capacity. The primary goal is to favor securities which offer the strongest fundamentals combined with attractive relative valuations.

Risk management will be effected through broad portfolio diversification across economic and industry sectors. Individual stocks and sectors are overweighted where significant undervaluation is present and underweighted where undervaluation is less significant, but exposure serves to provide portfolio diversification and reduced risk. Individual stock and sector weightings are closely monitored and excessive concentrations are avoided to reduce risk. Quantitative tools are used to measure and continually monitor total active and residual risk.

The Fund will also invest in "special situations" from time to time, when the securities of a particular company exhibit independed signs of undervaulation. A "special situation" arises when, in the opinion of the Advisor, the securities of a particular company will be accorded market recognition at an appreciated value solely be reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole.

Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthrough; and new management or management policies. Special situations may involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general exonomic, market or industry risks. As with any securities transation, investment in special situations may involve the risk of decline or total loss of the value of the investment. However, the Advisor will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Fund's investment objective, the amount to be invested and the expected investment results.

Although the Fund's assets normally will be invested primarily in Equity Securities, the Portfolio may hold Fixed Income Securities (as defined above), and cash equivaletns, when a defensive position is warranted or so that the Fund may receive a return on its idle cash. A defensive position may occure when investment opportunities with desirable risk/reward characteristics are unavailable. While the Fund maintains a defensive position, investment income will increase and may constitute a large portion of the return on the Fund, and the Fund probably will not participate in market advances or declines to the extent it would if it were fully invested. However, except when the Advisor determines the adverse market conditions warrant a temporary defensive position, the Fund will limit the investments in Fixed Income Securities to 35 percent of its total assets.

Since the Fund's assets will normally consist primarily of common stocks, the Fund' net asset value may be subject to grater principal fluctuation than a Fund containing a substantial amount of fixed income securities. Sector exposures are monitored closely and excessive concentrations are avoided to reduce risk. (See "IMPLEMENTATION OF POLICIES AND RISKS -- Portfolio Turnover".)

IMG BOND FUND

The investment objective of the IMG Bond Fund is to obtain income by investing in a portfolio of Fixed Income Securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and purdentinvestment risk. The IMG Bond Fund is designed for the investor seeking a more consistent level of income than typical equity or balanced funds, which is higher than money market or short- and intermediate-term bond funds usually provide. The Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities (including Cash Equivalents). Investments will be made generally upon a long-term basis, but the Fund may make short-term investments from time to time. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its securities as interest rates change. Unlike a money market fund, the Fund's net asset value will rise and fall in inverse relationship to changes in interest rates.

The Fund will invest at least 65 percent of its total assets in debt instruments which the Advisor considers to be bonds which include corporate debt securities, U.S. government securities, bank obligations, commercial paper, repurchase agreements, variable and floating rate securities, foreign fixed income securities, mortgage-backed securities, collateralized mortgage obligations and similar securities.

To meet the objectives of the Fund and to seek additional stability of principal, the Fund will be managed to adjust the average maturity based on the interest rate outlook. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer average maturity for the Fund may be considered.

Under normal circumstances, the Fund will invest at least 65 percent of its total assets in Fixed Income Securities which are considered to be of High-Quality. Up to 25 percent of the Fund's total assets could be invested in below-Investment Grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and
(ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection.

The ratings services' descriptions of the below-Investment Grade securities ratings categories in which the Fund may invest are as follows:

Moody's Investors Service, Inc. Bond Ratings: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Standard and Poor's Corporation Bond Ratings: Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Fitch Investors Services, Inc. Bond Ratings: Bonds which are rated "BB" are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

Duff & Phelps, Inc. Long Term Ratings: Bonds which are rated "BB+", "BB", and "BB-", are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

See "IMPLEMENTATION OF POLICIES AND RISKS -- Lower Rated Securities" for information concerning risks associated with investing in below investment grade bonds.

The Fund's assets may be invested in all types of Fixed Income Securities in any proportion, including corporate debt securities, bank obligations, commercial paper, repurchase agreements, private placements, foreign securities, convertible securities, preferred stocks, U.S. government securities, and mortgage-backed and similar securities. (See "Fixed Income Securities" above.) Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will normally not be retained by the Fund, but will be disposed of in an orderly fashion consistent with the best obtainable price. There is no maximum or anticipated average maturity for the IMG Bond Fund. The maturities selected will vary depending on the interest rate outlook.

IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain additional restrictions described below), the Funds may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

REPURCHASE OBLIGATIONS

Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or dealers registered under the Securities and Exchange Act of 1934. In a repurchase agreement, the Fund buys a security at one price and, at the time of sale, the seller agrees to repurchase the obligation at an agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Funds may not enter into repurchase agreements if, as a result, more than 10 percent of a Fund's net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable. (See "Illiquid Securities" below.)

Each Fund may also enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

FIXED INCOME SECURITIES

The net asset value of the shares of open-end investment companies, such as the IMG Bond Fund, which invest in Fixed Income Securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the net asset value of the IMG Bond Fund can be expected to rise. Conversely, when interest rates rise, the net asset value of the IMG Bond Fund can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

When and if  available,  the Funds may  purchase  Fixed Income  Securities  at a discount  from  face  value.  However,  the  Funds do not  intend  to hold  such securities to maturity for the purpose of achieving potential capital appreciation, unless current yields on these securities remain attractive.

LOWER RATED SECURITIES

Investments in below-Investment Grade Fixed Income Securities by the IMG Bond Fund, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specific level of income can ever be assured. In particular, securities rated lower than "Baa" by Moody's or "BBB" by S&P or comparable securities either rated by another NRSRO or unrated (commonly known as "junk bonds") are considered speculative. These lower rated, higher yielding Fixed Income Securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated Fixed Income Securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding Fixed Income Securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to Fund losses, which could result in an increase in the Fund's yield despite the actual loss of principal.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower rated, high yielding Fixed Income Securities.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity of the Fund, but will be reflected in the net asset value of shares of the Fund. The market for these lower rated Fixed Income Securities may be less liquid than the market for Investment Grade Fixed Income Securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of Investment Grade Fixed Income Securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair market value to meet redemption requests or to respond to changes in the market.

As noted above, the IMG Bond Fund may invest up to 25 percent of its total assets in Fixed Income Securities that are rated lower than Investment Grade. For the fiscal year ended April 30, 1997, the Fund had not invested in any income securities that are rated lower than Investment Grade. See "Fixed Income Securities" above. To the extent the Fund invests in these lower rated Fixed Income Securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis than in the case of a fund investing in higher quality bonds. While the Advisor will refer to ratings issued by established ratings agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Advisor's own independent and ongoing review of credit quality.

The Funds may also invest in Fixed Income Securities rated in the fourth highest category by one or more NRSROs (e.g., "Baa" by Moody's), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade Fixed Income Securities.

For further discussion, see "INVESTMENT POLICIES AND TECHNIQUES -- Low-Rated and Comparable Unrated Fixed Income Securities" in the Statement of Additional Information.

SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES

During periods of unusual market conditions when the Advisor believes that investing for defensive purposes is appropriate, a large portion or all of the assets of one or more of the Funds may be invested temporarily in cash or Short-Term Cash Equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements), high quality commercial paper and short-term notes (rated in the two highest categories by S&P and/or Moody's or any other NRSRO or determined to be of comparable quality by the Advisor), other money market funds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and related repurchase agreements.

ILLIQUID SECURITIES

Each Fund may invest up to 10 percent of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell. A complete description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FUTURES AND OPTIONS ACTIVITIES

The Funds may, subject to certain restrictions, invest in interest rate futures contracts and index futures contracts. Interest rate futures contracts are contracts for the future delivery of debt securities, such as U.S. Treasury bonds, U.S. Treasury bills, U.S. Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit. Index futures contracts are contracts in which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract was originally written.

The Funds may also (i) purchase covered spread options which give each Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark (up to 5 percent of the Fund's total net assets); (ii) write call options and purchase put options on interest rate and index futures contracts; (iii) write covered call options on its portfolio securities and purchase covered put options on its portfolio securities; and (iv) enter into closing transactions with respect to these options. The Funds may enter into futures transactions and options on futures contracts and Fund securities only for traditional hedging purposes. Premiums may be generated through the use of call options. However, the premiums which may be generated are not the primary reason for writing covered call options.

These investment practices will primarily be used to attempt to minimize adverse principal or price fluctuations and unfavorable fluctuations in interest rates. They do, however, involve risks that are different in some respects from the investment risks associated with similar funds which do not engage in these activities. With respect to futures contracts and options on futures contracts, the correlation between changes in prices of futures contracts (and options thereon) and of the securities being hedged can only be approximate. Consequently, even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. Because of low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract or an option thereon may result in immediate and substantial gain, as well as loss, to the investor. Therefore, a purchase or sale of a futures contract may result in gains or losses in excess of the amount initially invested in the futures contract. Since most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day, a Fund may not be able to close futures positions at favorable prices. Over-the-counter options are not traded on contract markets regulated by the CFTC or the SEC, and many of the protections afforded to exchange participants are not available. These options have no limits on daily price fluctuations, and pose the risks of inability to find a counterparty to a transaction, lack of a liquid secondary market, and the risk of default of the counterparty. A complete description of futures and options investment practices and their associated risks is contained in the Statement of Additional Information. Each Fund's transactions in futures, options on futures, and options on Fund securities are subject to certain restrictions. (See "INVESTMENT RESTRICTIONS".)

WARRANTS

The IMG Core Stock Fund may invest in warrants; however, not more than 5 percent of the Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5 percent, not more than 2 percent of total assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. An investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the securities which may be purchased on their exercise, whereas call options may be written by anyone. (See "Covered Call and Put Options" in the Statement of Additional Information.) The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

VARIABLE OR FLOATING RATE SECURITIES

Each Fund may invest in Fixed Income Securities which offer a variable or floating rate of interest. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See "Illiquid Securities" above.) Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, a Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Fund.

MORTGAGE-BACKED SECURITIES

Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily backed by the full faith and credit of the U.S. government itself, or collateralized by U.S. Treasury obligations or by U.S. government agency securities. Interests in such pools are described herein as "Mortgage-Backed Securities". These include securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA"). Each Fund may invest in Mortgage-Backed Securities representing undivided ownership interests in pools of mortgage loans, including GNMA, FHLMC, and FNMA Certificates and so-called "CMOs" (i.e., collateralized mortgage obligations which are issued by nongovernmental entities but which are collateralized by U.S. Treasury obligations or by U.S. government agency securities). The Funds may also invest in REMIC Certificates issued by FNMA. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds are not presently permitted to invest in "residual" interests.

GNMA Certificates are Mortgage-Backed Securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these PCs or GMCs pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The principal and the timely payment of interest on FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. government.

Each of the Mortgage-Backed Securities described above is characterized by periodic payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal which is part of the regular payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of a Fund's higher-yielding Mortgage-Backed Securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the Mortgage-Backed Securities sector or in other investment sectors. Investments in mortgage-backed securities can be volatile depending upon the makeup of the mortgage portfolio underlying the particular security and the prepayment experience on the underlying mortgage. In addition to the foregoing, each Fund may invest in similar asset-backed securities which are backed not by mortgages but other assets such as receivables.

ASSET-BACKED SECURITIES

The Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to sell-off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (i.e., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS

Each of the Funds may invest in zero coupon bonds, deferred interest bonds and PIK bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Fund securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES

Each of the Funds may invest a portion of its assets in Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Each of the Funds may also invest a portion of their net assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. government or by private originators or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal and interest on Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As a part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more of the tranches generally must be created to absorb most of the volatility in the cash flows in the underlying mortgage assets. The yields on these more volatile tranches are generally higher than prevailing market yields on government asset backed securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgage assets, the market price of and yield on these tranches tend to be highly volatile. The same is true for multi-class pass-through securities. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" in the Statement of Additional Information for a discussion of the risks of investing in classes consisting primarily of interest payments or principal payments.

The Funds may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES

Each of the Funds may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. The market value of a class consisting entirely or primarily of principle payment is unusually volatile in response to changes in interest rates. For a further description of SMBS and the risks related to transactions therein, see the Statement of Additional Information.

LOAN PARTICIPATIONS

Each of the Funds may invest a portion of its assets in "loan participations". By purchasing a loan participation, each Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may be in default at the time of purchase. Each Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Some of the loan participations acquired by the Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans makes such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Advisor determines that any such investments are illiquid, the Funds will include them in the investment limitations on Illiquid Securities described above. For a further discussion of loan participations and the risks related to transactions therein, see the Statement of Additional Information.

DERIVATIVE SECURITIES

Each of the Funds may invest in securities which are created by combining transactions in two or more underlying markets, often referred to as "derivative securities", which have a return that is tied to a formula based upon an index which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid or the amount of market fluctuation. These securities may have varying degrees of volatility at different times, or under different market conditions. Allowable investments are floating rate notes, variable rate notes, and notes whose maturity value fluctuates.

LENDING OF SECURITIES

Each Fund may lend its securities, up to 30 percent of the Fund's total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral equal at least to the value of the securities lent. The collateral may consist of cash, government securities, letters of credit, or other collateral permitted by regulatory agencies. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Any cash collateral pursuant to these loans will be invested in short-term liquid debt securities. A Fund will retain the right to call, upon notice, the securities lent. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the creditworthiness of the entities to which loans are made is examined to evaluate those risks. Loans will not be made unless the consideration which can be earned from such loans justifies the risks. The Funds may pay reasonable custodial and services fees in connection with the loans. (See "Reverse Repurchase Agreements" and "Securities Lending" in the Statement of Additional Information.)

FOREIGN SECURITIES

Each Fund may invest up to 15 percent of its total assets directly in the securities of foreign issuers, including the securities of foreign branches and foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Funds may also invest in foreign securities in domestic markets through sponsored depository receipts without regard to this limitation. Foreign investments may involve risks which are in addition to the risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.

Foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Obtaining judgments, when necessary, in foreign countries may be more difficult and more expensive than in the United States. Although each Fund intends to invest in securities of foreign issuers located in developed countries which are considered as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage, or political or social instability which could affect investments in those nations.

In addition, the net asset values of the Funds are determined and shares of the Funds can be redeemed only on days the New York Stock Exchange ("NYSE") is open for business. However, foreign securities held by a Fund may be traded on days and at times when the NYSE is closed. Accordingly the net asset value of a Fund may be significantly affected on days when the investor is unable to purchase or redeem shares.

DELAYED DELIVERY SECURITIES

Each Fund may invest up to 15 percent of its total assets, measured at the time of purchase, in securities purchased on a when-issued or delayed delivery basis ("Delayed Delivery" or "When-Issued" Securities). Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing securities on a when-issued basis allows the Fund to lock in a fixed price or yield on a security it intends to purchase. At the time a Fund purchases a When-Issued Security, it records the transaction and reflects the value of the security in determining its net asset value (although the Fund will not accrue interest income prior to actual delivery).

The Funds may also sell securities on a delayed delivery basis. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security.

Delayed Delivery Securities are subject to changes in value based on the market perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Delayed Delivery Securities may expose a Fund to this risk because they may experience such fluctuation prior to actual delivery. The greater the Fund's outstanding commitments to purchase these securities, the greater the Fund's exposure to possible fluctuations in its net asset value. Purchasing (or selling) Delayed Delivery Securities may involve the additional risk that the yield available in the market when delivery occurs may be higher (or lower) than that obtained at the time of commitment. Although the Fund may be able to sell Delayed Delivery Securities prior to the delivery date, a Fund will only purchase Delayed Delivery Securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. Each Fund will segregate and maintain cash, cash-equivalents, or other high-quality, liquid debt securities in an amount at least equal to the amount of outstanding commitments for Delayed Delivery Securities at all times. See the Statement of Additional Information for further discussion of Delayed Delivery Transactions.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

The Funds may enter into "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells Mortgaged-Backed Securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Advisor's ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing. Mortgage dollar rolls are considered illiquid securities. (See "Illiquid Securities" above.)

PORTFOLIO TURNOVER

The Funds attempt to increase return by trading to take advantage of short-term market variations. This policy may lead to higher annual portfolio turnover rates. It is anticipated that under normal market conditions the rate of portfolio turnover for the IMG Core Stock Fund is estimated to fall between 50 percent and 70 percent; however, during periods when it is advisable to engage in substantial short-term trading, the portfolio turnover rate could exceed 200 percent. For the fiscal year ended April 30, 1997, the portfolio turnover rate for the IMG Core Stock Fund was 54.09%. The rate of portfolio turnover for the IMG Bond Fund is estimated to fall between 100 percent and 300 percent. These rates should not be considered as limiting factors.

The annual portfolio turnover rate indicates changes in a Fund's securities' positions. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of Fund securities necessary to meet cash requirements for redemptions of shares. High turnover in any year will result in the payment by a Fund of above average amounts of brokerage commissions and could result in the payment by shareholders of above average amounts of taxes on realized investment gains. However, to the extent the Funds purchase Fixed Income Securities, it is not anticipated that high turnover will produce a negative effect, because Fixed Income Securities will normally be purchased on a principal basis.

The Funds intend to limit their turnover so that realized short-term gains on securities held for less than three months do not exceed 30 percent of gross income. This enables the Funds to derive the benefits of favorable tax treatment available under the Internal Revenue Code. (See "DISTRIBUTIONS AND TAXES".)

INVESTMENT RESTRICTIONS

The Funds have adopted certain investment restrictions. Each Fund's "fundamental" investment restrictions cannot be changed without approval by holders of a majority of the respective Fund's outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of (a) 67 percent of the shares of the Fund at a meeting where more than 50 percent of the outstanding shares are present in person or by proxy, or (b) more than 50 percent of the outstanding shares of the Fund. However, except where expressly stated to be fundamental, the Funds' investment restrictions are not fundamental and may be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of investment restrictions adopted by the Funds.

The fundamental investment restrictions provide, among other things, that each Fund may not:

1. Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if the purchase would cause the value of a Fund's investments in all such companies to exceed 5 percent of the value of its net assets.

2. Purchase the securities of any issuer if such purchase would cause, as to 75 percent of the Fund's total assets, more than 5 percent of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer.

3. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of a Fund's net assets at the time the borrowing is incurred; provided, however, that a Fund may enter into transactions in options, futures, and options on futures. A Fund may borrow from a bank or by engaging in a reverse repurchase agreement. A Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage. See the Statement of Additional Information for an explanation of reverse repurchase agreements.

4. Enter into futures contracts or related options if more than 30 percent of a Fund's net assets would be represented by futures contracts or more than 5 percent of a Fund's total assets would be committed to initial margin and premiums on futures and related options.

5. Invest in options (options on futures, indexes and securities) if securities covering these options exceed 25 percent of a Fund's net assets or the premiums paid for such options exceed 5 percent of a Fund's net assets.

MANAGEMENT

Under the laws of the State of Maryland, the property, affairs and business of the Company and the Funds are managed by the Board of Directors. The Directors elect officers who are charged with the responsibility for the day-to-day operation of the Funds and the execution of policies formulated by the Directors. The Directors and Officers are:

       *David W. Miles, Director.
       Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

       *Mark A. McClurg, President and Director.
       Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

       David Lundquist, Chairman of the Board and Director.
       Managing Director, Lundquist, Schiltz & Associates, a consulting company, 1996 to Present; Vice Chairman and CFO, New Heritage Association, a cable television company, 1991 to 1996.

       Johnny Danos, Director.
       President, Danos, Inc., a personal investment company.

       Debra Johnson, Director.
       Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

       Edward J. Stanek, Director.
       CEO, Iowa Lottery, a government operated lottery.

       *Ruth L. Prochaska, Secretary.
       Controller/Compliance   Officer,  Investors  Management  Group,  and  IMG
       Financial Services, Inc.

*Mr. Miles, Mr. McClurg, and Ms. Prochaska are deemed to be "interested person", as defined in the Investment Company Act of 1940.

The mailing address of all officers and directors of the Fund is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

THE ADVISOR

The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with Investors Management Group, ("IMG" or the "Advisor"), 2203 Grand Avenue, Des Moines, Iowa 50312-5338, to serve as each Fund's investment advisor. IMG is a registered investment advisor organized in 1982. Since then, its principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. IMG has approximately $1.6 billion in equity, fixed income, and money market assets under management.
David W. Miles and Mark A. McClurg are principal shareholders of IMG.

Pursuant to the Advisory Agreement with the Fund, IMG provides investment advisory assistance and the day-to-day management of each Fund's investments, subject to the supervision and authority of the Board of Directors.

The IMG Core Stock Fund is managed by James T. Richard. The IMG Bond Fund is co-managed by Jeffrey D. Lorenzen, CFA and Kathryn D. Beyer, CFA. Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA, have managed the IMG Bond Fund since inception. The following is certain biographical information concerning the managers:

         JAMES T. RICHARDS, EQUITY MANAGER. Mr. Richards is IMG's equity strategist and a member of IMG's Investment Polilcy Committee. Prior to joining IMG in 1997, Mr. Richards served as Vice-President for Brenton Trust and Investment Management from 1996 to 1997. Mr. Richards served as Managing Director-Equities for IMG from 1991 to 1996. Mr. Richards served as Vice-President and Managing Director-Equities for a Cedar Rapids, Iowa investment firm from 1985 to 1991. Mr. Richards received his Masters of Business Administration from the University of Iowa and his Bachelor of Arts degree in economics from Coe College.

         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Masters of Business Administration degree from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.

INVESTMENT ADVISORY FEES

Under the terms of the Advisory Agreement, each Fund has agreed to pay IMG a monthly management fee. The IMG Core Stock Fund and the IMG Bond Fund pay IMG a management fee computed and paid monthly equal to, on an annual basis, 0.50 percent and 0.30 percent respectively of each Fund's average daily net assets. Advisor Shares were first issued on April 5, 1996. During the fiscal year ended April 30, 1997, the IMG Core Stock Fund paid advisory fees of $2,726. No shares were issued for the IMG Bond Fund during the period.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Funds' shares, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, brokerage commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Funds' custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement with IFS requires IFS to pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

DISTRIBUTOR

IFS serves as distributor and principal underwriter for the Funds pursuant to a Distribution Agreement and a Rule 12b-1 Plan. IFS bears all its expenses of providing services pursuant to the agreement, including the payment of any commissions. IFS provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than current shareholders. The Funds bear the cost of qualifying and maintaining the qualification of Funds' shares for sale under the securities laws of the various states and the expense of registering their shares with the Securities and Exchange Commission. For its services under the Distribution Agreement, IFS receives a fee, payable monthly, at the annual rate of 0.40 percent of average daily net assets of Shares of the IMG Core Stock Fund, and 0.25 percent of average daily net assets of Shares of the IMG Bond Fund. This fee is accrued daily as an expense of each Fund. The Fund is not required to reimburse the distributor for distribution expenses in excess of such fees. (See "ADDITIONAL INVESTMENT INFORMATION".)

IFS may enter into related selling group agreements with various broker-dealer firms that provide distribution services to investors. IFS does not currently compensate firms for sales of shares of the Funds but may elect to pay such compensation solely from its assets. IFS may, from time to time, pay additional commissions or promotional incentives to firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds distributed by IFS.

Banks and other financial services firms may provide administrative services to facilitate transactions in shares of the Funds for their clients, and IFS may pay them a fee up to the level of the distribution fee allowable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate in order to provide efficient services for the Funds. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. Presently IFS does not pay distribution fees to broker-dealers, banks, or other financial services firms. The Funds do not believe that a termination of such a relationship with a bank would result in any material adverse consequence to the Funds.

Since the Distribution Agreement provides for fees that are used by IFS to pay for distribution services, that agreement along with the related selling group agreements (collectively, the "Plan") is approved and reviewed in accordance with the Funds' Rule 12b-1 Plan under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

For further information, see "MANAGEMENT OF THE FUNDS" in the Statement of Additional Information.

FEES FOR SHAREHOLDER SERVICES

IMG also provides information and administrative services for shareholders of the Funds pursuant to an Administrative Services Agreement ("Administrative Services Agreement") under a "Shareholder Services Plan" adopted by the Board of Directors and reviewed at least annually. Under the Shareholder Services Plan, IMG may enter into related arrangements with various financial services firms, such as broker-dealer firms or banks ("Firms"), that provide services and facilities for their customers or clients who are shareholders of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. IMG bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Funds pay IMG a fee, payable monthly, at the annual rate of up to 0.25 percent of average daily net assets of the Shares of either Fund. IMG may then pay each Firm a service fee at an annual rate of up to 0.25 percent of net assets of IMG Core Stock Fund and the IMG Bond Fund owned by those accounts in the Funds that the Firm maintains and services. A Firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by IMG or the Funds. The fees are calculated monthly and paid quarterly.

IMG also may provide some of the above services and may retain any portion of the fee under the Administrative Services Agreement not paid to Firms to compensate itself for administrative functions performed for the Funds.

FUND ACCOUNTING

IMG provides fund accounting services pursuant to a Fund Accounting Agreement. Each Fund pays IMG fees equal to an annual rate of 0.10 percent of average daily net assets.

HOW TO INVEST

You can purchase shares of the Funds in several ways, each of which is described below, from IFS as distributor of the Funds' shares. You may also purchase (or redeem) shares of a Fund through dealers or others who may charge a service or transaction fee. (See "Financial Services Firms" below.) Please review the information under "ADDITIONAL INVESTMENT INFORMATION", and "HOW TO REDEEM SHARES". All purchases are subject to acceptance by the Funds and the Funds may decline to accept a purchase order upon receipt when it would not be in the best interest of existing shareholders to accept the order. The purchase price of your shares will be the net asset value next determined after IFS receives your investment in proper form. (See "ADDITIONAL INVESTMENT INFORMATION -- Determining Your Share Price".)

BY MAIL

You can purchase shares of the Funds by sending an application and a check or money order payable to "IMG Mutual Funds, Inc." to the address on the back cover of this Prospectus. To make additional purchases, enclose a check payable to IMG Mutual Funds, Inc. along with the Additional Investment Form provided with your account statement. Or, you may send a check along with an indication of the account in which it should be deposited. Please note the minimum investment requirements for each class of shares of the Funds. (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".) If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by a Fund as a result. All your purchases must be made by checks payable to IMG Mutual Funds, Inc. drawn on U.S. banks. Third-party checks are not accepted.

BY WIRE

You may purchase additional shares by wire. Please call 1-800-798-1819 for complete wire instructions. The Funds will not be responsible for the consequences of delays resulting from the banking or Federal Reserve wire systems.

BY EXCHANGE

You can open a new account by exchanging from one Fund account to another. Exchanges may only be made between identically registered accounts. There is no charge for this service. You may request an exchange by calling or writing IFS. Your purchase price will be the offering price next determined after your exchange request is received in proper form. The telephone exchange minimum is the lesser of $50 or the balance of your account, with no minimum for written exchanges. Check the minimum initial investment requirements for the class of shares of the Fund you are investing in under "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments". Please review the information about this privilege under "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege".

BY TELEPHONE PURCHASE

You can make additional investments from $50 to $25,000 into your IMG Funds account by telephone. Upon your authorization, money from your bank checking or NOW account will be withdrawn to make the investment. The price you receive will be the offering price next computed after IFS receives your funds from your bank, which is normally two banking days after you have initiated the transaction through IFS. To establish the telephone purchase privilege, request a form by calling 1-800-798-1819. Neither the Funds nor their transfer agent will be responsible for the authenticity of purchase instructions received by telephone. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

NO MINIMUM INVESTMENT PROGRAM

The Funds will waive the minimum initial investment for investors purchasing Shares using the Automatic Investment Plan or Automatic Exchange. To establish these options, call 1-800-798-1819 for an application. If the Automatic Investment Plan or Automatic Exchange is discontinued before the investor reaches the minimum investment that would otherwise be required, a Fund reserves the right to close an investor's account. Prior to closing any account for failure to reach the minimum initial investment, however, the Fund will give the investor written notice and 60 days in which to reinstate the Automatic Investment Plan or Automatic Exchange or otherwise reach the minimum initial investment. Since each Fund has the right to redeem an investor's account for failure to reach the minimum initial investment, you should consider your financial ability to continue in this Plan until the minimum initial investment amount is met, since such a redemption may occur in periods of declining share prices. Involuntary redemptions will not occur where the investor's account falls below the minimum because of a decrease in the net asset value of a Fund. (See "SHAREHOLDER SERVICES -- Automatic Investment Plan" and "-- Automatic Exchange Plan".)

FINANCIAL SERVICES FIRMS

Shares of the Funds are available through selected financial services firms such as broker-dealer firms and banks ("Firms"). The purchase price for shares of a Fund purchased through such Firms will be the net asset value next determined after receipt of the order to purchase by the Firm. Such Firms are responsible for the prompt transmission of purchase and redemption orders.

Firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. They may arrange with their clients for other investment or administrative services. Such Firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' yield or return. Firms may also hold Fund shares positions in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firms. Some of the Firms may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such Firms' material regarding their fees and services. Shareholders should also consider that certain Firms may offer services which may not be available directly from the Fund.

IFS does not presently compensate Firms for sales of Fund shares. IFS is compensated by the Fund for services as distributor and principal underwriter. A salesperson for a Firm or for IFS or any other person entitled to receive compensation for selling or servicing Fund shares may receive different compensation for such sales depending on the class of the shares sold.

ADDITIONAL INVESTMENT INFORMATION

The shares of each Fund may be purchased at the net asset value of that Fund's shares next determined after the Fund receives the order for such purchase. Each Fund reserves the right to cease offering its shares for sale at any time.

SIGNATURE GUARANTEES

A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. Some instances in which you will need a signature guarantee include:

1.   when you add the telephone redemption option to your existing account;

2. if you transfer the ownership of your account to another individual or organization;

3.   for a written redemption request over $25,000;

4. when you want redemption proceeds sent to a different name or address than is registered on your account;

5.   if you add/change your name or add/remove an owner on your account; and

6.   if you add/change the beneficiary on your retirement account.

A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. Please note that a notary public stamp or seal is not a Signature Guarantee.

POWER OF ATTORNEY -- ATTORNEY-IN-FACT

If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person. You should sign the back of the application in the following form: "[person's name] by [your name], attorney-in-fact". An affidavit for the Power of Attorney document must be submitted with the application if you wish to establish telephone or check writing privileges for the account. You will also be required to provide an affidavit of the Power of Attorney document to process all redemption requests from the attorney-in-fact.

The following form of affidavit typed on the Power of Attorney document and signed is acceptable:

         I hereby certify that this affidavit is a true and complete copy of the original Power of Attorney, still in full force and effect, and that the maker is still alive and competent.


         BY: __________________________________________________________________
               (Attorney-in-Fact)                                      (Date)

         ______________________________________________________________________
           (Print Name and Title)                                 (Notary Seal)

This affidavit must be notarized and dated within two weeks of the date it is received by the Funds.

CORPORATIONS AND TRUSTS

If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of your account. Corporate resolutions may need to be updated annually. As an alternative, you may complete a Corporate Resolution Form, which can be obtained from the Funds. Until a valid corporate resolution or Form is received by the Funds, services such as telephone redemption and wire redemption will not be established. If you are investing as a trustee, please include the date of the trust and attach a copy of the title and signature pages of the trust agreement, as well as any pages indicating which signatures are required to execute transactions. All trustees must sign the application. If not, then services such as telephone redemptions, wire redemptions, and check writing (if available) will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Funds. Failure to provide these documents, or signatures as required, when you invest may result in delays in processing redemption requests.

MINIMUM INVESTMENTS

Except as provided below, the minimum initial investment in Shares of each Fund is $1,000. For IRA accounts and Uniform Gifts/Transfers to Minors accounts, the minimum initial investment in Shares is $250. Minimum investments into Shares are waived for employee benefit plans qualified under Section 401, 403(b)(7), or 457 of the Internal Revenue Code. These minimums can be changed by the Funds at any time. Shareholders will be given at least 30 days' notice of any increase in the minimums. The Funds will waive the minimum initial investment in Shares for shareholders using the Automatic Investment Plan or Automatic Exchange. Subsequent investments must be at least $50. (See "HOW TO INVEST -- No Minimum Investment Program".)

DETERMINING YOUR SHARE PRICE

Except as provided herein, when you make investments in a Fund, the purchase price of your shares will be the net asset value next determined after IFS's receipt of an order, or exchange request in proper form. Except as provided below, if IFS receives your order prior to the close of the NYSE on a day in which the NYSE is open, your price will be the net asset value determined that day. The method used to calculate the net asset value is described below under "Calculation of Net Asset Value".

CALCULATION OF NET ASSET VALUE

The net asset value per share is determined as of the close of trading on the NYSE, currently 3:00 p.m. Central Time, on days the NYSE is open for business. However, net asset values will not be determined on days during which the Funds receive no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of a Fund's total assets, subtracting all liabilities, and dividing by the total number of outstanding shares. Expenses are accrued daily and applied when determining the net asset value. Equity Securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Fixed Income Securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of Fixed Income Securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Fixed Income Securities in a Fund having maturities of 60 days or less are valued by the amortized cost method unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO REDEEM SHARES

You may request redemption of your shares at any time. The price you receive will be the net asset value next determined after the Funds receive your request in proper form. (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value".) Once your redemption request is received in proper form, each of the Funds will normally mail you the proceeds the next business day. Proceeds will ordinarily be mailed no later than seven days after receipt of a redemption request in proper form. However, the Funds may withhold payment until investments which were made by check, telephone, or the Automatic Investment Plan have been collected. (This is a security precaution only and does not affect your investment. Your money is invested the day your purchase order is accepted.) Checks generally are collected in 10 calendar days.

The right of redemption may be suspended during any period, when: (a) trading on the NYSE is restricted, as determined by the Commission, or such NYSE is closed for other than weekends and holidays; (b) the Commission has permitted such suspension by order; or (c) an emergency as determined by the Commission exists, making disposal of Fund securities or valuation of net assets of a Fund not reasonably practicable.

If you are exchanging into another Fund, see "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" for a discussion of procedures and certain tax consequences. Redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee. Requests for transfers of shares of a Fund from or between broker-dealer street name accounts must be made by the broker-dealer. You should contact the broker in whose account your shares are held if you want to transfer these shares.

You may redeem shares in any of the following ways:

WRITTEN REDEMPTION

To make a written redemption, please send your request to IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338, and include:

         1.     your account number,
         2.     the number of shares or dollar amount you want to redeem,
         3.     each owner's name as registered on the account,
         4.     your street address as registered on the account, and
         5.     the signature of each owner as the name appears on the account.

Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. In addition, redemptions over $25,000 require a signature guarantee. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

RETIREMENT PLAN REDEMPTION

To redeem from an Individual Retirement Account (IRA), you may either use the distribution form which you may request by calling 1-800-798-1819, or you may send your request which includes the information described under "Written Redemption" above.

In addition, you must:

         1. indicate whether (a) 10 percent or more of the redemption proceeds should be withheld for taxes, or (b) no portion of the proceeds should be withheld for taxes;
         2. include the type of distribution (e.g., a normal distribution or a premature distribution); and
         3. write that you certify under penalties of perjury that your social security number is correct and that you are not subject to backup withholding.

For redemptions from any other retirement plan, please call IFS for the appropriate distribution form.

TELEPHONE REDEMPTION

Telephone redemption privileges are only available to those shareholders who have previously made a written election to use the privilege.

Once you authorize the telephone redemption option on your application, you may redeem shares in amounts of $500 (or the balance of your account) or more by telephone. If you would like to add the option to your account, you may request a telephone redemption form from IFS. Each owner's signature must be guaranteed in order to add the option to existing accounts. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

To place a redemption request by telephone, call IFS at 1-800-798-1819. Redemption proceeds can be directly deposited by Electronic Funds Transfer ("EFT") or wired only to a commercial bank that you have authorized on your account application or telephone redemption form. They may also be mailed to the registered address on your account. Once you place your telephone redemption request, it cannot be canceled or modified. The Funds and their Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including refusing a telephone redemption if they believe it advisable to do so. The Funds will tape record all telephone redemption requests and will ask the social security number or other personal identifying information of the shareholder and will only send redemption proceeds to the shareholder of record at their address or to a financial account which has been established by the shareholder pursuant to written authorization. IFS does not charge a fee for redemptions directly deposited to your bank account by EFT. However, a $10.00 fee is applicable to each wire redemption. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. Shareholders may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes.

SHAREHOLDER SERVICES

As an IMG Mutual Funds, Inc. shareholder, you will enjoy the advantages of:

                             o   Automatic Dividend Reinvestment
                             o   Telephone Purchase Privilege
                             o   Telephone Exchange and Redemption Privilege
                             o   Automatic Investment Plan
                             o   Payroll Direct Deposit Plan
                             o   Automatic Exchange Plan
                             o   Dollar Cost Averaging
                             o   Systematic Withdrawal Plan
                             o   No Minimum Investment Program

AUTOMATIC DIVIDEND REINVESTMENT

You can automatically reinvest all dividends and capital gains distributions, have them directly deposited by EFT to your bank account, or receive them in the form of a check. If you elect to have them reinvested, your dividends and capital gains distributions will purchase additional shares at the net asset value determined on the dividend or capital gains distribution payment date (no sales charges). You may change your election at any time by writing IFS. IFS must receive any such change seven days (15 days for EFT) prior to a dividend or capital gains distribution payment date in order for the change to be effective for that payment.

TELEPHONE PURCHASE PRIVILEGE

The Funds offer free telephone purchase privileges. (See "HOW TO INVEST -- By Telephone Purchase".)

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

You may exchange shares between identically registered Fund accounts either in writing or by telephone. Shares are exchanged on the basis of each Fund's relative net asset value per share next computed following receipt of a properly executed exchange request. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. A $50 minimum, or the balance of your account if less, applies to telephone exchanges. When opening a new account by an exchange, the initial minimum investment is required. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

You may authorize the telephone exchange or redemption privilege by completing the "telephone authorization" section on your application. If you add the telephone redemption privilege to your existing account, you must have each owner's signature guaranteed. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".) By establishing the telephone exchange and redemption services, you authorize the Funds and their agents to act upon your instruction by telephone to redeem or exchange shares from any account for which you have authorized such services. (See "HOW TO REDEEM SHARES -- Telephone Redemption".) The Funds reserve the right, at any time without prior notice, to suspend, limit, modify, or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Funds, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares in a year and/or three exchanges of shares in a calendar quarter.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or NOW account. You may choose to make investments on the fifth and/or twentieth day of each month from your financial institution in amounts of $50 or more. When used in conjunction with the No Minimum Investment Program, the initial minimum investment is not required. (See "HOW TO INVEST -- No Minimum Investment Program".) There is no service fee for participating in this Plan. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearinghouse. For an application call 1-800-798-1819. The Funds reserve the right to suspend, modify, or terminate the Automatic Investment Plan or its use by any person without notice. If the Automatic Investment Plan is discontinued before the investor reaches the minimum investment that would otherwise be required (see "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments"), the Funds reserve the right to close the investor's account. A service fee of $20 will be deducted from your account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying IFS in writing to terminate the Plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. (See "Dollar Cost Averaging" below.)

PAYROLL DIRECT DEPOSIT PLAN

You may purchase additional shares of the Funds through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Funds' bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities by EFT available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments and annuity payments.

This privilege may be selected by completing the Authorization for Direct Deposit Form, which may be obtained by calling 1-800-798-1819. To enroll in the Plan, the Authorization Form must be signed by you and given to your employer's payroll department. You may alter the amount of the deposit, the frequency of the deposit, or terminate your participation in the Plan by notifying your employer. Each Fund reserves the right, at any time and without prior notice, to suspend, limit, or terminate the Automatic Direct Deposit privilege or its use in any manner by any person. (See "Dollar Cost Averaging" below.)

AUTOMATIC EXCHANGE PLAN

The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Fund account into another Fund account. By establishing the Automatic Exchange Plan, you authorize the Funds and their agents to redeem a set dollar amount or number of shares from your first Fund account and purchase shares of a second Fund. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Automatic Exchange Plan on your account, request a form by calling 1-800-798-1819. (See "Dollar Cost Averaging" below.)

When used in conjunction with the No Minimum Investment Program, the initial minimum investment in the second account is not required. An account application form must be completed and submitted with the Authorization for Automatic Exchange Form when you establish a new account under the No Minimum Investment Program. (See "HOW TO INVEST -- No Minimum Investment Program".) If the Automatic Exchange Plan is discontinued before you reach the minimum initial investment that would otherwise be required in the second Fund, or the account balance in the first Fund falls below the minimum initial investment, the Funds reserve the right to close your account(s). (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".)

To participate in the Automatic Exchange Plan, you must have an initial account balance in the first account of $12,000. Exchanges may be made monthly, quarterly or annually. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, the participation in the Plan will be terminated. The Plan may also be terminated at any time by written request to the Funds. Once participation in the Plan has been terminated for any reason, investing additional funds will not reinstate the Plan. Participation in the Plan may be reinstated only by written request to the Funds. Each Fund reserves the right, at any time and without prior notice, to modify, suspend, or terminate the Automatic Exchange Plan privilege or its use in any manner by any person.

DOLLAR COST AVERAGING

The IMG Mutual Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange privilege, all discussed above, are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same set amount, you'll be purchasing more shares when the price is low and fewer shares when the price is high.
Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

SYSTEMATIC WITHDRAWAL PLAN

The owner of $24,000 or more of a Fund's shares may provide for the withdrawal of a maximum of 10 percent per year from the owner's account to be paid on a monthly, quarterly, semi-annual or annual basis. One request will be honored in any 12 month period. The minimum periodic payment is $200. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment.

The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Funds.

NO MINIMUM INVESTMENT PROGRAM

The Funds offer a No Minimum Investment Program for shareholders investing in Shares through the Automatic Investment Plan or the Automatic Exchange Plan. (See "HOW TO INVEST -- No Minimum Investment Program".)

DISTRIBUTIONS AND TAXES

Each Fund will qualify and intends to remain qualified as a "regulated investment company" under the Internal Revenue Code and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund. Any dividends from the net income of the IMG Bond Fund normally will be distributed quarterly, and any dividends from the net income of the IMG Core Stock Fund will normally be distributed semi-annually. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over. The Funds will attempt to do so in such a manner as to avoid the Funds paying income tax on their net investment income and net realized capital gains or being subject to federal excise taxes. Shares purchased on a day on which the Funds calculate their net asset value will not begin to accrue dividends until the following day, and redemption orders effected on any particular day will receive dividends declared through the day of redemption.

Distributions for each Fund are made on a per share basis to shareholders as of the record date of the distribution of that Fund, regardless of how long the shares have been held. Such distributions are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Fund shares. After every quarterly or semi-annual distribution, the value of a share drops by the amount of the distribution, net of any subsequent market fluctuations. Because the purchase price of shares (particularly those shares purchased shortly before the semi-annual distribution) may include earned and undistributed dividend and/or capital gains income, some portion of the purchase price may be returned to the shareholder in the semi-annual distribution as taxable dividends and/or capital gains. However, the dividends and capital gains that are reinvested in additional Fund shares may increase the shareholder's costs basis. If dividends and capital gains distributions are not automatically reinvested in additional Fund shares (See "SHAREHOLDER SERVICES--AUTOMATIC DIVIDEND REINVESTMENT") checks for cash dividends and distributions will be mailed to shareholders, usually within ten days after the record date of the distribution or they may be deposited in your bank account by EFT. Full information regarding income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

For federal income tax purposes, dividends paid by a Fund and distributions from net realized short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains. The capital gain holding period is determined by the length of time a Fund has held the instrument and not the length of time you have held shares in the Fund. If you are not required to pay tax on your income, you will not be required to pay federal income taxes on the amounts distributed to you. Promptly after the end of each calendar year, you will receive a statement of the federal income tax status on all dividends and capital gains distributions paid during the year.

If you do not furnish a Fund with your correct social security number or employer identification number, such Fund will be required to withhold federal income tax at a rate of 31 percent (backup withholding tax) from your distribution and redemption proceeds. To avoid backup withholding, you must provide a social security number or employer identification number and state that you are not subject to such withholding due to the under reporting of your income. This certification is included as part of your application. You should complete it when opening your account.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to your particular investment. You are urged to consult your tax advisor.

CAPITAL STOCK

IMG Mutual Funds, Inc., is a Maryland corporation organized on November 16, 1994, and currently has 4 billion shares authorized capital stock of $.001 par value each, of which 1.6 billion shares have been further authorized for issuance in two Funds, with three classes of shares of each Fund being offered as set forth below:

                                                                  INSTITUTIONAL
        FUND               ADVISOR SHARES       SELECT SHARES         SHARES

  IMG Core Stock Fund       200,000,000           200,000,000       200,000,000
  IMG Bond Fund             200,000,000           200,000,000       200,000,000

Each share has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive subscription rights. Cumulative voting is not authorized. You are entitled to redeem shares as set forth under "HOW TO REDEEM SHARES". All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent. A fourth class, Investor Shares, ceased to be issued as of January 31, 1996. Select and Institutional Shares are offered in a separate Prospectus which may be obtained by calling IFS at 1-800-798-1819. Please read the Prospectus carefully before investing or sending money.

SHAREHOLDER REPORTS AND MEETINGS

Each Fund will confirm all transactions for your account in writing. You will also receive quarterly Fund information, a semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write to IFS at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement per year for statements ordered for other years.

The Funds may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Funds' outstanding voting securities.

To date, two Funds have been authorized. All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule.

CUSTODIAN, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT

Norwest Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479, acts as custodian of the Funds' assets. IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, acts as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. IMG is compensated for its services based on an annual fee as a percent of assets. The fees received and the services provided as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent are in addition to those received and paid to IMG under the Advisory Agreement and the Administrative Services Agreement, or payable to IFS under the Distribution Agreement with the Funds.

PERFORMANCE INFORMATION

From time to time, a Fund may advertise several types of performance information. Shares of the IMG Core Stock Fund and IMG Bond Fund may advertise "average annual total return", "total return", and "cumulative total return". Shares of the IMG Bond Fund may also advertise "yield". Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Fund.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five, and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of a Fund). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund's performance over a stated period of time. For the fiscal year ended April 30, 1997, total return for the IMG Core Stock Fund was
7.17 percent.  Average total  returns since first  offering  (April 5, 1996) was
6.05 percent for the IMG Core Stock Fund.

Yield refers to the net investment income per share generated by a hypothetical investment in a Fund over a specific one month, or 30 day period. Returns, yields, and net asset values will fluctuate. Shares of the Funds are redeemable by an investor at the then current net asset value per share, which may be more or less than original cost. Additional information concerning Fund performance appears in the Statement of Additional Information.

PROSPECTUS



                             IMG MUTUAL FUNDS, INC.

________________________________________________________________________________

                              IMG CORE STOCK FUND
                                 IMG BOND FUND


                                SELECT SHARES AND
                              INSTITUTIONAL SHARES
________________________________________________________________________________


                                AUGUST 27, 1997

PROSPECTUS


IMG MUTUAL FUNDS, INC.
IMG FINANCIAL SERVICES, INC.
2203 GRAND AVENUE
DES MOINES, IA   50312-5338
1-800-798-1819

IMG Mutual Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end management investment company issuing its shares in series (each series referred to as a "Fund" and collectively as "Funds"), representing a diversified portfolio of investments with its own investment objectives and policies. Two Funds are currently authorized and offered by this Prospectus. They are the IMG Core Stock Fund and the IMG Bond Fund. This Prospectus relates to Select Shares and Institutional Shares of the Funds only.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THE IMG CORE STOCK FUND seeks long-term capital appreciation through a diversified portfolio of Equity Securities including common stock, convertible bonds and preferred stock among others.

THE IMG BOND FUND seeks to obtain income by investing in a portfolio of fixed income securities 75 percent of which at all times will be Investment Grade Fixed Income Securities and, secondarily, seeks capital appreciation consistent with the preservation of capital and prudent investment risk.

For a more detailed discussion of the investment objectives and policies of each of the Funds, see "INVESTMENT OBJECTIVES AND POLICIES", "IMPLEMENTATION OF POLICIES AND RISKS" and "INVESTMENT RESTRICTIONS".

This Prospectus contains information you should be aware of before investing in the Funds. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information as of the date of this Prospectus for the Funds has been filed with the Securities and Exchange Commission. This Statement, which may be revised from time to time, contains further information about the Funds and is incorporated by reference in this Prospectus. Upon request, the Funds will provide a copy of the Statement of Additional Information without charge to each person to whom a Prospectus is delivered.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is August 27, 1997.

   TABLE OF CONTENTS




   Summary..............................................................     4
   Expenses.............................................................     6
   Financial Highlights.................................................     7
   Investment Objectives and Policies...................................     8
     Equity Securities..................................................     9
     Fixed Income Securities............................................     9
     IMG Core Stock Fund................................................    10
     IMG Bond Fund......................................................    11
   Implementation of Policies and Risks.................................    13
   Investment Restrictions..............................................    22
   Management...........................................................    23
   How to Invest........................................................    26
   Additional Investment Information....................................    27
   How to Redeem Shares.................................................    30
   Shareholder Services.................................................    31
   Distributions and Taxes..............................................    34
   Capital Stock........................................................    35
   Shareholder Reports and Meetings.....................................    35
   Custodian, Fund Accountant, Transfer Agent, Dividend
     Disbursing Agent and Shareholder Servicing Agent...................    36
   Performance Information..............................................    36

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

The  Funds  are  each  managed  as  separate   diversified  open-end  management
investment companies, with distinct investment objectives and policies.

The IMG Core Stock Fund's investment objective is to seek long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective. The IMG Core Stock Fund will seek to achieve its investment objective by investing primarily in Equity Securities. (See "INVESTMENT OBJECTIVES AND POLICIES".) The IMG Core Stock Fund is intended to be an investment alternative for that part of an investor's capital which can appropriately be exposed to above average risk in anticipation of greater rewards. It is not designed to offer a complete or balanced investment program suitable for all investors.

The IMG Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. (See "INVESTMENT OBJECTIVES AND POLICIES".) Because of this emphasis, capital appreciation is not a significant consideration. The IMG Bond Fund is designed for the investor seeking a consistent level of income, which is higher than money market or short- and intermediate-term bond funds usually provide. Unlike money market mutual funds, the IMG Bond Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. The IMG Bond Fund seeks income from a portfolio of fixed income securities and, secondarily, seeks capital appreciation.

RISKS AND INVESTMENT PRACTICES

The IMG Core Stock Fund's investments in Equity Securities and the Advisor's policies relating thereto should not expose the Core Stock Fund to risks which are substantially different than other investment companies with similar investment objectives and policies; however, as with any investment company principally investing in Equity Securities including foreign securities and special situations, there can be no assurance that the Fund will achieve its objectives.

The IMG Bond Fund's investments in Fixed Income securities, including derivatives and junk bonds (up to 25 percent of its total assets), and the Advisor's policies relating thereto should not expose the IMG Bond Fund to risks that are substantially different than other investment companies with similar investment objectives and policies; however, the investments in junk bonds and derivative securities could result in the Fund experiencing some volatility in its net asset value unrelated to interest rate risk, if the issuer of the junk bond defaults, the interest rate trends abruptly move up or down or the indices used to adjust yield on derivative securities move rapidly up or down. As with any bond fund, the principal risk of investing in a fund comprised of fixed income securities is that the net asset value will fluctuate inversely to the rise and fall of interest rates. This volatility can be reduced to some extent by managing the average portfolio maturity -- a shorter average portfolio maturity reduces volatility (which reduces yield) and a longer portfolio maturity increases volatility (which increases yield). The Advisor intends to manage the portfolio maturity to minimize the effect of interest rate volatility while maximizing yield by actively managing the portfolio in light of the Advisor's forecast for interest rates. There can be no assurance that the Fund will achieve its objective or that the Advisor's management approach will be successful.

For a complete description of the Funds investment practices and risks thereof see "INVESTMENT OBJECTIVES AND POLICIES," "IMPLEMENTATION OF POLICIES AND RISKS," herein and "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.

The Funds may use a variety of hedging techniques to, among other things, minimize adverse price movements or fluctuations of securities held and hedge against unfavorable future fluctuations in interest rates. Such techniques include the use of options, futures and options on futures. The Funds may also purchase put and sell call options on Fund securities and, within specified limits, invest in repurchase agreements; illiquid securities; foreign securities; mortgage- and asset-backed securities; zero coupon, deferred interest and PIK bonds; collateralized mortgage obligations and multi-class pass-through securities; stripped mortgage-backed securities; loan participations; delayed delivery transactions; variable- or floating-rate securities; and warrants; and may loan their Fund securities. Each Fund may engage in short-term trading, subject to constraints of remaining qualified under Subchapter M of the Internal Revenue Code of 1986, as amended. (See "DISTRIBUTIONS AND TAXES".)

MANAGEMENT

The Funds' investment advisor is Investors Management Group, ("IMG" or the "Advisor"), an Iowa corporation. IMG provides ongoing investment advisory services for the Funds. IMG is a registered investment advisor providing investment management services to mutual funds, financial institutions, insurance companies, public agencies and individuals, with approximately $1.6 billion presently under management. IMG's portfolio managers will be responsible for the day-to-day management of the Funds and their investments.
(See "MANAGEMENT".)

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are available through IMG Financial Services, Inc., as Distributor to the Funds ("IFS") at the net asset value per share of the Funds. One hundred percent of the dollars invested in the Funds are used to purchase shares of one or more of the Funds without any deduction or initial sales charge. Shares of the Funds are redeemable at any time at the next-determined net asset value per share, without any deduction or deferred sales charge. Shares of the Funds may be exchanged without charge. The net asset value per share changes daily with the value of each Fund's holdings. (See "HOW TO INVEST" and "HOW TO REDEEM SHARES".)

MULTIPLE CLASSES OF SHARES

Each Fund offers two classes of shares to the general public, each with its own features and expense structure: Select Shares, and Institutional Shares. Each class of shares represents an interest in the same portfolio of investments of each Fund. Per share dividends will be highest on Institutional Shares, followed by Select Shares. Shareholders are automatically invested in the lowest fee share class for which they are eligible.

     Select Shares: The minimum investment for Select Shares of any of the Funds is $1,000. Select Shares of each Fund pay an annual distribution fee of up to 0.15 percent of average daily net assets to IFS. Annual services fees paid by Select Shares to IMG are 0.25 percent and 0.15 percent of average daily net assets of the IMG Core Stock Fund and the IMG Bond Fund respectively.

     Institutional Shares: The minimum investment for Institutional Shares of any of the Funds is $500,000. Institutional Shares of the IMG Core Stock Fund and the IMG Bond Fund pay a services fee of 0.15 percent and 0.10 percent of average daily net assets respectively. No distribution fee is paid by Institutional Shares.

     Conversion: Investments in each class of shares are automatically converted to the lowest fee class of shares for which the investor is then eligible based on their last purchase, redemption or transfer in the Fund.

SHAREHOLDER SERVICES

Services offered include mail or telephone purchase, exchange and redemption; an
automatic   investment   plan;  and  automatic   dividend   reinvestment.   (See
"SHAREHOLDER SERVICES".)

DIVIDENDS AND DISTRIBUTIONS

The policy of the Funds is to distribute substantially all of the net investment income of each Fund, if any, on a regular basis. Any dividends from the net income of the IMG Bond Fund normally will be distributed quarterly, and any dividends from the net income of the IMG Core Stock Fund will normally be distributed semi-annually. Dividends from net investment income paid by all classes of shares, to the extent paid, will be calculated in the same manner, at the same time, on the same day, and will be in the same amounts, except to the extent that specific share class level expenses are paid by each Fund. Any net realized capital gains for each Fund will be distributed at least annually. (See "DISTRIBUTIONS AND TAXES".)

EXPENSES

The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Funds, you will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
                                                          SELECT   INSTITUTIONAL
                                                          SHARES      SHARES
                                                          ------      ------

Maximum Sales Charge Imposed on Purchases.............      None       None
Maximum Sales Charge on Reinvested Dividends..........      None       None
Exchange Fee..........................................      None       None
Redemption Fee*.......................................      None       None
Maximum Contingent Deferred Sales Charge..............      None       None

*There is a $10 charge associated with redemptions payable by wire transfer.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                               IMG CORE STOCK FUND

                                                          SELECT   INSTITUTIONAL
                                                          SHARES      SHARES
                                                          ------      ------

Management Fee........................................      0.50%      0.50%
Rule 12b-1 Fees.......................................      0.15%      None
Other Expenses........................................      0.48%      0.38%
Total Operating Expenses..............................      1.13%      0.88%

                                  IMG BOND FUND

Management Fee........................................      0.30%      0.30%
Rule 12b-1 Fees.......................................      0.15%      None
Other Expenses........................................      0.38%      0.33%
Total Operating Expenses..............................      0.83%      0.63%

From time to time, the Fund's Advisor may also voluntarily waive the management fee and/or absorb certain expenses for a Fund or class. During the fiscal year ended April 30, 1997, there were no fee waivers. Rule 12b-1 fees are fees related to distribution and marketing expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Investors should be aware that the above table is not intended to reflect in detail the fees and expenses associated with an investment in the Funds. The table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Prospectus.


EXAMPLE OF EXPENSES

The example below assumes the purchase of shares of each class with no conversion to any other class of shares. You would pay the following expenses on a $1,000 investment, assuming a 5 percent annual return and redemption at the end of each time period:.

                                              PERIOD IN YEARS
  IMG CORE STOCK FUND          1 YEAR       3 YEARS       5 YEARS    10 YEARS
  -------------------          ----------------------------------------------

  Select Shares                 $12           $36            $62        $137
  Institutional Shares            9            28             49         108

                                              PERIOD IN YEARS
  IMG BOND FUND                1 YEAR       3 YEARS       5 YEARS    10 YEARS
  -------------------          ----------------------------------------------

  Select Shares                 $ 8           $26            $46        $103
  Institutional Shares            6            20             35          79

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly.

PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. FOR MORE COMPLETE DESCRIPTIONS OF THE EXPENSES OF EACH FUND, PLEASE
SEE: "MANAGEMENT".

FINANCIAL HIGHLIGHTS

The following table gives you each Fund's financial history. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose audit report on the financial statements appears in the Fund's Annual Report. A Statement of Additional Information, as well as a copy of the Annual Report, with further information regarding the Fund and each Portfolio's performance, may be obtained from the Fund upon request to the address and telephone number on page 2 of this Prospectus at no charge. The table expresses investment and distribution information in terms of single select and institutional shares as indicated outstanding throughout the period.

The following information relates to a Select Share of Capital Stock of the Fund outstanding for the entire period.
                                         IMG Core Stock Fund    IMG Bond Fund
                                         ------------------- ------------------
                                           1997     1996*      1997      1996*
                                         --------  --------- --------  --------
Net Asset Value, Beginning of Period    $ 11.359   $ 10.000  $ 9.782   $ 10.000
                                        --------   --------  -------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.352      0.273    0.619      0.493
Net Realized and Unrealized Gains          0.476      1.229    0.045     (0.278)
                                        --------   --------  -------   --------
Total from Investment Operations           0.828      1.502    0.664      0.215
                                        --------   --------  -------   --------

LESS DISTRIBUTIONS
Dividends from Net Investment Income       0.398      0.143    0.624      0.426
Distributions from Net Realized Gains      0.884      0.000    0.000      0.007
                                        --------   --------  -------   --------
Total Distributions                        1.282      0.143    0.624      0.433
                                        --------   --------  -------   --------
Net Asset Value, End of Period          $ 10.905   $ 11.359  $ 9.822   $  9.782
                                        ========   ========  =======   ========

Total Return                               7.44%     15.02%    6.97%      2.10%
Net Assets, End of Period            $5,766,756 $6,327,236 $3,200,523 $3,641,921
Ratio of Expenses to
     Average Net Assets                    1.13%      1.10%    0.83%      0.80%
Ratio of Net Income to
     Average Net Assets                    3.20%      3.11%    6.16%      6.24%
Portfolio Turnover Rate                   54.09%     38.44%   42.22%     60.43%
Average Commission Rate Paid
     to Brokers                         $ 0.0968   $ 0.0032

The following information relates to an Institutional Share of Capital Stock of the Fund outstanding for the entire period.

                                         IMG Core Stock Fund    IMG Bond Fund
                                         ------------------- ------------------
                                           1997     1996*      1997      1996*
                                         --------  --------- --------  --------
Net Asset Value, Beginning of Period    $ 11.371   $ 10.000  $ 9.785   $ 10.000
                                        --------   --------  -------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.384      0.284    0.640      0.486
Net Realized and Unrealized Gains          0.472      1.242    0.044     (0.254)
                                        --------   --------  -------   --------
Total from Investment Operations           0.856      1.526    0.684      0.232
                                        --------   --------  -------   --------

LESS DISTRIBUTIONS
Dividends from Net Investment Income       0.430      0.155    0.645      0.440
Distributions from Net Realized Gains      0.884      0.000    0.000      0.007
                                        --------   --------  -------   --------
Total Distributions                        1.314      0.155    0.645      0.447
                                        --------   --------  -------   --------
Net Asset Value, End of Period          $ 10.913   $ 11.371  $ 9.824   $  9.785
                                        ========   ========  =======   ========

Total Return                               7.71%     15.25%    7.19%      2.27%
Net Assets, End of Period            $7,194,537 $7,487,833 $4,359,745 $4,362,650
Ratio of Expenses to
     Average Net Assets                    0.88%      0.85%    0.63%      0.60%
Ratio of Net Income to
     Average Net Assets                    3.45%      3.37%    6.36%      6.40%
Portfolio Turnover Rate                   54.09%     38.44%   42.22%     60.43%
Average Commission Rate Paid
     to Brokers                         $ 0.0968   $ 0.0032

*From inception of the Fund July 7, 1995.

INVESTMENT OBJECTIVES AND POLICIES

The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds. Each Fund's investment objectives are discussed below in connection with the Fund's investment policies.

Each Fund may invest in a diversified portfolio of securities without regard to criteria such as size, exchange listing, earnings history or other objective factors. The Advisor will be limited by its best judgment as to what will help achieve each Fund's investment objective and the policies and restrictions described below. Because of the risks inherent in all investments there can be no assurance that the objectives of the Funds will be met.

EQUITY SECURITIES

Subject to certain restrictions explained more fully below, the IMG Core Stock Fund may invest in "Equity Securities". Equity Securities consist of (i) common stocks, (ii) preferred stocks, (iii) warrants to purchase common stocks or preferred stocks, (iv) securities convertible to common or preferred stocks, such as convertible bonds and debentures, (v) shares of publicly traded limited partnerships, and (vi) foreign securities -- equity securities issued by foreigh issuers traded either in foreign markets or in domestic markets through depository receipts.

FIXED INCOME SECURITIES

Each Fund may invest in the fixed income investments described below (collectively "Fixed Income Securities"). A Fund's authority to invest in certain types of Fixed Income Securities may be restricted or subject to objective investment criteria. For complete information on these restrictions see the description of each Fund's investment objectives and policies in this section.

Fixed Income Securities consist of (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper; (iv) variable and floating rate securities (including variable account master demand notes); (v) repurchase agreements; (vi) illiquid debt securities (such as private placements, restricted securities and repurchase agreements maturing in more than seven days); (vii) foreign securities -- debt securities issued by foreign issuers traded either in foreign markets or in domestic markets through depository receipts; (viii) convertible securities -- debt securities of corporations convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (ix) preferred stocks -- securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (x) U.S. government securities; (xi) mortgage-backed securities, collateralized mortgage obligations and similar securities (including corporate asset-backed securities); and (xii) when issued or delayed delivery securities.

Fixed Income Securities include fixed rate securities and variable or floating rate securities (income producing debt instruments with interest rates which change at stated intervals or in relation to a specified interest rate index). (See "IMPLEMENTATION OF POLICIES AND RISKS -- Variable or Floating Rate Securities".)

Corporate debt securities, including bonds, debentures, and notes, may be unsecured or secured by the issuer's assets. They may be senior or subordinate in right of payment to other creditors of the issuer and may be listed on a national securities exchange or traded in the over-the-counter market. Each Fund may invest in the obligations of banks and savings and loan associations. However, a Fund will only invest in obligations of banks and savings and loan associations which present minimal credit risks.

"U.S. government securities" include bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to U.S. government agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities and consequently, the value of such securities may fluctuate.

Fixed Income Securities in which the Funds may invest will primarily be "High-Quality Fixed Income Securities". High-Quality Fixed Income Securities are considered to be (i) corporate debt securities rated in the three highest categories by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), or of similar quality as determined by another Nationally Recognized Statistical Rating Organization ("NRSRO") as that term is used in applicable rules of the SEC; (ii) U.S. government securities (as defined above); (iii) bank obligations (certificates of deposit, bankers' acceptances, and time deposits) issued by banks with a long-term CD rating in one of the three highest categories of an NRSRO, with respect to obligations purchased by a Fund and maturing in more than one year (e.g., A or higher by S&P), and in one of the three highest categories, with respect to obligations purchased by a Fund and maturing in one year or less (e.g., A-3 or higher by S&P); (iv) preferred stock rated in one of the three highest categories by an NRSRO (e.g., A or higher by S&P); (v) commercial paper rated in the two highest categories by S&P, Moody's, D&P, Fitch or another NRSRO (e.g., A-2 or higher by S&P); (vi) repurchase agreements involving these securities; and (vii) unrated securities which, in the opinion of the Advisor, are of a quality comparable to the foregoing. See Appendix A of the Statement of Additional Information for descriptions of the rating services' bond ratings. The IMG Core Stock Fund may invest no more than 5 percent of its total assets in debt securities, convertible securities and preferred stock rated below investment grade.

The IMG Bond Fund's average maturity represents an average based on the stated maturity dates of the Fund's Fixed Income Securities, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, and (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis.

The investment objective for each Fund is described below. Because of the risks involved in all investments there can, of course, be no assurance that the objectives of the Fund will be met. Except for the investment objectives of each Fund, and certain additional limitations listed under "INVESTMENT RESTRICTIONS" and in the Statement of Additional Information, the investment policies of each Fund are not fundamental. Accordingly, they may be changed by the Board of Directors of the Funds without an affirmative vote of a majority of each Fund's outstanding voting shares.

IMG CORE STOCK FUND

The IMG Core Stock Fund's investment objective is to seek long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective. THE IMG CORE STOCK FUND IS INTENDED TO BE AN INVESTMENT VEHICLE FOR THAT PART OF AN INVESTOR'S CAPITAL WHICH CAN APPROPRIATELY BE EXPOSED TO ABOVE AVERAGE RISK IN ANTICIPATION OF GREATER REWARDS. IT IS NOT DESINGED TO OFFER A COMPLETE OR BALANCED INVESTMENT PROGRAM SUITABLE FOR ALL INVESTORS.

The term, "Core Stock Fund" indicates an equity investing style which emphasizes stocks which trade at the lower end of their historical valuation range. The stocks which pass this valuation requirement are considered to represent a core group within the broad stock market. The composition of stocks in this core group can change over time depending on economic and financial market conditions. Thus, the equity style has the flexibility to emphasize value stocks depending upon where the most attractive historical valuations are found.

The IMG Core Stock Fund will seek to achieve its investment objective by investing primarily (at least 65 percent and up to 100 percent of its assets under normal conditions) in Equity Securities. However, the percentage of the Fund's assets that may be invested in Equity Securities, Fixed Income Securities and/or short-term cash equivalents at any time is not fixed. For temporary defensive purposes, when market condtions dictate a more conservative approach to investing, the Portfolio may be up to 100 percent invested in cash equivalents.

Equity securities will be selected by identifying companies that exhibit strong or improving business fundamentals and below-average relative valuations. Stocks which meet these objectives are then extensivelyevaluated on an individual basis. Business fundamentals such as financial performance, balance sheet condition, management expertise, business strategy and competitive position are examined. An evaluation of factors which indicate the fundamental investment value of the security is also conducted. Valuation is examiined on a relative basis to the broad equity market. Valuation measures considered include price/earnings ratio, dividend yield, cash flow, price/book value, and price/sales ratio. This approach favors financially strong companies with ample liquidity and debt capacity. The primary goal is to favor securities which offer the strongest fundamentals combined with attractive relative valuations.

Risk management will be effected through broad portfolio diversification across economic and industry sectors. Individual stocks and sectors are overweighted where significant undervaluation is present and underweighted where undervaluation is less significant, but exposure serves to provide portfolio diversification and reduced risk. Individual stock and sector weightings are closely monitored and excessive concentrations are avoided to reduce risk. Quantitative tools are used to measure and continually monitor total active and residual risk.

The Fund will also invest in "special situations" from time to time, when the securities of a particular company exhibit independed signs of undervaulation. A "special situation" arises when, in the opinion of the Advisor, the securities of a particular company will be accorded market recognition at an appreciated value solely be reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole.

Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthrough; and new management or management policies. Special situations may involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general exonomic, market or industry risks. As with any securities transation, investment in special situations may involve the risk of decline or total loss of the value of the investment. However, the Advisor will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Fund's investment objective, the amount to be invested and the expected investment results.

Although the Fund's assets normally will be invested primarily in Equity Securities, the Portfolio may hold Fixed Income Securities (as defined above), and cash equivaletns, when a defensive position is warranted or so that the Fund may receive a return on its idle cash. A defensive position may occure when investment opportunities with desirable risk/reward characteristics are unavailable. While the Fund maintains a defensive position, investment income will increase and may constitute a large portion of the return on the Fund, and the Fund probably will not participate in market advances or declines to the extent it would if it were fully invested. However, except when the Advisor determines the adverse market conditions warrant a temporary defensive position, the Fund will limit the investments in Fixed Income Securities to 35 percent of its total assets.

Since the Fund's assets will normally consist primarily of common stocks, the Fund' net asset value may be subject to grater principal fluctuation than a Fund containing a substantial amount of fixed income securities. Sector exposures are monitored closely and excessive concentrations are avoided to reduce risk. (See "IMPLEMENTATION OF POLICIES AND RISKS -- Portfolio Turnover".)

IMG BOND FUND

The investment objective of the IMG Bond Fund is to obtain income by investing in a portfolio of Fixed Income Securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and purdent investment risk. The IMG Bond Fund is designed for the investor seeking a more consistent level of income than typical equity or balanced funds, which is higher than money market or short- and intermediate-term bond funds usually provide. The Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities (including Cash Equivalents). Investments will be made generally upon a long-term basis, but the Fund may make short-term investments from time to time. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its securities as interest rates change. Unlike a money market fund, the Fund's net asset value will rise and fall in inverse relationship to changes in interest rates.

The Fund will invest at least 65 percent of its total assets in debt instruments which the Advisor considers to be bonds which include corporate debt securities, U.S. government securities, bank obligations, commercial paper, repurchase agreements, variable and floating rate securities, foreign fixed income securities, mortgage-backed securities, collateralized mortgage obligations and similar securities.

To meet the objectives of the Fund and to seek additional stability of principal, the Fund will be managed to adjust the average maturity based on the interest rate outlook. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer average maturity for the Fund may be considered.

Under normal circumstances, the Fund will invest at least 65 percent of its total assets in Fixed Income Securities which are considered to be of High-Quality. Up to 25 percent of the Fund's total assets could be invested in below-Investment Grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and
(ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection.

The ratings services' descriptions of the below-Investment Grade securities ratings categories in which the Fund may invest are as follows:

Moody's Investors Service, Inc. Bond Ratings: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Standard and Poor's Corporation Bond Ratings: Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Fitch Investors Services, Inc. Bond Ratings: Bonds which are rated "BB" are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

Duff & Phelps, Inc. Long Term Ratings: Bonds which are rated "BB+", "BB", and "BB-", are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

See "IMPLEMENTATION OF POLICIES AND RISKS -- Lower Rated Securities" for information concerning risks associated with investing in below investment grade bonds.

The Fund's assets may be invested in all types of Fixed Income Securities in any proportion, including corporate debt securities, bank obligations, commercial paper, repurchase agreements, private placements, foreign securities, convertible securities, preferred stocks, U.S. government securities, and mortgage-backed and similar securities. (See "Fixed Income Securities" above.) Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will normally not be retained by the Fund, but will be disposed of in an orderly fashion consistent with the best obtainable price. There is no maximum or anticipated average maturity for the IMG Bond Fund. The maturities selected will vary depending on the interest rate outlook.

IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain additional restrictions described below), the Funds may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

REPURCHASE OBLIGATIONS

Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or dealers registered under the Securities and Exchange Act of 1934. In a repurchase agreement, the Fund buys a security at one price and, at the time of sale, the seller agrees to repurchase the obligation at an agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Funds may not enter into repurchase agreements if, as a result, more than 10 percent of a Fund's net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable. (See "Illiquid Securities" below.)

Each Fund may also enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

FIXED INCOME SECURITIES

The net asset value of the shares of open-end investment companies, such as the IMG Bond Fund, which invest in Fixed Income Securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the net asset value of the IMG Bond Fund can be expected to rise. Conversely, when interest rates rise, the net asset value of the IMG Bond Fund can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

When and if  available,  the Funds may  purchase  Fixed Income  Securities  at a discount  from  face  value.  However,  the  Funds do not  intend  to hold  such securities to maturity for the purpose of achieving potential capital appreciation, unless current yields on these securities remain attractive.

LOWER RATED SECURITIES

Investments in below-Investment Grade Fixed Income Securities by the IMG Bond Fund, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specific level of income can ever be assured. In particular, securities rated lower than "Baa" by Moody's or "BBB" by S&P or comparable securities either rated by another NRSRO or unrated (commonly known as "junk bonds") are considered speculative. These lower rated, higher yielding Fixed Income Securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated Fixed Income Securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding Fixed Income Securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to Fund losses, which could result in an increase in the Fund's yield despite the actual loss of principal.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower rated, high yielding Fixed Income Securities.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity of the Fund, but will be reflected in the net asset value of shares of the Fund. The market for these lower rated Fixed Income Securities may be less liquid than the market for Investment Grade Fixed Income Securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of Investment Grade Fixed Income Securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair market value to meet redemption requests or to respond to changes in the market.

As noted above, the IMG Bond Fund may invest up to 25 percent of its total assets in Fixed Income Securities that are rated lower than Investment Grade. For the fiscal year ended April 30, 1997, the Fund had not invested in any income securities that are rated below Investment Grade. See "Fixed Income Securities" above. To the extent the Fund invests in these lower rated Fixed Income Securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis than in the case of a fund investing in higher quality bonds. While the Advisor will refer to ratings issued by established ratings agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Advisor's own independent and ongoing review of credit quality.

The Funds may also invest in Fixed Income Securities rated in the fourth highest category by one or more NRSROs (e.g., "Baa" by Moody's), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade Fixed Income Securities.

For further discussion, see "INVESTMENT POLICIES AND TECHNIQUES -- Low-Rated and Comparable Unrated Fixed Income Securities" in the Statement of Additional Information.

SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES

During periods of unusual market conditions when the Advisor believes that investing for defensive purposes is appropriate, a large portion or all of the assets of one or more of the Funds may be invested temporarily in cash or Short-Term Cash Equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements), high quality commercial paper and short-term notes (rated in the two highest categories by S&P and/or Moody's or any other NRSRO or determined to be of comparable quality by the Advisor), other money market funds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and related repurchase agreements.

ILLIQUID SECURITIES

Each Fund may invest up to 10 percent of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell. A complete description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FUTURES AND OPTIONS ACTIVITIES

The Funds may, subject to certain restrictions, invest in interest rate futures contracts and index futures contracts. Interest rate futures contracts are contracts for the future delivery of debt securities, such as U.S. Treasury bonds, U.S. Treasury bills, U.S. Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit. Index futures contracts are contracts in which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract was originally written.

The Funds may also (i) purchase covered spread options which give each Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark (up to 5 percent of the Fund's total net assets); (ii) write call options and purchase put options on interest rate and index futures contracts; (iii) write covered call options on its portfolio securities and purchase covered put options on its portfolio securities; and (iv) enter into closing transactions with respect to these options. The Funds may enter into futures transactions and options on futures contracts and Fund securities only for traditional hedging purposes. Premiums may be generated through the use of call options. However, the premiums which may be generated are not the primary reason for writing covered call options.

These investment practices will primarily be used to attempt to minimize adverse principal or price fluctuations and unfavorable fluctuations in interest rates. They do, however, involve risks that are different in some respects from the investment risks associated with similar funds which do not engage in these activities. With respect to futures contracts and options on futures contracts, the correlation between changes in prices of futures contracts (and options thereon) and of the securities being hedged can only be approximate. Consequently, even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. Because of low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract or an option thereon may result in immediate and substantial gain, as well as loss, to the investor. Therefore, a purchase or sale of a futures contract may result in gains or losses in excess of the amount initially invested in the futures contract. Since most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day, a Fund may not be able to close futures positions at favorable prices. Over-the-counter options are not traded on contract markets regulated by the CFTC or the SEC, and many of the protections afforded to exchange participants are not available. These options have no limits on daily price fluctuations, and pose the risks of inability to find a counterparty to a transaction, lack of a liquid secondary market, and the risk of default of the counterparty. A complete description of futures and options investment practices and their associated risks is contained in the Statement of Additional Information. Each Fund's transactions in futures, options on futures, and options on Fund securities are subject to certain restrictions. (See "INVESTMENT RESTRICTIONS".)

WARRANTS

The IMG Core Stock Fund may invest in warrants; however, not more than 5 percent of the Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5 percent, not more than 2 percent of total assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. An investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the securities which may be purchased on their exercise, whereas call options may be written by anyone. (See "Covered Call and Put Options" in the Statement of Additional Information.) The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

VARIABLE OR FLOATING RATE SECURITIES

Each Fund may invest in Fixed Income Securities which offer a variable or floating rate of interest. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See "Illiquid Securities" above.) Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, a Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Fund.

MORTGAGE-BACKED SECURITIES

Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily backed by the full faith and credit of the U.S. government itself, or collateralized by U.S. Treasury obligations or by U.S. government agency securities. Interests in such pools are described herein as "Mortgage-Backed Securities". These include securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA"). Each Fund may invest in Mortgage-Backed Securities representing undivided ownership interests in pools of mortgage loans, including GNMA, FHLMC, and FNMA Certificates and so-called "CMOs" (i.e., collateralized mortgage obligations which are issued by nongovernmental entities but which are collateralized by U.S. Treasury obligations or by U.S. government agency securities). The Funds may also invest in REMIC Certificates issued by FNMA. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds are not presently permitted to invest in "residual" interests.

GNMA Certificates are Mortgage-Backed Securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these PCs or GMCs pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The principal and the timely payment of interest on FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. government.

Each of the Mortgage-Backed Securities described above is characterized by periodic payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal which is part of the regular payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of a Fund's higher-yielding Mortgage-Backed Securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the Mortgage-Backed Securities sector or in other investment sectors. Investments in mortgage-backed securities can be volatile depending upon the makeup of the mortgage portfolio underlying the particular security and the prepayment experience on the underlying mortgage. In addition to the foregoing, each Fund may invest in similar asset-backed securities which are backed not by mortgages but other assets such as receivables.

ASSET-BACKED SECURITIES

The Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to sell-off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (i.e., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS

Each of the Funds may invest in zero coupon bonds, deferred interest bonds and PIK bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Fund securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES

Each of the Funds may invest a portion of its assets in Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Each of the Funds may also invest a portion of their net assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. government or by private originators or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal and interest on Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As a part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more of the tranches generally must be created to absorb most of the volatility in the cash flows in the underlying mortgage assets. The yields on these more volatile tranches are generally higher than prevailing market yields on government asset backed securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgage assets, the market price of and yield on these tranches tend to be highly volatile. The same is true for multi-class pass-through securities. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" in the Statement of Additional Information for a discussion of the risks of investing in classes consisting primarily of interest payments or principal payments.

The Funds may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES

Each of the Funds may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. The market value of a class consisting entirely or primarily of principal payments is unusually volatile in response to changes in interest rates. For a further description of SMBS and the risks related to transactions therein, see the Statement of Additional Information.

LOAN PARTICIPATIONS

Each of the Funds may invest a portion of its assets in "loan participations". By purchasing a loan participation, each Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may be in default at the time of purchase. Each Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Some of the loan participations acquired by the Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans makes such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Advisor determines that any such investments are illiquid, the Funds will include them in the investment limitations on Illiquid Securities described above. For a further discussion of loan participations and the risks related to transactions therein, see the Statement of Additional Information.

DERIVATIVE SECURITIES

Each of the Funds may invest in securities which are created by combining transactions in two or more underlying markets, often referred to as "derivative securities", which have a return that is tied to a formula based upon an index which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid or the amount of market fluctuation. These securities may have varying degrees of volatility at different times, or under different market conditions. Allowable investments are floating rate notes, variable rate notes, and notes whose maturity value fluctuates.

LENDING OF SECURITIES

Each Fund may lend its securities, up to 30 percent of the Fund's total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral equal at least to the value of the securities lent. The collateral may consist of cash, government securities, letters of credit, or other collateral permitted by regulatory agencies. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Any cash collateral pursuant to these loans will be invested in short-term liquid debt securities. A Fund will retain the right to call, upon notice, the securities lent. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the creditworthiness of the entities to which loans are made is examined to evaluate those risks. Loans will not be made unless the consideration which can be earned from such loans justifies the risks. The Funds may pay reasonable custodial and services fees in connection with the loans. (See "Reverse Repurchase Agreements" and "Securities Lending" in the Statement of Additional Information.)

FOREIGN SECURITIES

Each Fund may invest up to 15 percent of its total assets directly in the securities of foreign issuers, including the securities of foreign branches and foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Funds may also invest in foreign securities in domestic markets through sponsored depository receipts without regard to this limitation. Foreign investments may involve risks which are in addition to the risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.

Foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Obtaining judgments, when necessary, in foreign countries may be more difficult and more expensive than in the United States. Although each Fund intends to invest in securities of foreign issuers located in developed countries which are considered as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage, or political or social instability which could affect investments in those nations.

In addition, the net asset values of the Funds are determined and shares of the Funds can be redeemed only on days the New York Stock Exchange ("NYSE") is open for business. However, foreign securities held by a Fund may be traded on days and at times when the NYSE is closed. Accordingly the net asset value of a Fund may be significantly affected on days when the investor is unable to purchase or redeem shares.

DELAYED DELIVERY SECURITIES

Each Fund may invest up to 15 percent of its total assets, measured at the time of purchase, in securities purchased on a when-issued or delayed delivery basis ("Delayed Delivery" or "When-Issued" Securities). Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing securities on a when-issued basis allows the Fund to lock in a fixed price or yield on a security it intends to purchase. At the time a Fund purchases a When-Issued Security, it records the transaction and reflects the value of the security in determining its net asset value (although the Fund will not accrue interest income prior to actual delivery).

The Funds may also sell securities on a delayed delivery basis. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security.

Delayed Delivery Securities are subject to changes in value based on the market perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Delayed Delivery Securities may expose a Fund to this risk because they may experience such fluctuation prior to actual delivery. The greater the Fund's outstanding commitments to purchase these securities, the greater the Fund's exposure to possible fluctuations in its net asset value. Purchasing (or selling) Delayed Delivery Securities may involve the additional risk that the yield available in the market when delivery occurs may be higher (or lower) than that obtained at the time of commitment. Although the Fund may be able to sell Delayed Delivery Securities prior to the delivery date, a Fund will only purchase Delayed Delivery Securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. Each Fund will segregate and maintain cash, cash-equivalents, or other high-quality, liquid debt securities in an amount at least equal to the amount of outstanding commitments for Delayed Delivery Securities at all times. See the Statement of Additional Information for further discussion of Delayed Delivery Transactions.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

The Funds may enter into "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells Mortgaged-Backed Securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Advisor's ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing. Mortgage dollar rolls are considered illiquid securities. (See "Illiquid Securities" above.)

PORTFOLIO TURNOVER

The Funds attempt to increase return by trading to take advantage of short-term market variations. This policy may lead to higher annual portfolio turnover rates. It is anticipated that under normal market conditions the rate of portfolio turnover for the IMG Core Stock Fund is estimated to fall between 50 percent and 70 percent; however, during periods when it is advisable to engage in substantial short-term trading, the portfolio turnover rate could exceed 200 percent. The rate of portfolio turnover for the IMG Bond Fund is estimated to fall between 100 percent and 300 percent. These rates should not be considered as limiting factors. For the fiscal year ended April 30, 1997, the portfolio turnover rates for the IMG Core Stock Fund and IMG Bond Fund were 54.09% and 42.22% respectively.

The annual portfolio turnover rate indicates changes in a Fund's securities' positions. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of Fund securities necessary to meet cash requirements for redemptions of shares. High turnover in any year will result in the payment by a Fund of above average amounts of brokerage commissions and could result in the payment by shareholders of above average amounts of taxes on realized investment gains. However, to the extent the Funds purchase Fixed Income Securities, it is not anticipated that high turnover will produce a negative effect, because Fixed Income Securities will normally be purchased on a principal basis.

The Funds intend to limit their turnover so that realized short-term gains on securities held for less than three months do not exceed 30 percent of gross income. This enables the Funds to derive the benefits of favorable tax treatment available under the Internal Revenue Code. (See "DISTRIBUTIONS AND TAXES".)

INVESTMENT RESTRICTIONS

The Funds have adopted certain investment restrictions. Each Fund's "fundamental" investment restrictions cannot be changed without approval by holders of a majority of the respective Fund's outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of (a) 67 percent of the shares of the Fund at a meeting where more than 50 percent of the outstanding shares are present in person or by proxy, or (b) more than 50 percent of the outstanding shares of the Fund. However, except where expressly stated to be fundamental, the Funds' investment restrictions are not fundamental and may be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of investment restrictions adopted by the Funds.

The fundamental investment restrictions provide, among other things, that each Fund may not:

1. Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if the purchase would cause the value of a Fund's investments in all such companies to exceed 5 percent of the value of its net assets.

2. Purchase the securities of any issuer if such purchase would cause, as to 75 percent of the Fund's total assets, more than 5 percent of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer.

3. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of a Fund's net assets at the time the borrowing is incurred; provided, however, that a Fund may enter into transactions in options, futures, and options on futures. A Fund may borrow from a bank or by engaging in a reverse repurchase agreement. A Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage. See the Statement of Additional Information for an explanation of reverse repurchase agreements.

4. Enter into futures contracts or related options if more than 30 percent of a Fund's net assets would be represented by futures contracts or more than 5 percent of a Fund's total assets would be committed to initial margin and premiums on futures and related options.

5. Invest in options (options on futures, indexes and securities) if securities covering these options exceed 25 percent of a Fund's net assets or the premiums paid for such options exceed 5 percent of a Fund's net assets.

MANAGEMENT

Under the laws of the State of Maryland, the property, affairs and business of the Company and the Funds are managed by the Board of Directors. The Directors elect officers who are charged with the responsibility for the day-to-day operation of the Funds and the execution of policies formulated by the Directors. The Directors and Officers are:

       *David W. Miles, Director.
       Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

       *Mark A. McClurg, President and Director.
       Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

       David Lundquist, Chairman of the Board and Director.
       Managing Director, Lundquist, Schiltz & Associates, a consulting company, 1996 to Present; Vice Chairman and CFO, New Heritage Association, a cable television company, 1991 to 1996.

       Johnny Danos, Director.
       President, Danos, Inc., a personal investment company.

       Debra Johnson, Director.
       Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

       Edward J. Stanek, Director.
       CEO, Iowa Lottery, a government operated lottery.

       *Ruth L. Prochaska, Secretary.
       Controller/Compliance   Officer,  Investors  Management  Group,  and  IMG
       Financial Services, Inc.

*Mr. Miles, Mr. McClurg, and Ms. Prochaska are deemed to be "interested person", as defined in the Investment Company Act of 1940.

The mailing address of all officers and directors of the Fund is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

THE ADVISOR

The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with Investors Management Group, ("IMG" or the "Advisor"), 2203 Grand Avenue, Des Moines, Iowa 50312-5338, to serve as each Fund's investment advisor. IMG is a registered investment advisor organized in 1982. Since then, its principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. IMG has approximately $1.6 billion in equity, fixed income, and money market assets under management. David W. Miles and Mark A. McClurg are principal shareholders of IMG.

Pursuant to the Advisory Agreement with the Fund, IMG provides investment advisory assistance and the day-to-day management of each Fund's investments, subject to the supervision and authority of the Board of Directors.

The IMG Core Stock Fund is managed by James T. Richard. The IMG Bond Fund is co-managed by Jeffrey D. Lorenzen, CFA and Kathryn D. Beyer, CFA. Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA, have managed the IMG Bond Fund since inception. The following is certain biographical information concerning the managers:

         JAMES T. RICHARDS, EQUITY MANAGER. Mr. Richards is IMG's equity strategist and a member of IMG's Investment Polilcy Committee. Prior to joining IMG in 1997, Mr. Richards served as Vice-President for Brenton Trust and Investment Management from 1996 to 1997. Mr. Richards served as Managing Director-Equities for IMG from 1991 to 1996. Mr. Richards served as Vice-President and Managing Director-Equities for a Cedar Rapids, Iowa investment firm from 1985 to 1991. Mr. Richards received his Masters of Business Administration from the University of Iowa and his Bachelor of Arts degree in economics from Coe College.

         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Masters of Business Administration degree from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.

INVESTMENT ADVISORY FEES

Under the terms of the Advisory Agreement, each Fund has agreed to pay IMG a monthly management fee. The IMG Core Stock Fund and the IMG Bond Fund pay IMG a management fee computed and paid monthly equal to, on an annual basis, 0.50 percent and 0.30 percent respectively of each Fund's average daily net assets. During the fiscal year ended April 30, 1997, IMG received advisory fees of $69,054 and $23,868 for the IMG Core Stock Fund and the IMG Bond Fund, respectively.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Funds' shares, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, brokerage commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Funds' custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement with IFS requires IFS to pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

DISTRIBUTOR

IFS serves as distributor and principal underwriter for the Funds pursuant to a Distribution Agreement and a Rule 12b-1 Plan. IFS bears all its expenses of providing services pursuant to the agreement, including the payment of any commissions. IFS provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than current shareholders. The Funds bear the cost of qualifying and maintaining the qualification of Funds' shares for sale under the securities laws of the various states and the expense of registering their shares with the Securities and Exchange Commission. For its services under the Distribution Agreement, IFS receives a fee, payable monthly, at the annual rate 0.15 percent of Select Shares of each Fund. This fee is accrued daily as an expense of each Fund. Institutional Shares do not pay a distribution services fee. The Fund is not required to reimburse the distributor for distribution expenses in excess of such fees. (See "ADDITIONAL INVESTMENT INFORMATION".)

Since the Distribution Agreement provides for fees that are used by IFS to pay for distribution services, that agreement along with the related selling group agreements (collectively, the "Plan") is approved and reviewed in accordance with the Funds' Rule 12b-1 Plan under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

For further information, see "MANAGEMENT OF THE FUNDS" in the Statement of Additional Information.

FEES FOR SHAREHOLDER SERVICES

IMG also provides information and administrative services for shareholders of the Funds pursuant to an Administrative Services Agreement ("Administrative Services Agreement") under a "Shareholder Services Plan" adopted by the Board of Directors and reviewed at least annually. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. IMG bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Funds pay IMG a fee, payable monthly, at the annual rate of up to 0.25 percent of Select Shares of the IMG Core Stock Fund, 0.15 percent of Select Shares of the IMG Bond Fund, 0.15 percent of Institutional Shares of the IMG Core Stock Fund, and 0.10 percent of Institutional Shares of the IMG Bond Fund.

FUND ACCOUNTING

IMG provides fund accounting services pursuant to a Fund Accounting Agreement. Each Fund pays IMG fees equal to an annual rate of 0.10 percent of average daily net assets.

HOW TO INVEST

You can purchase shares of the Funds in several ways, each of which is described below, from IFS as distributor of the Funds' shares. Please review the information under "ADDITIONAL INVESTMENT INFORMATION", and "HOW TO REDEEM SHARES". All purchases are subject to acceptance by the Funds and the Funds may decline to accept a purchase order upon receipt when it would not be in the best interest of existing shareholders to accept the order. The purchase price of your shares will be the net asset value next determined after IFS receives your investment in proper form. (See "ADDITIONAL INVESTMENT INFORMATION -- Determining Your Share Price".)

BY MAIL

You can purchase shares of the Funds by sending an application and a check or money order payable to "IMG Mutual Funds, Inc." to the address on the back cover of this Prospectus. To make additional purchases, enclose a check payable to IMG Mutual Funds, Inc. along with the Additional Investment Form provided with your account statement. Or, you may send a check along with an indication of the account in which it should be deposited. Please note the minimum investment requirements for each class of shares of the Funds. (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".) If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by a Fund as a result. All your purchases must be made by checks payable to IMG Mutual Funds, Inc. drawn on U.S. banks. Third-party checks are not accepted.

BY WIRE

You may purchase additional shares by wire. Please call 1-800-798-1819 for complete wire instructions. The Funds will not be responsible for the consequences of delays resulting from the banking or Federal Reserve wire systems.

BY EXCHANGE

You can open a new account by exchanging from one Fund account to another. Exchanges may only be made between identically registered accounts. There is no charge for this service. You may request an exchange by calling or writing IFS. Your purchase price will be the offering price next determined after your exchange request is received in proper form. The telephone exchange minimum is the lesser of $50 or the balance of your account, with no minimum for written exchanges. Check the minimum initial investment requirements for the class of shares of the Fund you are investing in under "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments". Please review the information about this privilege under "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege".

BY TELEPHONE PURCHASE

You can make additional investments from $50 to $25,000 into your IMG Funds account by telephone. Upon your authorization, money from your bank checking or NOW account will be withdrawn to make the investment. The price you receive will be the offering price next computed after IFS receives your funds from your bank, which is normally two banking days after you have initiated the transaction through IFS. To establish the telephone purchase privilege, request a form by calling 1-800-798-1819. Neither the Funds nor their transfer agent will be responsible for the authenticity of purchase instructions received by telephone. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

ADDITIONAL INVESTMENT INFORMATION

The shares of each Fund may be purchased at the net asset value of that Fund's shares next determined after the Fund receives the order for such purchase. Each Fund reserves the right to cease offering its shares for sale at any time.

MULTIPLE CLASSES OF SHARES AND CONVERSION FEATURE

The shares of each Fund are divided into "Select" Shares, and "Institutional" Shares. All shares may be purchased directly, with the following restrictions:

The purpose of this class structure is to flexibly meet the needs of different types of shareholders through a single Fund, thereby minimizing operating costs to the Fund. It is also believed that by offering alternative expense structures within the Fund, the Fund will more effectively compete for investments of different levels. Funds commonly achieve this objective by offering "clone funds" with lower expense ratios, and sometimes fewer services, to investors able to meet higher investment minimums. In the view of the Advisor, investors may benefit more by providing these alternatives in the context of a single fund. Multiple classes avoid duplicative portfolio and fund management costs that are required by "clone funds" which should lower expenses compared to creation of multiple funds. It is also anticipated that by using multiple classes of shares the Funds may be able to attract larger asset bases, which would permit the Funds to spread fixed costs over more shares and improve portfolio liquidity and diversification.

Select Shares are available directly from IFS as the Fund's distributor. Select Shares offer the lowest minimum initial investment and account values -- $1,000 ($250 for UG/TMA and IRA accounts). Shareholder services offered are Automatic Dividend Reinvestment; Telephone Purchase, Exchange and Redemption Privilege; Automatic Investment Plan; Payroll Direct Deposit Plan; Automatic Exchange Plan; and Systematic Withdrawal Plan. Owners of Select Shares are invited to periodic meetings with the Funds' Advisor, and are eligible to receive portfolio investment related publications from IMG at no cost.

Select Shares pay two class level expenses: (1) an administrative services fee ("service fee") pursuant to a Shareholder Services Plan adopted by the IMG Core Stock Fund and the IMG Bond Fund at an annual rate of 0.25 percent and 0.15 percent on average daily net assets respectively; (2) a distribution fee ("distribution fee") pursuant to a Distribution Plan adopted by the Fund at an annual rate of 0.15 percent on average daily net assets. The services fee compensates IMG for providing information and services described in the Plan directly to shareholders. The distribution fee is paid to IFS for its services in marketing the shares of the Fund.

Institutional Shares require a minimum investment of $500,000. All services available to owners of Select Shares will be available to owners of Institutional Shares. It is anticipated that IMG will have a higher degree of direct contact with owners of Institutional Shares than of other classes.

Institutional Shares pay no distribution fees. Institutional Shares of the IMG Core Stock Fund and the IMG Bond Fund pay services fees of 0.15 percent and 0.10 percent respectively. Except for the services fee and distribution fee, all other expenses of the Fund are charged proportionally to all shares.

Conversion from one class of shares to another depends upon the minimum investment requirement of each Fund. Select Shares of a Fund will automatically convert to Institutional Shares upon attaining the $500,000 minimum investment. The conversion will be made on the relative net asset values of the two classes without the imposition of any sales load, fee or other charge. The conversion will occur within three business days following any purchase or transfer of shares in the account after which the value of Select Shares in the account at the current net asset value reaches $500,000. Identically registered accounts in more than one Fund are not combined for purposes of calculating account minimums.

Shareholders may also be automatically converted from Institutional Shares to Select Shares. The conversion will occur within three business days following the date of any transfer or redemption of shares in the account after which the value of the remaining shares in the account at the current net asset value falls below the required minimum for that class of shares. The conversion will be to the lowest fee class of shares for which the investor is eligible as of the date of conversion.

Investors will not be converted to another class of shares solely due to a change in net asset value of their existing shares. However, a change in net asset value together with purchase, redemption, or transfer from the account could result in a conversion to another class of shares at a time when the purchase, redemption, or transfer alone may not have triggered the conversion. Dividend reinvestment may not result in a conversion to another class of shares.

An account may be terminated by the Funds on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account falls below $1,000 ($250 for UG/TMA or IRA accounts).

Each share of a Fund, whether Select or Institutional, represents an identical interest in the investment portfolio of that Fund and has the same rights, except as described above.

If shares of any class are converted to another class, all shares in that account will be converted, including shares purchased through the reinvestment of dividends and other distributions.

The conversion of shares between classes may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Funds to the effect that (i) the assessment of different fees with respect to each class does not result in the Funds' dividends constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of shares from one class to another does not constitute a taxable event under the Code. The ability to convert from one class to another may be suspended if such assurance is not available. In that event, no further conversions would occur, and shares might continue to be subject to higher fees for an indefinite period.

SIGNATURE GUARANTEES

A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. Some instances in which you will need a signature guarantee include:

1.       when you add the telephone redemption option to your existing account;

2. if you transfer the ownership of your account to another individual or organization;

3.       for a written redemption request over $25,000;

4. when you want redemption proceeds sent to a different name or address than is registered on your account;

5.       if you add/change your name or add/remove an owner on your account; and

6.       if you add/change the beneficiary on your retirement account.

A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution.
Please note that a notary public stamp or seal is not a Signature Guarantee.

POWER OF ATTORNEY -- ATTORNEY-IN-FACT

If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person. You should sign the back of the application in the following form: "[person's name] by [your name], attorney-in-fact". An affidavit for the Power of Attorney document must be submitted with the application if you wish to establish telephone or check writing privileges for the account. You will also be required to provide an affidavit of the Power of Attorney document to process all redemption requests from the attorney-in-fact.

The following form of affidavit typed on the Power of Attorney document and signed is acceptable:

         I hereby certify that this affidavit is a true and complete copy of the original Power of Attorney, still in full force and effect, and that the maker is still alive and competent.


         BY: __________________________________________________________________
                  (Attorney-in-Fact)                               (Date)

             __________________________________________________________________
                (Print Name and Title)                          (Notary Seal)

This affidavit must be notarized and dated within two weeks of the date it is received by the Funds.

CORPORATIONS AND TRUSTS

If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of your account. Corporate resolutions may need to be updated annually. As an alternative, you may complete a Corporate Resolution Form, which can be obtained from the Funds. Until a valid corporate resolution or Form is received by the Funds, services such as telephone redemption and wire redemption will not be established. If you are investing as a trustee, please include the date of the trust and attach a copy of the title and signature pages of the trust agreement, as well as any pages indicating which signatures are required to execute transactions. All trustees must sign the application. If not, then services such as telephone redemptions, wire redemptions, and check writing (if available) will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Funds. Failure to provide these documents, or signatures as required, when you invest may result in delays in processing redemption requests.

MINIMUM INVESTMENTS

Except as provided below, the minimum initial investment in Select Shares of each Fund is $1,000. For IRA accounts and Uniform Gifts/Transfers to Minors accounts, the minimum initial investment in Select Shares is $250. Minimum investments into Select Shares are waived for employee benefit plans qualified under Section 401, 403(b)(7), or 457 of the Internal Revenue Code. The minimum initial investment for Institutional Shares is $500,000. These minimums can be changed by the Funds at any time. Shareholders will be given at least 30 days' notice of any increase in the minimums. The Funds will waive the minimum initial investment in Select Shares for shareholders using the Automatic Investment Plan or Automatic Exchange. Subsequent investments into every class of all Funds must be at least $50. (See "HOW TO INVEST -- No Minimum Investment Program".)

DETERMINING YOUR SHARE PRICE

Except as provided herein, when you make investments in a Fund, the purchase price of your shares will be the net asset value next determined after IFS's receipt of an order, or exchange request in proper form. Except as provided below, if IFS receives your order prior to the close of the NYSE on a day in which the NYSE is open, your price will be the net asset value determined that day. The method used to calculate the net asset value is described below under "Calculation of Net Asset Value".

CALCULATION OF NET ASSET VALUE

The net asset value per share is determined as of the close of trading on the NYSE, currently 3:00 p.m. Central Time, on days the NYSE is open for business. However, net asset values will not be determined on days during which the Funds receive no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of a Fund's total assets, subtracting all liabilities, and dividing by the total number of outstanding shares. Expenses are accrued daily and applied when determining the net asset value. Equity Securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Fixed Income Securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of Fixed Income Securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Fixed Income Securities in a Fund having maturities of 60 days or less are valued by the amortized cost method unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO REDEEM SHARES

You may request redemption of your shares at any time. The price you receive will be the net asset value next determined after the Funds receive your request in proper form. (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value".) Once your redemption request is received in proper form, each of the Funds will normally mail you the proceeds the next business day. Proceeds will ordinarily be mailed no later than seven days after receipt of a redemption request in proper form. However, the Funds may withhold payment until investments which were made by check, telephone, or the Automatic Investment Plan have been collected. (This is a security precaution only and does not affect your investment. Your money is invested the day your purchase order is accepted.) Checks generally are collected in 10 calendar days.

The right of redemption may be suspended during any period, when: (a) trading on the NYSE is restricted, as determined by the Commission, or such NYSE is closed for other than weekends and holidays; (b) the Commission has permitted such suspension by order; or (c) an emergency as determined by the Commission exists, making disposal of Fund securities or valuation of net assets of a Fund not reasonably practicable.

If you are exchanging into another Fund, see "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" for a discussion of procedures and certain tax consequences.

You may redeem shares in any of the following ways:

WRITTEN REDEMPTION

To make a written redemption, please send your request to IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338, and include:

         1.     your account number,
         2.     the number of shares or dollar amount you want to redeem,
         3.     each owner's name as registered on the account,
         4.     your street address as registered on the account, and
         5.     the signature of each owner as the name appears on the account.

Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. In addition, redemptions over $25,000 require a signature guarantee. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

RETIREMENT PLAN REDEMPTION

To redeem from an Individual Retirement Account (IRA), you may either use the distribution form which you may request by calling 1-800-798-1819, or you may send your request which includes the information described under "Written Redemption" above.

In addition, you must:

         1. indicate whether (a) 10 percent or more of the redemption proceeds should be withheld for taxes, or (b) no portion of the proceeds should be withheld for taxes;
         2. include the type of distribution (e.g., a normal distribution or a premature distribution); and
         3. write that you certify under penalties of perjury that your social security number is correct and that you are not subject to backup withholding.

For redemptions from any other retirement plan, please call IFS for the appropriate distribution form.

TELEPHONE REDEMPTION

Telephone redemption privileges are only available to those shareholders who have previously made a written election to use the privilege.

Once you authorize the telephone redemption option on your application, you may redeem shares in amounts of $500 (or the balance of your account) or more by telephone. If you would like to add the option to your account, you may request a telephone redemption form from IFS. Each owner's signature must be guaranteed in order to add the option to existing accounts. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

To place a redemption request by telephone, call IFS at 1-800-798-1819. Redemption proceeds can be directly deposited by Electronic Funds Transfer ("EFT") or wired only to a commercial bank that you have authorized on your account application or telephone redemption form. They may also be mailed to the registered address on your account. Once you place your telephone redemption request, it cannot be canceled or modified. The Funds and their Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including refusing a telephone redemption if they believe it advisable to do so. The Funds will tape record all telephone redemption requests and will ask the social security number or other personal identifying information of the shareholder and will only send redemption proceeds to the shareholder of record at their address or to a financial account which has been established by the shareholder pursuant to written authorization. IFS does not charge a fee for redemptions directly deposited to your bank account by EFT. However, a $10.00 fee is applicable to each wire redemption. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. Shareholders may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes.

SHAREHOLDER SERVICES

As an IMG Mutual Funds, Inc. shareholder, you will enjoy the advantages of:

                             o   Automatic Dividend Reinvestment
                             o   Telephone Purchase Privilege
                             o   Telephone Exchange and Redemption Privilege
                             o   Automatic Investment Plan
                             o   Payroll Direct Deposit Plan
                             o   Automatic Exchange Plan
                             o   Dollar Cost Averaging
                             o   Systematic Withdrawal Plan

AUTOMATIC DIVIDEND REINVESTMENT

You can automatically reinvest all dividends and capital gains distributions, have them directly deposited by EFT to your bank account, or receive them in the form of a check. If you elect to have them reinvested, your dividends and capital gains distributions will purchase additional shares at the net asset value determined on the dividend or capital gains distribution payment date (no sales charges). Dividend reinvestment may not result in a conversion to another class of shares. You may change your election at any time by writing IFS. IFS must receive any such change seven days (15 days for EFT) prior to a dividend or capital gains distribution payment date in order for the change to be effective for that payment.

TELEPHONE PURCHASE PRIVILEGE

The Funds offer free telephone purchase privileges. (See "HOW TO INVEST -- By Telephone Purchase".)

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

You may exchange shares between identically registered Fund accounts either in writing or by telephone. Shares are exchanged on the basis of each Fund's relative net asset value per share next computed following receipt of a properly executed exchange request. Shares will be exchanged for the lowest fee class of shares for which the shareholder is eligible in the new Fund. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. A $50 minimum, or the balance of your account if less, applies to telephone exchanges. When opening a new account by an exchange, the initial minimum investment is required. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

You may authorize the telephone exchange or redemption privilege by completing the "telephone authorization" section on your application. If you add the telephone redemption privilege to your existing account, you must have each owner's signature guaranteed. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".) By establishing the telephone exchange and redemption services, you authorize the Funds and their agents to act upon your instruction by telephone to redeem or exchange shares from any account for which you have authorized such services. (See "HOW TO REDEEM SHARES -- Telephone Redemption".) The Funds reserve the right, at any time without prior notice, to suspend, limit, modify, or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Funds, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares in a year and/or three exchanges of shares in a calendar quarter.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or NOW account. You may choose to make investments on the fifth and/or twentieth day of each month from your financial institution in amounts of $50 or more. There is no service fee for participating in this Plan. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearinghouse. For an application call 1-800-798-1819. The Funds reserve the right to suspend, modify, or terminate the Automatic Investment Plan or its use by any person without notice. If the Automatic Investment Plan is discontinued before the investor reaches the minimum investment that would otherwise be required (see "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments"), the Funds reserve the right to close the investor's account. A service fee of $20 will be deducted from your account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying IFS in writing to terminate the Plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. (See "Dollar Cost Averaging" below.)

PAYROLL DIRECT DEPOSIT PLAN

You may purchase additional shares of the Funds through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Funds' bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities by EFT available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments and annuity payments.

This privilege may be selected by completing the Authorization for Direct Deposit Form, which may be obtained by calling 1-800-798-1819. To enroll in the Plan, the Authorization Form must be signed by you and given to your employer's payroll department. You may alter the amount of the deposit, the frequency of the deposit, or terminate your participation in the Plan by notifying your employer. Each Fund reserves the right, at any time and without prior notice, to suspend, limit, or terminate the Automatic Direct Deposit privilege or its use in any manner by any person. (See "Dollar Cost Averaging" below.)

AUTOMATIC EXCHANGE PLAN

The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Fund account into another Fund account. By establishing the Automatic Exchange Plan, you authorize the Funds and their agents to redeem a set dollar amount or number of shares from your first Fund account and purchase shares of a second Fund. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Automatic Exchange Plan on your account, request a form by calling 1-800-798-1819. (See "Dollar Cost Averaging" below.)

If the Automatic Exchange Plan is discontinued before you reach the minimum initial investment that would otherwise be required in the second Fund, or the account balance in the first Fund falls below the minimum initial investment, the Funds reserve the right to close your account(s). (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".)

To participate in the Automatic Exchange Plan, you must have an initial account balance in the first account of $12,000. Exchanges may be made monthly, quarterly or annually. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, the participation in the Plan will be terminated. The Plan may also be terminated at any time by written request to the Funds. Once participation in the Plan has been terminated for any reason, investing additional funds will not reinstate the Plan. Participation in the Plan may be reinstated only by written request to the Funds. Each Fund reserves the right, at any time and without prior notice, to modify, suspend, or terminate the Automatic Exchange Plan privilege or its use in any manner by any person.

DOLLAR COST AVERAGING

The IMG Mutual Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange privilege, all discussed above, are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same set amount, you'll be purchasing more shares when the price is low and fewer shares when the price is high.
Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

SYSTEMATIC WITHDRAWAL PLAN

The owner of $24,000 or more of a Fund's shares may provide for the withdrawal of a maximum of 10 percent per year from the owner's account to be paid on a monthly, quarterly, semi-annual or annual basis. One request will be honored in any 12 month period. The minimum periodic payment is $200. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment.

The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Funds.

DISTRIBUTIONS AND TAXES

Each Fund will qualify and intends to remain qualified as a "regulated investment company" under the Internal Revenue Code and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund. Any dividends from the net income of the IMG Bond Fund normally will be distributed quarterly, and any dividends from the net income of the IMG Core Stock Fund will normally be distributed semi-annually. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over. The Funds will attempt to do so in such a manner as to avoid the Funds paying income tax on their net investment income and net realized capital gains or being subject to federal excise taxes. Shares purchased on a day on which the Funds calculate their net asset value will not begin to accrue dividends until the following day, and redemption orders effected on any particular day will receive dividends declared through the day of redemption.

Distributions for each Fund are made on a per share basis to shareholders as of the record date of the distribution of that Fund, regardless of how long the shares have been held. Such distributions are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Fund shares. After every quarterly or semi-annual distribution, the value of a share drops by the amount of the distribution, net of any subsequent market fluctuations. Because the purchase price of shares (particularly those shares purchased shortly before the semi-annual distribution) may include earned and undistributed dividend and/or capital gains income, some portion of the purchase price may be returned to the shareholder in the semi-annual distribution as taxable dividends and/or capital gains. However, the dividends and capital gains that are reinvested in additional Fund shares may increase the shareholder's costs basis. If dividends and capital gains distributions are not automatically reinvested in additional Fund shares (See "SHAREHOLDER SERVICES--AUTOMATIC DIVIDEND REINVESTMENT") checks for cash dividends and distributions will be mailed to shareholders, usually within ten days after the record date of the distribution or they may be deposited in your bank account by EFT. Full information regarding income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. For federal income tax purposes, dividends paid by a Fund and distributions from net realized short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains. The capital gain holding period is determined by the length of time a Fund has held the instrument and not the length of time you have held shares in the Fund. If you are not required to pay tax on your income, you will not be required to pay federal income taxes on the amounts distributed to you. Promptly after the end of each calendar year, you will receive a statement of the federal income tax status on all dividends and capital gains distributions paid during the year.

If you do not furnish a Fund with your correct social security number or employer identification number, such Fund will be required to withhold federal income tax at a rate of 31 percent (backup withholding tax) from your distribution and redemption proceeds. To avoid backup withholding, you must provide a social security number or employer identification number and state that you are not subject to such withholding due to the under reporting of your income. This certification is included as part of your application.
You should complete it when opening your account.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to your particular investment. You are urged to consult your tax advisor.

CAPITAL STOCK

IMG Mutual Funds, Inc., is a Maryland corporation organized on November 16, 1994, and currently has 4 billion shares authorized capital stock of $.001 par value each, of which 1.6 billion shares have been further authorized for issuance in two Funds, with three classes of shares of each Fund presently being offered as set forth below:

                                                               INSTITUTIONAL
          FUND             ADVISOR SHARES     SELECT SHARES        SHARES
   ___________________     ______________     _____________    ______________

   IMG Core Stock Fund       200,000,000       200,000,000       200,000,000
   IMG Bond Fund             200,000,000       200,000,000       200,000,000

Each share has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive subscription rights. Cumulative voting is not authorized. You are entitled to redeem shares as set forth under "HOW TO REDEEM SHARES". All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent. A fourth class, Investor Shares, ceased to be issued as of January 31, 1996. Advisor Shares are offered in a separate Prospectus which may be obtained by calling IFS at 1-800-798-1819. Please read the Prospectus carefully before investing or sending money.

SHAREHOLDER REPORTS AND MEETINGS

Each Fund will confirm all transactions for your account in writing. You will also receive quarterly Fund information, a semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write to IFS at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement per year for statements ordered for other years.

The Funds may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Funds' outstanding voting securities.

To date, two Funds have been authorized. All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule.

CUSTODIAN, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT

Norwest Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479, acts as custodian of the Funds' assets. IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, acts as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. IMG is compensated for its services based on an annual fee as a percent of assets. The fees received and the services provided as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent are in addition to those received and paid to IMG under the Advisory Agreement and the Administrative Services Agreement, or payable to IFS under the Distribution Agreement with the Funds.

PERFORMANCE INFORMATION

From time to time, a Fund may advertise several types of performance information. Each class of shares of the IMG Core Stock Fund and IMG Bond Fund may advertise "average annual total return", "total return", and "cumulative total return". Each class of shares of the IMG Bond Fund may also advertise "yield". Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Fund.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five, and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of a Fund). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

Cumulative total return reflects a Fund's performance over a stated period of time.

AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR       LIFE OF FUND

IMG Core Stock Fund-Select Shares                 7.44%          12.36%
IMG Core Stock Fund-Institutional Shares          7.71%          12.64%
IMG Bond Fund-Select Shares                       6.97%           4.98%
IMG Bond Fund-Institutional Shares                7.19%           5.19%

Yield refers to the net investment income per share generated by a hypothetical investment in a Fund over a specific one month, or 30 day period. Returns, yields, and net asset values will fluctuate. Shares of the Funds are redeemable by an investor at the then current net asset value per share, which may be more or less than original cost. Additional information concerning Fund performance appears in the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION


                             IMG MUTUAL FUNDS, INC.
                          IMG Financial Services, Inc.
                                2203 Grand Avenue
                            Des Moines, IA 50312-5338

                            Telephone: 1-515-244-5426
                            Toll-Free: 1-800-798-1819


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of IMG Mutual Funds, Inc., (the "Funds"), dated August 27, 1997. Requests for copies of the Prospectus should be made by writing to IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, IA 50312-5338; or by calling one of the numbers listed above.



































       This Statement of Additional Information is dated August 27, 1997.

                             IMG MUTUAL FUNDS, INC.

                                TABLE OF CONTENTS

                                                                      Page No.
                                                                      --------

INVESTMENT POLICIES AND TECHNIQUES..................................     3
  Fixed Income Securities...........................................     3
  Illiquid Securities...............................................     4
  Delayed Delivery Transactions.....................................     5
  Stripped Mortgage-Backed Securities...............................     5
  Reverse Repurchase Agreements.....................................     6
  Securities Lending................................................     6
  Loan Participations and Other Direct Indebtedness.................     6
  Futures Contracts.................................................     7
  Federal Tax Treatment of Futures Contracts........................    10
  Stock Index Options...............................................    10
  Options on Futures................................................    12
  Covered Call and Put Options......................................    13
  Over-The-Counter Options..........................................    15
  Spread Transactions...............................................    16
  Federal Tax Treatment of Options..................................    16
  Certain Considerations Regarding Options..........................    16
  Asset Coverage for Futures and Options Positions..................    16
  Low-Rated and Comparable Unrated Fixed Income Securities..........    17
INVESTMENT RESTRICTIONS.............................................    19
DIRECTORS AND OFFICERS .............................................    21
COMPENSATION TABLE..................................................    22
PRINCIPAL SHAREHOLDERS..............................................    22
MANAGEMENT OF THE FUNDS.............................................    23
FUND TRANSACTIONS AND BROKERAGE.....................................    27
TAXES    ...........................................................    28
DETERMINATION OF NET ASSET VALUE....................................    28
SHAREHOLDER SERVICES................................................    29
  Systematic Withdrawal Plan........................................    29
  Automatic Investment Plan.........................................    29
  General Procedures for Shareholder Accounts.......................    30
  Telephone Exchange Privilege and Automatic Exchange Plan..........    30
SHAREHOLDER MEETINGS................................................    30
VALUATION OF FUND SECURITIES........................................    31
PERFORMANCE INFORMATION.............................................    32
GENERAL INFORMATION.................................................    34
REPORTS TO SHAREHOLDERS.............................................    34
INDEPENDENT AUDITORS................................................    34
APPENDIX A..........................................................    35

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated August 27, 1997, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds.

                    This Statement of Additional Information
                does not constitute an offer to sell securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in detail in the
Prospectus under the captions "INVESTMENT OBJECTIVES AND POLICIES" and "IMPLEMENTATION OF POLICIES AND RISKS".

FIXED INCOME SECURITIES

The IMG Bond Fund is invested primarily in Fixed Income Securities. In addition to its investments in Equity Securities, the IMG Core Stock Fund may also invest, when a more conservative approach is warranted, in Fixed Income Securities. These include, without limitation, the following:

1. U.S. government securities, including bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or are issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are nonnegotiable, they will be considered illiquid securities and be subject to each Fund's 10 percent restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund will not generally be fully insured.

3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4. Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The value of the collateral is monitored at the time the transaction is consummated and at all times during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to become subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6. Commercial paper consists of short-term unsecured promissory notes, including variable rate and master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and the corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. In purchasing commercial paper, the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) will be evaluated and will continuously be monitored because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories of a nationally recognized statistical rating organization ("NRSRO") or unrated commercial paper which is of comparable quality.

ILLIQUID SECURITIES

Each Fund may invest in illiquid securities, which include restricted securities (privately placed securities) and other securities without readily available market quotations. However, a Fund will not acquire such securities and other illiquid securities or securities without readily available market quotations, such as repurchase agreements maturing in more than seven days, options traded in the over-the-counter market, and private issuer interest-only and principal-only stripped mortgage-backed securities, if as a result they would comprise more than 10 percent of the value of the Fund's net assets.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 percent limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), may be considered liquid. The Board of Directors has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations, and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 10 percent of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take steps as deemed advisable, if any, to protect liquidity.

DELAYED DELIVERY TRANSACTIONS

The Funds may buy and sell securities on a delayed delivery or when-issued basis. (See "IMPLEMENTATION OF POLICIES AND RISKS -- Delayed Delivery Securities" in the Prospectus.) These transactions involve a commitment by the Funds to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Funds may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for the securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets; i.e., readily marketable debt securities, U.S. government securities and/or cash, in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

A Fund may dispose of or renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

STRIPPED MORTGAGE-BACKED SECURITIES

As described in the Prospectus, the Funds may invest a portion of their assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets; i.e., readily marketable debt securities and U.S. government securities, in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the Funds' Advisor, Investors Management Group ("IMG").

SECURITIES LENDING

Each of the Funds may seek to increase its income by lending Fund securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange ("NYSE") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Investment of the collateral underlying the Funds' securities lending activities will be limited to short-term, liquid debt securities. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing, and when the consideration which could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30 percent of the value of a Fund's total assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

Each of the Funds may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their rights against the borrower. Alternately, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade claims or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Funds will purchase, the Advisor will rely upon their own credit analysis of the borrower (and not that of the original lending institution). As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risk to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Advisor determines that any such investments are illiquid, the Fund will include them in the investment limitations on Illiquid Securities described above.

FUTURES CONTRACTS

Each Fund may enter into interest rate futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decline in the market value of its securities and purchases of Futures as an offset against the effect of expected declines in interest rates.

A Fund will not enter into Futures Contracts for speculation and will, to the extent required by regulatory authorities, enter only into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and, if applicable, underlying financial instruments. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC.")

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, through using Futures Contracts, since Futures Contracts involve fewer transaction costs than options on securities transactions.

A Fund will not enter into a Futures Contract if, as a result thereof, (i) more than 30 percent of the Fund's net assets would be represented by Futures Contracts (including the then current aggregate Futures market prices of financial instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open Futures Contract purchases) or (ii) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin deposits on such Futures Contracts and options on Futures Contracts.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specified instrument (debt security) for a specified price at a designated date, time, and place. Transactions costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction cost must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction in which the underlying financial instrument is not delivered pursuant to an interest rate Futures Contract, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators". Hedgers, such as the Funds, whose business activity involves investment or other commitments in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or financial markets.

A public market exists in interest rate Futures Contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures Contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures Contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures Contracts.

Each Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that approximately 75 percent of such Futures Contract purchases will be "completed"; that is, upon the sale of these long Futures Contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5 percent of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and fluctuations in the general level of stock prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of the Futures Contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variation in speculative market demand for Futures and for debt securities, including technical influences in Futures trading and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. For example, in the case of interest rate Futures Contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the Futures Contract may differ from the financial instruments held in the Fund. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, interest rate or market trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10 percent of the value of the Futures Contract is deposited as margin, a subsequent 10 percent decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15 percent decrease would result in a loss equal to 150 percent of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures or Futures option position. The Fund would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

For federal income tax purposes, each Fund is required to recognize at the end of each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Except for transactions in Futures Contracts which the taxpayer elects to classify as part of a "mixed straddle", any gain or loss recognized with respect to a Futures Contract is considered to be 60 percent long-term capital gain or loss and 40 percent short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction classified as a "mixed straddle", the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90 percent of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities, and other income (including gains on options and Futures Contracts)) derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90 percent requirement. For purposes of applying these tests any increase in value on a position that is part of a designated hedge will be offset by any decrease in value (whether or not realized) on any other position that is part of such hedge.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

STOCK INDEX OPTIONS

The IMG Core Stock Fund may (i)  purchase  stock index  options for any purpose,
(ii) sell stock index options in order to close out existing  positions,  and/or
(iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The IMG Core Stock Fund may purchase call and put options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objective. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased. The IMG Core Stock Fund may only write "covered" options. The Fund may cover a call option on a stock index it writes by, for example, having a portfolio of securities which approximately correlates with the stock index.

Put options may be purchased in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's securities or in an attempt to capitalize on an anticipated decline in stock market prices. If the Fund purchases a put option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Fund securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be offset by an increase in the value of the Fund securities.

Call options on stock indexes may be purchased in order to participate in an anticipated increase in stock market prices or to hedge against higher prices for securities that the Fund intends to buy in the future. If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be offset by a reduction in the price the Fund pays to buy additional securities.

The use of stock index options by the IMG Core Stock Fund is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's securities. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of the Fund put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the securities which would result in a loss on both such Fund securities and the options on stock indexes acquired by the Fund.

All index options purchased by the Fund will be listed and traded on a national securities exchange. However, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by each Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

In the case of transactions involving "non-equity options", each Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60 percent long-term and 40 percent short-term gain or loss as required by Section 1256 of the Internal Revenue Code (the "Code"). In addition, such positions must be marked-to-market as of the last business day of the year and gain or loss recognized for federal income tax purposes in accordance with the 60/40 rule discussed above even though the position has not been terminated. A "non-equity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the Commodity Futures Trading Commission of a contract market for a contract based on such group of stocks or indexes. For example, transactions involving broad-based stock indexes such as the Standard & Poor's 500 and 100 Indexes would be "non-equity options" within the meaning of Code Section 1256.

OPTIONS ON FUTURES

Each Fund may also purchase put and write call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use its options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities. (See "Covered Call and Put Options" below.) The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities against the risk of declining market prices. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities being hedged. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities that were being hedged.

As with investments in Futures Contracts, each Fund is also required to deposit and maintain margin with respect to options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contracts (and the related initial margin requirements), the current market value of the option and other futures positions held by each Fund.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts also depends on the ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. (See "Futures Contracts".)

Neither Fund will purchase or write options on Futures Contracts if, as a result
(i) the aggregate market value of all Fund securities covering the Fund's options (including options on Futures Contracts and Fund securities) exceeds 25 percent of the Fund's net assets; (ii) the value of all options (including options on Futures Contracts and Fund securities) exceeds 5 percent of the Fund's total assets; (iii) the aggregate premiums paid for all options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of the Fund's net assets; or (iv) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

COVERED CALL AND PUT OPTIONS

Each Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Although premiums may be generated through the use of covered call options, the Advisor does not consider such premiums as the primary reason for writing covered call options.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, such writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option the writer previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, the writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A Fund will only write covered call options and purchase covered put options. This means that the Fund will only write a call option or purchase a put option on a security that the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will write covered call options and purchase covered put options in standard contracts, which may be quoted on NASDAQ or on national securities exchanges, or write covered call options with and purchase covered put options directly from investment dealers meeting the creditworthiness criteria of the Advisor. In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option or purchase a put option on Fund securities if, as a result, (i) the aggregate market value of all Fund securities covering the Fund's options (including options on Futures Contracts and Fund securities) exceeds 25 percent of the Fund's net assets; (ii) the value of all options (including options on Futures Contracts and Fund securities) exceeds 5 percent of the Fund's total assets; or
(iii) the aggregate premiums paid for all options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of the Fund's net assets.

Securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing each Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. Each Fund will purchase put options involving Fund securities only when a temporary defensive position is desirable in light of market conditions and the Fund will hold the Fund security. As a result, the purchase of put options will be utilized to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Funds will reduce any profit they might otherwise have realized in their underlying security by the premium paid for the put option and by transaction costs. The securities covering the call option will be maintained in a segregated account of the Custodian. The Funds do not consider a security covered by a call option or put option to be "pledged" as that term is used in each Fund's policy limiting the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction or delivery of the underlying security upon the exercise of the option.

The premium paid by each Fund when purchasing a put option will be recorded as an asset in the Fund's Statement of Assets and Liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction or the delivery of the underlying security upon the exercise of the option.

Each Fund will only purchase a call option to close out a covered call option it has written. A Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than the transaction costs applicable to purchases and sales of Fund securities.

Call options written by each Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it rather than delivering such security from its portfolio. In such cases additional transaction costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

OVER-THE-COUNTER OPTIONS

Subject to restrictions on investments in Illiquid Securities, and its own investment limitations, each Fund may invest in over-the-counter options. Unlike transactions entered into by the Funds in Futures Contracts or exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or the United States Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency, metal or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

SPREAD TRANSACTIONS

Each Fund may purchase from securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put or sell a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high-quality and lower-quality securities). Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in each Fund's policy limiting the pledging or mortgaging of its assets.

FEDERAL TAX TREATMENT OF OPTIONS

Certain option transactions have special tax results. Expiration of a call option written by a Fund will result in a short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

If a Fund writes options other than "qualified covered call options", as defined in the Code or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "non-equity options" and options on Futures Contracts, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60 percent long-term and 40 percent short-term gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year and gain or loss recognized for federal income tax purposes in accordance with the 60/40 rule discussed above even though the position has not been terminated.

CERTAIN CONSIDERATIONS REGARDING OPTIONS

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

Each Fund will comply with regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies. The Funds will set aside cash, and other liquid, high grade debt securities in a segregated custodial account to cover their obligations under options and futures transactions. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of the Fund's assets may force the Fund to close out futures and options positions and/or liquidate other Fund securities, any of which may occur at disadvantageous prices, in order for the Fund to meet redemption requests or other current obligations.

LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES

The  IMG  Bond  Fund  may  invest  up to 25  percent  of  its  total  assets  in non-Investment-Grade Debt Securities. Non-Investment-Grade Debt Securities (hereinafter referred to as "junk bonds" or "low-rated and comparable unrated securities") include (i) bonds rated as low as "Ba" by Moody's Investors Service, Inc. ("Moody's"), or "BB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P") or of similar quality by another NRSRO; and (ii) unrated debt securities of comparable quality.

Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. Refer to Appendix B of this Statement of Additional Information for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate development to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund's net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its Fund securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         PAYMENT EXPECTATIONS. Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments owned by the Funds and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Fund's asset value and the Fund's ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         NEW AND PROPOSED LEGISLATION. Legislation has been adopted and, from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such securities, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.


                             INVESTMENT RESTRICTIONS

The Prospectus sets forth the investment objectives and policies applicable to each Fund under the caption "INVESTMENT OBJECTIVES AND POLICIES". The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction.

Neither Fund's "fundamental" investment restrictions may be changed by that Fund without the approval of a majority of its shareholders, which means the vote at any shareholder meeting of the Fund, of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental, and may be changed without shareholder approval.

Except as otherwise stated, the following fundamental restrictions apply to both Funds. The Funds may not individually:

1. Purchase the securities of any issuer if such purchase would cause, as to 75 percent of the Fund's total assets, more than 5 percent of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer, or more than 10 percent of the outstanding securities of any class.

2. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of a Fund's net assets at the time the borrowing is incurred; provided, however, that a Fund may enter into transactions in options, futures and options on futures. A Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

3. Invest in commodities or physical commodity contracts. However, the Funds may purchase and sell financial futures contracts and options on such contracts.

4. Make loans, except that the Funds may (i) purchase and hold debt obligations in accordance with their investment objectives and policies,
       (ii) enter into repurchase agreements, and (iii) lend Fund securities against collateral (consisting of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) equal at all times to not less than 100 percent of the value of the securities loaned provided no such loan may be made if as a result the aggregate of such loans of a Fund's securities exceeds 30 percent of the value of the Fund's total assets.

5. Invest in real estate, although they may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.     Issue senior securities, bonds or debentures.

7. Underwrite securities of other issuers, except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities held by it.

8. Invest in the securities of a company for the purpose of exercising control or management.

9. Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

10. Concentrate investments in any industry. However, a Fund may invest up to 25 percent of the value of its total assets in any one industry.

The following limitations are not fundamental and may be changed without shareholder approval. The Funds do not currently intend to:

A. Purchase securities of any company having less than three years of continuous operation (including the operations of any predecessors) if the purchase would cause the value of a Fund's investments in all such companies to exceed 5 percent of the value of its net assets.

B. Enter into a Futures Contract or an option thereon unless if, as a result thereof, (i) the then current aggregate futures market prices of instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of instruments required to be purchased under open Futures Contract purchases would not exceed 30 percent of a Fund's net assets (taken at market value at the time of entering into the contract) and (ii) not more than 5 percent of a Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts or options on Futures Contracts. Transactions in Futures Contracts or options thereon may be entered into only for hedging purposes.

C. Engage in the purchase and sale of put, spread or call options on specific securities or Futures Contracts, or engage in writing such options, except that a Fund may, subject to the provisions of Items B and D, (i) purchase warrants where the grantor of the warrants is the issuer of the underlying securities, provided that not more than 5 percent of a Fund's net assets may be invested in such warrants; (ii) purchase covered spread options, provided that the value of such options at any time does not exceed 5 percent of a Fund's net assets; (iii) write covered call options, and purchase covered put options with respect to all of its Fund securities and enter into closing transactions with respect to such options; and (iv) write call options and purchase put options on Futures Contracts and enter into closing transactions with respect to such options.

D. Purchase or write options on specific securities, Futures Contracts and indexes if as a result thereof, (i) the aggregate market value of all Fund securities covering such options (including options on Futures Contracts and Fund securities) exceeds 25 percent of a Fund's net assets;
       (ii) the value of all such options (including options on Futures Contracts and Fund securities) exceeds 5 percent of a Fund's total assets; (iii) the aggregate premiums paid for all such options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of a Fund's net assets; or (iv) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

E. Invest more than 10 percent of any Fund's total assets in securities of other open-end investment companies, invest more than 5 percent of total assets in the securities of any one investment company, or acquire more than 3 percent of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

F. Borrow money, except (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
       (2)). A Fund may not purchase any security while borrowings representing more than 5 percent of its total assets are outstanding.

G. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an Officer or Director of the Fund or its Advisor if, or so long as, the Officers and Directors of the Fund and of the Advisor together own beneficially more than 5 percent of any class of securities of the issuer.

H. Invest in oil, gas or other mineral exploration or development programs, although the Funds may invest in securities of issuers which invest in or sponsor such programs.

For further discussion of the limitations of each Fund's investments which are not fundamental and may be changed without shareholder approval, see "INVESTMENT POLICIES AND TECHNIQUES" above.

                             DIRECTORS AND OFFICERS

Directors and Officers, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.

       *David W. Miles, age 40, Director.
       President, Treasurer and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

       *Mark A. McClurg, age 44, President and Director.
       Vice  President,   Secretary  and  Senior  Managing  Director,  Investors
       Management Group, and IMG Financial Services, Inc.

       David Lundquist, age 54, Chairman of the Board and Director.
       Managing Director, Lundquist, Schiltz & Associates, a consulting company, 1996 to Present; Vice-Chairman and CFO, New Heritage Association, a cable television company, 1991-1996.

       Johnny Danos, age 57, Director.
       President, Danos, Inc., a personal investment company, 1994 to Present; Audit Partner, KPMG Peat Marwick, 1963-1994.

       Debra Johnson, age 36, Director.
       Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

       Edward J. Stanek, age 50, Director.
       CEO, Iowa Lottery, a government operated lottery.

       Ruth L. Prochaska, age 44, Secretary.
       Controller/Compliance   Officer,  Investors  Management  Group,  and  IMG
       Financial Services, Inc.

The address for Messrs. Miles, McClurg, and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

As of the date hereof, Officers and Director beneficially owned no more than 1 percent of the shares of common stock of the Fund.

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Advisor receive $250 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

                               COMPENSATION TABLE

      (1)                          (2)                    (3)                      (4)                       (5)
                                Aggregate         Pension or Retire-            Estimated            Total Compensation
Name of                         Compensa-            ment Benefits               Annual                From Registrant
 Person,                        tion From         Accrue As Part of           Benefits Upon           and Fund Complex
Position                       Registrant            Fund Expenses             Retirement             Paid to Director
------------------------------------------------------------------------------------------------------------------------
David W. Miles                 $      0              $       0                  $    0                  $       0
Director

Mark A. McClurg                       0                      0                       0                          0
President &
Director

David Lundquist                   1,000                      0                       0                      1,000
Chairman &
Director

Johnny Danos                      1,000                      0                       0                      1,000
Director

Debra Johnson                     1,000                      0                       0                      1,000
Director

Edward J. Stanek                  1,000                      0                       0                      1,000
Director

Management of the Advisor. David W. Miles and Mark A. McClurg, each beneficially own more than 20 percent of the outstanding voting securities of the Advisor and are deemed to be control persons of the Advisors. Senior Managing Directors of Investors Management Group are David W. Miles and Mark A. McClurg. They intend to devote substantially all their time to the operation of the Advisor.

                             PRINCIPAL SHAREHOLDERS

As of July 31, 1997, Lou Hurwitz owned 52,186.687 shares of the IMG Core Stock Fund - Advisor Shares ($653,873 or 95.01%). No other persons are known to own of record more than 5 percent of the IMG Core Stock Fund - Advisor Shares. No Advisor Shares have been issued to date in the IMG Bond Fund.

                             MANAGEMENT OF THE FUNDS

THE ADVISOR

The Funds' advisor is Investors Management Group ("IMG" or the "Advisor"), a registered investment advisor incorporated in the state of Iowa A brief description of the Funds' investment advisory agreement is set forth in the Prospectus under "MANAGEMENT".

The Advisory Agreement, (the "Advisory Agreement"), was approved by the initial shareholder on November 17, 1994. The Advisory Agreement is required to be approved annually by the Board of Directors of the Funds or by a vote of a majority of the Funds' outstanding voting securities (as defined in the Investment Company Act). In either case, each annual renewal must be approved by the vote of a majority of the Funds' Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Funds, by vote of a majority of the Funds' outstanding voting securities, or by IMG. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, IMG is responsible for all day-to-day management of the Funds, subject to the supervision of the Funds' Board of Directors.

The IMG Core Stock Fund is managed by James T. Richards.. The IMG Bond Fund is co-managed by Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA. Jeffrey D. Lorenzen, CFA and Kathryn D. Beyer, CFA have managed the IMG Bond Fund since inception. The following is certain biographical information concerning the managers:

         JAMES T. RICHARDS, EQUITY MANAGER. Mr. Richards is IMG's equity strategist and a member of IMG's Investment Policy Committee. Prior to joining IMG in 1997, Mr. Richards served as Vice-President for Brenton Trust and Investment Management from 1996 to 1997. Mr. Richards served as Managing Director-Equities for IMG from 1991 to 1996. Mr. Richards served as Vice-President and Managing Director-Equities for a Cedar Rapids, Iowa investment firm from 1985 to 1991. Mr. Richards received his Masters of Business Administration from the University of Iowa and his Bachelor of Arts degree in economics from Coe College.

         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Master of Business Administration degree from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Master of Business Administration degree from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.

IMG is responsible for investment decisions and supplies investment research and Fund management. At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Funds' shares, the Funds are responsible for all their other expenses, including, without limitation, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Funds, brokerage commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of registering or qualifying shares for sale; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Funds' custodian including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses are borne by the Funds except that the Funds' Distribution Agreement with IMG Financial Services, Inc. requires IMG Financial Services, Inc. to pay for prospectuses that are to be used for sales purposes.

As compensation for its services, the Funds pay to the Advisor a monthly management fee at an annual rate of 0.50 percent and 0.30 percent of average net assets of the IMG Core Stock Fund and the IMG Bond Fund respectively. (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value" in the Prospectus.) Advisor Shares were first issued April 5, 1996. During the fiscal year ended April 30, 1997, IMG received advisory fees of $2,726 for the IMG Stock Fund. For the period April 5, 1996 to April 30, 1996, IMG received advisory fees of $157 for the IMG Core Stock Fund. No shares were issued for the IMG Bond Fund during the period. From time to time, IMG may voluntarily waive all or a portion of their management fees for one or more of the Funds. The organizational expenses of the Funds were borne by IMG and will not be reimbursed by the Funds.

The Advisory Agreement requires IMG to reimburse the Funds in the event that the expenses and charges payable by the Funds in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed that percentage of the average net asset value of the Funds for such year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds' common stock is qualified for sale. Such excess is determined by valuations made as of the close of each business day of the year. No percentage limitation is currently applicable to the Funds. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Funds' fiscal year. IMG may from time to time voluntarily absorb expenses for the Funds in addition to the reimbursement of expenses in excess of applicable limitations.

THE DISTRIBUTOR

The Directors of the Funds have adopted a Distribution Plan (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, after having concluded that there was a reasonable likelihood that the Distribution Plan would benefit the Funds and the shareholders of the Funds. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Funds. Such an increase may reduce the expense ratio to the extent the Funds' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Funds required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Funds will increase or that the other benefits referred to above will be realized.

The Distribution Plan provides that the Funds shall pay IMG Financial Services, Inc. ("IFS"), as the Funds' distributor, a daily distribution fee payable monthly and equal on an annual basis to 0.40 percent of the average daily net assets of Shares of the IMG Core Stock Fund and 0.25 percent of Shares of the IMG Bond Fund. The purpose of such payments is to compensate IFS for its distribution services to the Funds. IFS pays the cost of fees to broker-dealers, and for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, of personnel, travel, office expenses and equipment. During the fiscal year ended April 30, 1997, IFS received fees of $2,181 for the IMG Core Stock Fund. For the period April 5, 1996 to April 30, 1996, IFS received fees of $125 for the IMG Core Stock Fund.

In accordance with Rule 12b-1, all agreements relating to the Distribution Plan entered into between either the Funds or IFS and other organizations must be approved by the Funds' Board of Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified
Directors"). The Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the non-interested Directors then in office.

The Distribution Plan requires that the Funds shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Funds (as defined in "Investment Restrictions" above). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors.

As the distributor of the Funds, IFS acts as agent in selling shares of the Funds to dealers. From time to time, IFS, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Funds. Such concessions provided by IFS may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives and members of their families to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds and/or other dealer-sponsored events. In some instances, these concessions may be offered to dealers or only to certain dealers who have sold or may sell, during specified periods, certain minimum amounts of shares of the Funds. No other concessions will be offered to the extent prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Neither IFS nor dealers are permitted to delay placing orders to benefit themselves by a price change.

The Funds have entered into a Distribution Agreement (the "Distribution Agreement"), with IFS in accordance with the provisions of the Distribution Plan. Under the Agreement IFS will serve as distributor for the continuous offering of shares of the Funds. The public offering price of shares of each Fund is their net asset value next computed after the sale (see "HOW TO INVEST" in the Prospectus). The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by vote of both a majority of the Directors and a majority of the Qualified Directors of the Funds. The Distribution Agreement will be terminated automatically if assigned, and may be terminated at any time by a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Funds.

ADMINISTRATIVE SERVICES AGREEMENT

IMG provides information and administrative services for shareholders of the Funds pursuant to a Shareholder Services Plan and Administrative Services Agreement (the "Administrative Services Agreement"). IMG may enter into related arrangements with various financial services firms, such as broker-dealer firms or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. IMG bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Funds pay IMG a fee, payable monthly, at the annual rate of up to 0.25 percent of average daily net assets Shares of each Fund. IMG may then pay each firm a service fee at an annual rate up to the amount received by IMG for net assets of those accounts in the Funds that the Firm maintains and services. A firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by IMG or the Funds. The fees are calculated monthly and paid quarterly. For the fiscal year ended April 30, 1997, IMG received fees of $1,363 from the IMG Core Stock Fund. For the period April 5, 1996 to April 30, 1996, IMG received fees of $78 from the IMG Core Stock Fund.

SHAREHOLDER SERVICES PLAN

Pursuant to the "Shareholder Services Plan", adopted by the Board of Directors and reviewed at least annually, IMG may enter into related arrangements with various financial services firms that provide services and facilities for their customers or clients who are shareholders of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. As long as the Administrative Services Agreement or any Amendment thereto shall remain in effect, it is understood that IMG shall be paid fees as set forth in the Administrative Services Agreement. Unless otherwise specifically approved by the Board of Directors, IMG shall be solely responsible for all costs and expenses incurred by it in delivery of such services and its sole compensation shall be the receipt of its fees.

IMG also may provide some of the above services and may retain any portion of the fee under the Administrative Services Agreement not paid to firms to compensate itself for administrative functions performed for the Funds.

SHAREHOLDER SERVICING, TRANSFER AND DIVIDEND DISBURSING AGENT

IMG provides shareholder servicing, transfer agency and dividend disbursing services pursuant to a Transfer Agent, Dividend Disbursing Agent, and Shareholder Servicing Agent Agreement with the Funds (the "Agency Agreement"). IMG's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of each Fund. For these services, IMG receives a fee, computed and paid monthly, at the annual rate of
 .05 percent of average daily net assets of the Funds.

FUND ACCOUNTING SERVICES

IMG provides fund accounting services under a Fund Accounting Agreement. Pursuant to this Agreement, IMG is responsible for maintaining all usual, customary and required books, journals and ledgers of accounts and providing pricing and reporting all computational services. Under the Agreement, IMG will be paid a fee computed and paid monthly, at the annual rate of 0.10 percent of average daily net assets of each Fund. For the fiscal year ended April 30, 1997, IMG received fees of $273 from the IMG Core Stock Fund. For the period April 5, 1996 to April 30, 1996, IMG received fees of $31 for the IMG Core Stock Fund.

CUSTODIAN

Norwest Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479 (the "Custodian") is the custodian of the Funds' assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of shares of each Fund. The Custodian does not determine the investment policies of any Fund or decide which securities a Fund will buy or sell. Any Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

                         FUND TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of its business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be achieved by using a broker. Normally, the IMG Bond Fund will pay no brokerage commissions on purchases and sales of Fund securities since most of their purchases and sales will be principal transactions. In selecting broker-dealers and in negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis, and its financial condition. The Fund paid brokerage commissions of $32,715 for the IMG Core Stock Fund during the fiscal year ended April 30, 1997. During the period from commencement of operations on July 7, 1995 to April 30, 1996, the Fund paid brokerage commissions of $24,853 for the IMG Core Stock Fund.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (b)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Funds to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor is of the opinion that the continued receipt of supplemental investment research services from broker-dealers is essential to its provision of high-quality management services to the Funds. The Advisory Agreement provides that such higher commissions will not be paid by the Funds unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. The investment advisory fee paid by the Funds under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

The Advisor is authorized to use research services provided by and to place transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other funds managed by the Advisor to the extent permitted by law.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. In the opinion of the Advisor, it is not possible to separately measure the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Funds may determine, IMG may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

                                      TAXES

As indicated under "DISTRIBUTIONS AND TAXES" in the Prospectus, it is the Funds' intent to qualify each of the Funds as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of the Funds' management practices or policies.

A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gain on sales of securities when realized and distributed, actually or constructively, is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investments although taxable as stated above.

                        DETERMINATION OF NET ASSET VALUE

As set forth in the Prospectus under the caption "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value," the net asset value of each Fund will be determined as of the close of trading on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Funds have intended to comply with Rule 18f-3 under the 1940 Act which permits the Funds, among other things, (a) to issue three classes of shares, ("Adviser" Shares, "Select" Shares and "Institutional" Shares), representing interests in the same portfolio of securities; and (b) to allow conversions between the classes of shares. See the Prospectus for a complete description of Adviser, Select and Institutional Shares.

                              SHAREHOLDER SERVICES

As described under "SHAREHOLDER SERVICES -- Automatic Dividend Reinvestment" in the Prospectus, all income dividends and capital gain distributions will be invested automatically in additional shares of the Fund paying the distribution unless the Funds are otherwise notified in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can set up automatic withdrawals from your account at monthly, quarterly or annual intervals. To begin distributions, you must have an initial balance of $24,000 in the Fund account, and a maximum of 10 percent per year may be withdrawn pursuant to the Systematic Withdrawal Plan. To establish the Systematic Withdrawal Plan, call 1-800-798-1819 and request an application. To establish the Systematic Withdrawal Plan, you appoint the Funds as your agent to effect redemptions of Fund shares held in your account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to you out of your account. One request will be honored in any 12 month period

The minimum periodic withdrawal payment is $200. Redemptions will be made on the fifth business day preceding the last day of each month or, if that day is a holiday, on the next preceding business day. The shareholder may wish to consider reinvesting dividends in additional Fund shares at net asset value. You may deposit additional Fund shares in your account at any time.

The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Funds.

Withdrawal payments cannot be considered to be yield or income on the shareholder's investment since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of a Fund's securities, redemptions for the purpose of making such disbursements may reduce or even exhaust your account.

You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address by notifying the Funds.

AUTOMATIC INVESTMENT PLAN

An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, you may automatically make purchases of shares of any Fund on a regular, convenient basis. You may choose to make contributions on the fifth and/or twentieth day of each month in an amount of $50 or more.

Under the Automatic Investment Plan, your bank or other financial institution debits preauthorized amounts drawn on your account each month and applies such amounts to the purchase of shares of the Funds. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearinghouse. You may obtain an application to establish the Automatic Investment Plan from the Funds. No service fee is charged by the Funds for participating in the Automatic Investment Plan.

GENERAL PROCEDURES FOR SHAREHOLDER ACCOUNTS

As set forth under "CAPITAL STOCK" in the Prospectus, certificates for Fund shares will not be issued.

Either an investor or the Funds, by written notice to the other, may terminate the investor's participation in the plans, programs, privileges, or other services described under "SHAREHOLDER SERVICES" in the Prospectus without penalty at any time, except as discussed in the Prospectus.

Your account may be terminated by the Funds on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account at the current net asset value falls below $1,000 ($250 for UF/TMA and IRA accounts). Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

TELEPHONE EXCHANGE PRIVILEGE AND AUTOMATIC EXCHANGE PLAN

A discussion of the Telephone Exchange Privilege and Automatic Exchange Plan is set forth in the Prospectus under the captions "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" and -- "Automatic Exchange Plan".

Shares of each Fund may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the Fund for which Fund shares are being exchanged (the "New Fund"). Investments in the New Fund will be made into the lowest fee class of shares for which the shareholder is eligible in the New Fund. For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you. In order to establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

The Telephone Exchange Privilege and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and the privilege may be modified or discontinued at any time. Additional information concerning these exchange privileges is contained in the Funds' Prospectus.

                              SHAREHOLDER MEETINGS

The Maryland Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Company has adopted the appropriate Bylaw provisions and may not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Bylaws also contain procedures for the removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Funds shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                          VALUATION OF FUND SECURITIES

Each Fund's net asset value per share is determined by the Custodian, under procedures established by the Board of Directors. Fund securities are valued primarily on the basis of valuations furnished by a pricing service which uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, with exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Directors. There are a number of pricing services available, and the Directors, or Officers acting on behalf of the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not valued by the pricing service and for which quotations are readily available are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available. Securities and other assets for which quotations or pricing service valuations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                             PERFORMANCE INFORMATION

As described in the "PERFORMANCE INFORMATION" section of the Funds' Prospectus, the historical performance or return of each Fund may be shown in the form of "yield", "average annual total return", "total return", and "cumulative total return".

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's respective shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

Calculation of a Fund's total return is subject to a standardized format. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative total return represents the simple change in value of your investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. For the fiscal year ended to April 30, 1997, total return for the IMG Core Stock Fund was 7.17 percent. Average total return since first offering (April 5, 1996) was 6.05 percent for the IMG Core Stock Fund.

Yield for the shares of the IMG Bond Fund is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for each Fund is based on a one month or 30-day period. Yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:
                                    a-b
                       YIELD = 2[(-------- + 1)6 - 1]
                                     cd

Where         a =   dividends and interest earned during the period.
              b =   expenses accrued for the period (net of reimbursement).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends. d = the maximum offering price per share on the last day of the period.


In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

No yield is presented for Advisor Shares as no shares has been issued for the IMG Bond Fund to date.

Performance figures are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Each Fund may compare its share performance to that of U.S. Treasury bonds, bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

From time to time, in marketing and other Fund literature, performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Shares of each Fund will be compared to Lipper's appropriate fund category; that is, by Fund objective and holdings. Lipper also issues a monthly yield analysis for Fixed Income Securities and the Funds may, from time to time, advertise those rankings.

Performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five, and ten year
periods.   Ratings  are  not  absolute  or  necessarily   predictive  of  future
performance.

Evaluations of performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Funds, especially those with similar objectives. Sources for the performance information and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters. The Funds may compare Fund performance to a wide variety of indices including, but not limited to the following:

    IMG CORE STOCK FUND                            IMG BOND FUND
Standard & Poor's                    Lehman Brothers Government Corporate Index
NASDAQ Over-the-Counter Composite    Lehman Brothers Intermediate Bond Index
    Index                            Merrill Lynch Government Corporate Master
Russell 1000 Index                          Index
Russell 2000 Small Stock Index       Lehman Brothers All Government Bond Index
Russell 2500 Index                   Lehman Brothers One to Three Years
Russell 3000 Index                          Government Bond Index
Wilshire 5000 Equity Index           Merrill Lynch Government Master Index
                                     Merrill Lynch Short-Term U.S. Treasury
                                            Index
                                     Merrill Lynch Intermediate-Term
                                     U.S. Treasury Index
                                     Merrill Lynch All Mortgages Index
                                     Merrill Lynch All GNMAs
                                     IBC/Donoghue Money Fund Index


There are differences and similarities between the investments which each Fund may purchase and the investments measured by the indices which are noted herein. The market prices and yields of bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

Investors may want to compare each Fund's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The bonds held by the IMG Bond Fund are generally of longer term than most certificates of deposit and may reflect longer term market rate fluctuations.

Investors may also want to compare performance of the Funds to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

                               GENERAL INFORMATION

The Advisor believes that actively managing each Fund's investments is the best way to achieve each Fund's objective. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods and sectors, and that these different periods require different investment approaches.

Financial goals vary from person to person. Investors may choose one or more of the Funds to help them reach their financial goals. To help you better understand each of the Funds and determine which Fund or combination of Funds best meets your personal investment objectives, study the Prospectus carefully before you invest.

                             REPORTS TO SHAREHOLDERS

Semi-Annual and Annual Reports will include financial statements which, in the case of the Annual Report, will be reported on by the Fund's independent auditors, KPMG Peat Marwick LLP. The Annual Report is incorporated by reference into the Fund's Statement of Additional Information.


                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, P.O. Box 772, Des Moines, Iowa, 50309, have been selected as the independent accountants for the Fund.

                                                                      APPENDIX A

                                  BOND RATINGS

                         STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.  Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

"AAA" Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

"A" Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

"BB", "B", "CCC", "CC" and "C" Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A "C" rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                              MOODY'S BOND RATINGS

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

"B" Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICES, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

"AAA" rated Bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" rated Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for "AAA" rated securities or more subject to possible change over the term of the issue.

"A" rated Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" rated Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

"BB" rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

"B" rated Bonds are considered highly speculative. Bonds in this class are highly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

"CCC" rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

"CC" rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

"C" rated Bonds are in actual or imminent default in payment of interest or principal.

                      DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination. Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
 SCALE     DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+        High credit quality.  Protection factors are strong. Risk is modest,
AA         but may vary slightly from time to time because of economic
AA-        conditions.

A+         Protection factors are average but adequate.  However, risk factors
A          are more variable and greater in periods of economic stress.
A-

BBB+       Below average protection factors but still considered sufficient for
BBB        prudent investment. Considerable variability in risk during economic
BBB-       cycles.

BB+        Below investment grade but deemed likely to meet obligations when
BB         due.  Present or prospective financial protection factors fluctuate
BB- according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+         Below investment grade and possessing risk that obligations will not
B          be met when due.  Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP         Preferred stock with dividend averages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated "A-1+".

"A-2" Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

"A-3" Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"C" Issues have a doubtful capacity for payment.

"D" Issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

"P-1" Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2" Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a "P-1" rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"P-3" Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. "Not Prime" Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

                FITCH INVESTORS SERVICES, INC. SHORT-TERM RATINGS

Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3 (Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S (Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D (Default) Issues carrying this rating are in actual or imminent payment default.

                     DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt.
Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A.  Category 1:  High Grade
---------------------------

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B.  Category 2:  Good Grade
---------------------------

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C.  Category 3:  Satisfactory Grade
-----------------------------------

         Duff 2 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D.  Category 4:  Non-investment Grade
-------------------------------------

         Duff  4  Speculative  investment  characteristics.   Liquidity  is  not
sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E.  Category 5:  Default
------------------------

         Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                    THOMAS BANKWATCH (TBW) SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4  The  lowest  rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

                       STATEMENT OF ADDITIONAL INFORMATION


                             IMG MUTUAL FUNDS, INC.
                          IMG Financial Services, Inc.
                                2203 Grand Avenue
                            Des Moines, IA 50312-5338

                            Telephone: 1-515-244-5426
                            Toll-Free: 1-800-798-1819


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of IMG Mutual Funds, Inc., (the "Funds"), dated August 27, 1997. Requests for copies of the Prospectus should be made by writing to IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, IA 50312-5338; or by calling one of the numbers listed above.


































       This Statement of Additional Information is dated August 27, 1997.

                             IMG MUTUAL FUNDS, INC.
                                TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------
INVESTMENT POLICIES AND TECHNIQUES....................................    3
  Fixed Income Securities.............................................    3
  Illiquid Securities.................................................    4
  Delayed Delivery Transactions.......................................    5
  Stripped Mortgage-Backed Securities.................................    6
  Reverse Repurchase Agreements.......................................    6
  Securities Lending..................................................    6
  Loan Participations and Other Direct Indebtedness...................    7
  Futures Contracts...................................................    8
  Federal Tax Treatment of Futures Contracts..........................   11
  Stock Index Options.................................................   11
  Options on Futures..................................................   13
  Covered Call and Put Options........................................   14
  Over-The-Counter Options............................................   16
  Spread Transactions.................................................   17
  Federal Tax Treatment of Options....................................   17
  Certain Considerations Regarding Options............................   18
  Asset Coverage for Futures and Options Positions....................   18
  Low-Rated and Comparable Unrated Fixed Income Securities............   18
INVESTMENT RESTRICTIONS...............................................   20
DIRECTORS AND OFFICERS ...............................................   23
COMPENSATION TABLE....................................................   24
PRINCIPAL SHAREHOLDERS................................................   24
MANAGEMENT OF THE FUNDS...............................................   25
FUND TRANSACTIONS AND BROKERAGE.......................................   29
TAXES    .............................................................   31
DETERMINATION OF NET ASSET VALUE......................................   31
SHAREHOLDER SERVICES..................................................   31
  Systematic Withdrawal Plan..........................................   31
  Automatic Investment Plan...........................................   32
  General Procedures for Shareholder Accounts.........................   32
  Telephone Exchange Privilege and Automatic Exchange Plan............   33
SHAREHOLDER MEETINGS..................................................   33
VALUATION OF FUND SECURITIES..........................................   34
PERFORMANCE INFORMATION...............................................   34
GENERAL INFORMATION...................................................   37
REPORTS TO SHAREHOLDERS...............................................   38
INDEPENDENT AUDITORS..................................................   38
APPENDIX A............................................................   39

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated August 27, 1997, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds.

                    This Statement of Additional Information
                does not constitute an offer to sell securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in detail in the
Prospectus under the captions "INVESTMENT OBJECTIVES AND POLICIES" and "IMPLEMENTATION OF POLICIES AND RISKS".

FIXED INCOME SECURITIES

The IMG Bond Fund is invested primarily in Fixed Income Securities. In addition to its investments in Equity Securities, the IMG Core Stock Fund may also invest, when a more conservative approach is warranted, in Fixed Income Securities. These include, without limitation, the following:

1. U.S. government securities, including bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or are issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are nonnegotiable, they will be considered illiquid securities and be subject to each Fund's 10 percent restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund will not generally be fully insured.

3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4. Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The value of the collateral is monitored at the time the transaction is consummated and at all times during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to become subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6. Commercial paper consists of short-term unsecured promissory notes, including variable rate and master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and the corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. In purchasing commercial paper, the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) will be evaluated and will continuously be monitored because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories of a nationally recognized statistical rating organization ("NRSRO") or unrated commercial paper which is of comparable quality.

ILLIQUID SECURITIES

Each Fund may invest in illiquid securities, which include restricted securities (privately placed securities) and other securities without readily available market quotations. However, a Fund will not acquire such securities and other illiquid securities or securities without readily available market quotations, such as repurchase agreements maturing in more than seven days, options traded in the over-the-counter market, and private issuer interest-only and principal-only stripped mortgage-backed securities, if as a result they would comprise more than 10 percent of the value of the Fund's net assets.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 percent limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), may be considered liquid. The Board of Directors has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations, and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 10 percent of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take steps as deemed advisable, if any, to protect liquidity.

DELAYED DELIVERY TRANSACTIONS

The Funds may buy and sell securities on a delayed delivery or when-issued basis. (See "IMPLEMENTATION OF POLICIES AND RISKS -- Delayed Delivery Securities" in the Prospectus.) These transactions involve a commitment by the Funds to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Funds may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for the securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets; i.e., readily marketable debt securities, U.S. government securities and/or cash, in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

A Fund may dispose of or renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

STRIPPED MORTGAGE-BACKED SECURITIES

As described in the Prospectus, the Funds may invest a portion of their assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets; i.e., readily marketable debt securities and U.S. government securities, in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the Funds' Advisor, Investors Management Group ("IMG").

SECURITIES LENDING

Each of the Funds may seek to increase its income by lending Fund securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange ("NYSE") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Investment of the collateral underlying the Funds' securities lending activities will be limited to short-term, liquid debt securities. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing, and when the consideration which could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30 percent of the value of a Fund's total assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

Each of the Funds may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their rights against the borrower. Alternately, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade claims or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Funds will purchase, the Advisor will rely upon their own credit analysis of the borrower (and not that of the original lending institution). As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risk to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Advisor determines that any such investments are illiquid, the Fund will include them in the investment limitations on Illiquid Securities described above.

FUTURES CONTRACTS

Each Fund may enter into interest rate futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decline in the market value of its securities and purchases of Futures as an offset against the effect of expected declines in interest rates.

A Fund will not enter into Futures Contracts for speculation and will, to the extent required by regulatory authorities, enter only into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and, if applicable, underlying financial instruments. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC.")

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, through using Futures Contracts, since Futures Contracts involve fewer transaction costs than options on securities transactions.

A Fund will not enter into a Futures Contract if, as a result thereof, (i) more than 30 percent of the Fund's net assets would be represented by Futures Contracts (including the then current aggregate Futures market prices of financial instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open Futures Contract purchases) or (ii) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin deposits on such Futures Contracts and options on Futures Contracts.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specified instrument (debt security) for a specified price at a designated date, time, and place. Transactions costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction cost must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction in which the underlying financial instrument is not delivered pursuant to an interest rate Futures Contract, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators". Hedgers, such as the Funds, whose business activity involves investment or other commitments in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or financial markets.

A public market exists in interest rate Futures Contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures Contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures Contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures Contracts.

Each Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that approximately 75 percent of such Futures Contract purchases will be "completed"; that is, upon the sale of these long Futures Contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5 percent of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and fluctuations in the general level of stock prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of the Futures Contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variation in speculative market demand for Futures and for debt securities, including technical influences in Futures trading and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. For example, in the case of interest rate Futures Contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the Futures Contract may differ from the financial instruments held in the Fund. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, interest rate or market trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10 percent of the value of the Futures Contract is deposited as margin, a subsequent 10 percent decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15 percent decrease would result in a loss equal to 150 percent of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures or Futures option position. The Fund would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

For federal income tax purposes, each Fund is required to recognize at the end of each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Except for transactions in Futures Contracts which the taxpayer elects to classify as part of a "mixed straddle", any gain or loss recognized with respect to a Futures Contract is considered to be 60 percent long-term capital gain or loss and 40 percent short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction classified as a "mixed straddle", the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90 percent of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities, and other income (including gains on options and Futures Contracts)) derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90 percent requirement. For purposes of applying these tests any increase in value on a position that is part of a designated hedge will be offset by any decrease in value (whether or not realized) on any other position that is part of such hedge.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

STOCK INDEX OPTIONS

The IMG Core Stock Fund may (i)  purchase  stock index  options for any purpose,
(ii) sell stock index options in order to close out existing  positions,  and/or
(iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The IMG Core Stock Fund may purchase call and put options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objective. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased. The IMG Core Stock Fund may only write "covered" options. The Fund may cover a call option on a stock index it writes by, for example, having a portfolio of securities which approximately correlates with the stock index.

Put options may be purchased in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's securities or in an attempt to capitalize on an anticipated decline in stock market prices. If the Fund purchases a put option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Fund securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be offset by an increase in the value of the Fund securities.

Call options on stock indexes may be purchased in order to participate in an anticipated increase in stock market prices or to hedge against higher prices for securities that the Fund intends to buy in the future. If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be offset by a reduction in the price the Fund pays to buy additional securities.

The use of stock index options by the IMG Core Stock Fund is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's securities. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of the Fund put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the securities which would result in a loss on both such Fund securities and the options on stock indexes acquired by the Fund.

All index options purchased by the Fund will be listed and traded on a national securities exchange. However, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by each Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

In the case of transactions involving "non-equity options", each Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60 percent long-term and 40 percent short-term gain or loss as required by Section 1256 of the Internal Revenue Code (the "Code"). In addition, such positions must be marked-to-market as of the last business day of the year and gain or loss recognized for federal income tax purposes in accordance with the 60/40 rule discussed above even though the position has not been terminated. A "non-equity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the Commodity Futures Trading Commission of a contract market for a contract based on such group of stocks or indexes. For example, transactions involving broad-based stock indexes such as the Standard & Poor's 500 and 100 Indexes would be "non-equity options" within the meaning of Code Section 1256.

OPTIONS ON FUTURES

Each Fund may also purchase put and write call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use its options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities. (See "Covered Call and Put Options" below.) The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities against the risk of declining market prices. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities being hedged. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities that were being hedged.

As with investments in Futures Contracts, each Fund is also required to deposit and maintain margin with respect to options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contracts (and the related initial margin requirements), the current market value of the option and other futures positions held by each Fund.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts also depends on the ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. (See "Futures Contracts".)

Neither Fund will purchase or write options on Futures Contracts if, as a result
(i) the aggregate market value of all Fund securities covering the Fund's options (including options on Futures Contracts and Fund securities) exceeds 25 percent of the Fund's net assets; (ii) the value of all options (including options on Futures Contracts and Fund securities) exceeds 5 percent of the Fund's total assets; (iii) the aggregate premiums paid for all options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of the Fund's net assets; or (iv) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

COVERED CALL AND PUT OPTIONS

Each Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Although premiums may be generated through the use of covered call options, the Advisor does not consider such premiums as the primary reason for writing covered call options.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, such writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option the writer previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, the writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A Fund will only write covered call options and purchase covered put options. This means that the Fund will only write a call option or purchase a put option on a security that the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will write covered call options and purchase covered put options in standard contracts, which may be quoted on NASDAQ or on national securities exchanges, or write covered call options with and purchase covered put options directly from investment dealers meeting the creditworthiness criteria of the Advisor. In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option or purchase a put option on Fund securities if, as a result, (i) the aggregate market value of all Fund securities covering the Fund's options (including options on Futures Contracts and Fund securities) exceeds 25 percent of the Fund's net assets; (ii) the value of all options (including options on Futures Contracts and Fund securities) exceeds 5 percent of the Fund's total assets; or
(iii) the aggregate premiums paid for all options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of the Fund's net assets.

Securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing each Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. Each Fund will purchase put options involving Fund securities only when a temporary defensive position is desirable in light of market conditions and the Fund will hold the Fund security. As a result, the purchase of put options will be utilized to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Funds will reduce any profit they might otherwise have realized in their underlying security by the premium paid for the put option and by transaction costs. The securities covering the call option will be maintained in a segregated account of the Custodian. The Funds do not consider a security covered by a call option or put option to be "pledged" as that term is used in each Fund's policy limiting the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction or delivery of the underlying security upon the exercise of the option.

The premium paid by each Fund when purchasing a put option will be recorded as an asset in the Fund's Statement of Assets and Liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction or the delivery of the underlying security upon the exercise of the option.

Each Fund will only purchase a call option to close out a covered call option it has written. A Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than the transaction costs applicable to purchases and sales of Fund securities.

Call options written by each Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it rather than delivering such security from its portfolio. In such cases additional transaction costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

OVER-THE-COUNTER OPTIONS

Subject to restrictions on investments in Illiquid Securities, and its own investment limitations, each Fund may invest in over-the-counter options. Unlike transactions entered into by the Funds in Futures Contracts or exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or the United States Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency, metal or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

SPREAD TRANSACTIONS

Each Fund may purchase from securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put or sell a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high-quality and lower-quality securities). Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in each Fund's policy limiting the pledging or mortgaging of its assets.

FEDERAL TAX TREATMENT OF OPTIONS

Certain option transactions have special tax results. Expiration of a call option written by a Fund will result in a short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

If a Fund writes options other than "qualified covered call options", as defined in the Code or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "non-equity options" and options on Futures Contracts, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60 percent long-term and 40 percent short-term gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year and gain or loss recognized for federal income tax purposes in accordance with the 60/40 rule discussed above even though the position has not been terminated.

CERTAIN CONSIDERATIONS REGARDING OPTIONS

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

Each Fund will comply with regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies. The Funds will set aside cash, and other liquid, high grade debt securities in a segregated custodial account to cover their obligations under options and futures transactions. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of the Fund's assets may force the Fund to close out futures and options positions and/or liquidate other Fund securities, any of which may occur at disadvantageous prices, in order for the Fund to meet redemption requests or other current obligations.

LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES

The  IMG  Bond  Fund  may  invest  up to 25  percent  of  its  total  assets  in non-Investment-Grade Debt Securities. Non-Investment-Grade Debt Securities (hereinafter referred to as "junk bonds" or "low-rated and comparable unrated securities") include (i) bonds rated as low as "Ba" by Moody's Investors Service, Inc. ("Moody's"), or "BB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P") or of similar quality by another NRSRO; and (ii) unrated debt securities of comparable quality.

Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. Refer to Appendix B of this Statement of Additional Information for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate development to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund's net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its Fund securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         PAYMENT EXPECTATIONS. Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments owned by the Funds and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Fund's asset value and the Fund's ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         NEW AND PROPOSED LEGISLATION. Legislation has been adopted and, from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such securities, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

                             INVESTMENT RESTRICTIONS

The Prospectus sets forth the investment objectives and policies applicable to each Fund under the caption "INVESTMENT OBJECTIVES AND POLICIES". The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction.

Neither Fund's "fundamental" investment restrictions may be changed by that Fund without the approval of a majority of its shareholders, which means the vote at any shareholder meeting of the Fund, of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental, and may be changed without shareholder approval.

Except as otherwise stated, the following fundamental restrictions apply to both Funds. The Funds may not individually:

1. Purchase the securities of any issuer if such purchase would cause, as to 75 percent of the Fund's total assets, more than 5 percent of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer, or more than 10 percent of the outstanding securities of any class.

2. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of a Fund's net assets at the time the borrowing is incurred; provided, however, that a Fund may enter into transactions in options, futures and options on futures. A Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

3. Invest in commodities or physical commodity contracts. However, the Funds may purchase and sell financial futures contracts and options on such contracts.

4. Make loans, except that the Funds may (i) purchase and hold debt obligations in accordance with their investment objectives and policies,
       (ii) enter into repurchase agreements, and (iii) lend Fund securities against collateral (consisting of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) equal at all times to not less than 100 percent of the value of the securities loaned provided no such loan may be made if as a result the aggregate of such loans of a Fund's securities exceeds 30 percent of the value of the Fund's total assets.

5. Invest in real estate, although they may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.     Issue senior securities, bonds or debentures.

7. Underwrite securities of other issuers, except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities held by it.

8. Invest in the securities of a company for the purpose of exercising control or management.

9. Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

10. Concentrate investments in any industry. However, a Fund may invest up to 25 percent of the value of its total assets in any one industry.

The following limitations are not fundamental and may be changed without shareholder approval. The Funds do not currently intend to:

A. Purchase securities of any company having less than three years of continuous operation (including the operations of any predecessors) if the purchase would cause the value of a Fund's investments in all such companies to exceed 5 percent of the value of its net assets.

B. Enter into a Futures Contract or an option thereon unless if, as a result thereof, (i) the then current aggregate futures market prices of instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of instruments required to be purchased under open Futures Contract purchases would not exceed 30 percent of a Fund's net assets (taken at market value at the time of entering into the contract) and (ii) not more than 5 percent of a Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts or options on Futures Contracts. Transactions in Futures Contracts or options thereon may be entered into only for hedging purposes.

C. Engage in the purchase and sale of put, spread or call options on specific securities or Futures Contracts, or engage in writing such options, except that a Fund may, subject to the provisions of Items B and D, (i) purchase warrants where the grantor of the warrants is the issuer of the underlying securities, provided that not more than 5 percent of a Fund's net assets may be invested in such warrants; (ii) purchase covered spread options, provided that the value of such options at any time does not exceed 5 percent of a Fund's net assets; (iii) write covered call options, and purchase covered put options with respect to all of its Fund securities and enter into closing transactions with respect to such options; and (iv) write call options and purchase put options on Futures Contracts and enter into closing transactions with respect to such options.

D. Purchase or write options on specific securities, Futures Contracts and indexes if as a result thereof, (i) the aggregate market value of all Fund securities covering such options (including options on Futures Contracts and Fund securities) exceeds 25 percent of a Fund's net assets;
       (ii) the value of all such options (including options on Futures Contracts and Fund securities) exceeds 5 percent of a Fund's total assets; (iii) the aggregate premiums paid for all such options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of a Fund's net assets; or (iv) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

E. Invest more than 10 percent of any Fund's total assets in securities of other open-end investment companies, invest more than 5 percent of total assets in the securities of any one investment company, or acquire more than 3 percent of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

F. Borrow money, except (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
       (2)). A Fund may not purchase any security while borrowings representing more than 5 percent of its total assets are outstanding.

G. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an Officer or Director of the Fund or its Advisor if, or so long as, the Officers and Directors of the Fund and of the Advisor together own beneficially more than 5 percent of any class of securities of the issuer.

H. Invest in oil, gas or other mineral exploration or development programs, although the Funds may invest in securities of issuers which invest in or sponsor such programs.

For further discussion of the limitations of each Fund's investments which are not fundamental and may be changed without shareholder approval, see "INVESTMENT POLICIES AND TECHNIQUES" above.

                             DIRECTORS AND OFFICERS

Directors and Officers, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.

       *David W. Miles, age 40, Director.
       President, Treasurer and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

       *Mark A. McClurg, age 44, President and Director.
       Vice  President,   Secretary  and  Senior  Managing  Director,  Investors
       Management Group, and IMG Financial Services, Inc.

       David Lundquist, age 54, Chairman of the Board and Director.
       Managing Director, Lundquist, Schiltz & Associates, a consulting company, 1996 to Present; Vice Chairman and CFO, New Heritage Association, a cable television company, 1991-1996.

       Johnny Danos, age 57, Director.
       President, Danos, Inc., a personal investment company, 1994-Present; Audit Partner, KPMG Peat Marwick, 1963-1994.

       Debra Johnson, age 36, Director.
       Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

       Edward J. Stanek, age 50, Director.
       CEO, Iowa Lottery, a government operated lottery.

       Ruth L. Prochaska, age 44, Secretary.
       Controller/Compliance   Officer,  Investors  Management  Group,  and  IMG
       Financial Services, Inc.

The address for Messrs. Miles, McClurg, and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

As of the date hereof, Officers and Director beneficially owned no more than 1 percent of the shares of common stock of the Fund.

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Advisor receive $250 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

                               COMPENSATION TABLE

      (1)                          (2)                    (3)                      (4)                       (5)
                                Aggregate         Pension or Retire-            Estimated            Total Compensation
Name of                         Compensa-            ment Benefits               Annual                From Registrant
 Person,                        tion From         Accrue As Part of           Benefits Upon           and Fund Complex
Position                       Registrant            Fund Expenses             Retirement             Paid to Director
------------------------------------------------------------------------------------------------------------------------
David W. Miles                 $      0              $       0                  $    0                  $       0
Director

Mark A. McClurg                       0                      0                       0                          0
President &
Director

David Lundquist                   1,000                      0                       0                      1,000
Chairman &
Director

Johnny Danos                      1,000                      0                       0                      1,000
Director

Debra Johnson                     1,000                      0                       0                      1,000
Director

Edward J. Stanek                  1,000                      0                       0                      1,000
Director

Management of the Advisor. David W. Miles and Mark A. McClurg each beneficially own more than 20 percent of the outstanding voting securities of the Advisor and are deemed to be control persons of the Advisors. Senior Managing Directors of Investors Management Group are David W. Miles and Mark A. McClurg. They intend to devote substantially all their time to the operation of the Advisor.

                             PRINCIPAL SHAREHOLDERS

As of July 31, 1997, the following persons owned 5 percent or more of the outstanding shares of the Portfolio's indicated.

                       IMG CORE STOCK FUND - SELECT SHARES

       NAME                        AMOUNT                 % OWNERSHIP
Norwest C/F Rissman               $495,372                    7.14
Cownie, James S.                  $478,108                    6.90


                   IMG CORE STOCK FUND - INSTITUTIONAL SHARES

       NAME                        AMOUNT                 % OWNERSHIP
Blumenthal Revoc Trust          $1,305,353                   23.82
Riley, Robert                      738,080                   13.47
Child, Tom                         609,796                   11.13
Lorber, Fred                       574,357                   10.48
Sargent, Richard                   500,279                    9.13
DGO Profit Sharing                 397,386                    7.25
DGO Pension Trust                  363,155                    6.63

                          IMG BOND FUND - SELECT SHARES

       NAME                        AMOUNT                 % OWNERSHIP
Reichardt, Douglas                $363,766                   11.17
Flagg, Donna                       311,456                    9.56
Oakridge Neighborhood              218,802                    6.72
Eyerly Ball                        193,092                    5.93
Swanson, Margaret                  190,518                    5.85

                      IMG BOND FUND - INSTITUTIONAL SHARES

       NAME                        AMOUNT                 % OWNERSHIP
The Sargent Group               $1,428,375                   41.42
Science Center of Iowa             618,896                   17.95
Friends of Faith                   586,261                   17.00
Child, Tom                         208,205                    6.04

                             MANAGEMENT OF THE FUNDS

THE ADVISOR

The Funds' advisor is Investors Management Group ("IMG" or the "Advisor"), a registered investment advisor incorporated in the state of Iowa A brief description of the Funds' investment advisory agreement is set forth in the Prospectus under "MANAGEMENT".

The Advisory Agreement, (the "Advisory Agreement"), was approved by the initial shareholder on November 17, 1994. The Advisory Agreement is required to be approved annually by the Board of Directors of the Funds or by a vote of a majority of the Funds' outstanding voting securities (as defined in the Investment Company Act). In either case, each annual renewal must be approved by the vote of a majority of the Funds' Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Funds, by vote of a majority of the Funds' outstanding voting securities, or by IMG. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, IMG is responsible for all day-to-day management of the Funds, subject to the supervision of the Funds' Board of Directors.

The IMG Core Stock Fund is managed by James T. Richards. The IMG Bond Fund is co-managed by Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA. Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA, have managed the IMG Bond Fund since inception. The following is certain biographical information concerning the managers:

         JAMES T. RICHARDS, EQUITY MANAGER. Mr. Richards is IMG's equity strategist and a member of IMG's Investment Policy Committee. Prior to joining IMG in 1997, Mr. Richards served as Vice-President for Brenton Trust and Investment Management from 1996 to 1997. Mr. Richards served as Managing Director-Equities for IMG from 1991 to 1996. Mr. Richards served as Vice-President and Managing Director-Equities for a Cedar Rapids, Iowa investment firm from 1985 to 1991. Mr. Richards received his Masters of Business Administration from the University of Iowa and his Bachelor of Arts degree in economics from Coe College.

         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Master of Business Administration degree from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Master of Business Administration degree from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.

IMG is responsible for investment decisions and supplies investment research and Fund management. At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Funds' shares, the Funds are responsible for all their other expenses, including, without limitation, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Funds, brokerage commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of registering or qualifying shares for sale; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Funds' custodian including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses are borne by the Funds except that the Funds' Distribution Agreement with IMG Financial Services, Inc. requires IMG Financial Services, Inc. to pay for prospectuses that are to be used for sales purposes.

As compensation for its services, the Funds pay to the Advisor a monthly management fee at an annual rate of 0.50 percent and 0.30 percent of average net assets of the IMG Core Stock Fund and the IMG Bond Fund respectively. (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value" in the Prospectus.) The Funds paid management fees to the Advisor as follows:

                                        1997                  1996*

   IMG Core Stock Fund                $69,054               $52,222
   IMG Bond Fund                      $23,868               $15,625
*For the period July 7, 1995 (Inception) to April 30, 1996

From time to time, IMG may voluntarily waive all or a portion of their management fees for one or more of the Funds. The organizational expenses of the Funds were borne by IMG and will not be reimbursed by the Funds.

The Advisory Agreement requires IMG to reimburse the Funds in the event that the expenses and charges payable by the Funds in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed that percentage of the average net asset value of the Funds for such year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds' common stock is qualified for sale. Such excess is determined by valuations made as of the close of each business day of the year. No percentage limitation is currently applicable to the Funds. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Funds' fiscal year. IMG may from time to time voluntarily absorb expenses for the Funds in addition to the reimbursement of expenses in excess of applicable limitations.

THE DISTRIBUTOR

The Directors of the Funds have adopted a Distribution Plan (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, after having concluded that there was a reasonable likelihood that the Distribution Plan would benefit the Funds and the shareholders of the Funds. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Funds. Such an increase may reduce the expense ratio to the extent the Funds' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Funds required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Funds will increase or that the other benefits referred to above will be realized.

The Distribution Plan provides that the Funds shall pay IMG Financial Services, Inc. ("IFS"), as the Funds' distributor, a daily distribution fee payable monthly and equal on an annual basis to 0.15 percent of Select Shares of each Fund. Institutional Shares do not pay a distribution service fee. The purpose of such payments is to compensate IFS for its distribution services to the Funds. IFS pays the cost of fees to broker-dealers, and for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, of personnel, travel, office expenses and equipment.


The Fund historically has paid distribution fees to IFS as follows:

                                     1997                  1996*

  IMG Core Stock Fund               $9,322               $8,329
  IMG Bond Fund                     $5,594               $3,525
*From inception of Fund July 7, 1995 through April 30, 1996

In accordance with Rule 12b-1, all agreements relating to the Distribution Plan entered into between either the Funds or IFS and other organizations must be approved by the Funds' Board of Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified
Directors"). The Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the non-interested Directors then in office.

The Distribution Plan requires that the Funds shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Funds (as defined in "Investment Restrictions" above). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors.

The Funds have entered into a Distribution Agreement (the "Distribution Agreement"), with IFS in accordance with the provisions of the Distribution Plan. Under the Agreement IFS will serve as distributor for the continuous offering of shares of the Funds. The public offering price of shares of each Fund is their net asset value next computed after the sale (see "HOW TO INVEST" in the Prospectus). The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by vote of both a majority of the Directors and a majority of the Qualified Directors of the Funds. The Distribution Agreement will be terminated automatically if assigned, and may be terminated at any time by a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Funds.

ADMINISTRATIVE SERVICES AGREEMENT

IMG provides information and administrative services for shareholders of the Funds pursuant to a Shareholder Services Plan and Administrative Services Agreement (the "Administrative Services Agreement"). Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. IMG bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Funds pay IMG a fee, payable monthly, at the annual rate of up to 0.25 percent of Select Shares of the IMG Core Stock Fund, 0.15 percent of Select Shares of the IMG Bond Fund, 0.15 percent of Institutional Shares of the IMG Core Stock Fund, and 0.10 percent of Institutional Shares of the IMG Bond Fund. The fees are calculated monthly and paid quarterly. For the fiscal year ended April 30, 1997, IMG received fees of $26,931 and $9,821 for the IMG Core Stock Fund and the IMG Bond Fund, respectively. As long as the Administrative Services Agreement or any Amendment thereto shall remain in effect, it is understood that IMG shall be paid fees as set forth in the Administrative Services Agreement. Unless otherwise specifically approved by the Board of Directors, IMG shall be solely responsible for all costs and expenses incurred by it in delivery of such services and its sole compensation shall be the receipt of its fees.

SHAREHOLDER SERVICING, TRANSFER AND DIVIDEND DISBURSING AGENT

IMG provides shareholder servicing, transfer agency and dividend disbursing services pursuant to a Transfer Agent, Dividend Disbursing Agent, and Shareholder Servicing Agent Agreement with the Funds (the "Agency Agreement"). IMG's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of each Fund. For these services, IMG receives a fee, computed and paid monthly, at the annual rate of
 .05 percent of average daily net assets of the Funds.

FUND ACCOUNTING SERVICES

IMG provides fund accounting services under a Fund Accounting Agreement. Pursuant to this Agreement, IMG is responsible for maintaining all usual, customary and required books, journals and ledgers of accounts and providing pricing and reporting all computational services. Under the Agreement, IMG will be paid a fee computed and paid monthly, at the annual rate of 0.10 percent of average daily net assets of each Fund. For the fiscal year ended April 30, 1997, IMG received fees of $6,905 and $5,658 for the IMG Core Stock Fund and the IMG Bond Fund, respectively.

CUSTODIAN

Norwest Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479 (the "Custodian") is the custodian of the Funds' assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of shares of each Fund. The Custodian does not determine the investment policies of any Fund or decide which securities a Fund will buy or sell. Any Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

                         FUND TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of its business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be achieved by using a broker. Normally, the IMG Bond Fund will pay no brokerage commissions on purchases and sales of Fund securities since most of their purchases and sales will be principal transactions. In selecting broker-dealers and in negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis, and its financial condition. The Fund paid brokerage commissions of $32,715 for the IMG Core Stock Fund during the fiscal year ended April 30, 1997. During the period from commencement of operations on July 7, 1995 to April 30, 1996, the fund paid brokerage commissions of $24,853 for the IMG Core Stock Fund.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (b)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Funds to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor is of the opinion that the continued receipt of supplemental investment research services from broker-dealers is essential to its provision of high-quality management services to the Funds. The Advisory Agreement provides that such higher commissions will not be paid by the Funds unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. The investment advisory fee paid by the Funds under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

The Advisor is authorized to use research services provided by and to place transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other funds managed by the Advisor to the extent permitted by law.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. In the opinion of the Advisor, it is not possible to separately measure the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Funds may determine, IMG may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

                                      TAXES

As indicated under "DISTRIBUTIONS AND TAXES" in the Prospectus, it is the Funds' intent to qualify each of the Funds as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of the Funds' management practices or policies.

A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gain on sales of securities when realized and distributed, actually or constructively, is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investments although taxable as stated above.

                        DETERMINATION OF NET ASSET VALUE

As set forth in the Prospectus under the caption "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value," the net asset value of each Fund will be determined as of the close of trading on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Funds have intended to comply with Rule 18f-3 under the 1940 Act which permits the Funds, among other things, (a) to issue three classes of shares, ("Adviser" Shares, "Select" Shares and "Institutional" Shares), representing interests in the same portfolio of securities; and (b) to allow conversions between the classes of shares. See the Prospectus for a complete description of the Adviser, Select and Institutional Shares.

                              SHAREHOLDER SERVICES

As described under "SHAREHOLDER SERVICES -- Automatic Dividend Reinvestment" in the Prospectus, all income dividends and capital gain distributions will be invested automatically in additional shares of the Fund paying the distribution unless the Funds are otherwise notified in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can set up automatic withdrawals from your account at monthly, quarterly or annual intervals. To begin distributions, you must have an initial balance of $24,000 in the Fund account, and a maximum of 10 percent per year may be withdrawn pursuant to the Systematic Withdrawal Plan. To establish the Systematic Withdrawal Plan, call 1-800-798-1819 and request an application. To establish the Systematic Withdrawal Plan, you appoint the Funds as your agent to effect redemptions of Fund shares held in your account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to you out of your account. One request will be honored in any 12 month period

The minimum periodic withdrawal payment is $200. Redemptions will be made on the fifth business day preceding the last day of each month or, if that day is a holiday, on the next preceding business day. The shareholder may wish to consider reinvesting dividends in additional Fund shares at net asset value. You may deposit additional Fund shares in your account at any time.

The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Funds.

Withdrawal payments cannot be considered to be yield or income on the shareholder's investment since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of a Fund's securities, redemptions for the purpose of making such disbursements may reduce or even exhaust your account.

You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address by notifying the Funds.

AUTOMATIC INVESTMENT PLAN

An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, you may automatically make purchases of shares of any Fund on a regular, convenient basis. You may choose to make contributions on the fifth and/or twentieth day of each month in an amount of $50 or more.

Under the Automatic Investment Plan, your bank or other financial institution debits preauthorized amounts drawn on your account each month and applies such amounts to the purchase of shares of the Funds. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearinghouse. You may obtain an application to establish the Automatic Investment Plan from the Funds. No service fee is charged by the Funds for participating in the Automatic Investment Plan.

GENERAL PROCEDURES FOR SHAREHOLDER ACCOUNTS

As set forth under "CAPITAL STOCK" in the Prospectus, certificates for Fund shares will not be issued.

Either an investor or the Funds, by written notice to the other, may terminate the investor's participation in the plans, programs, privileges, or other services described under "SHAREHOLDER SERVICES" in the Prospectus without penalty at any time, except as discussed in the Prospectus.

Your account may be terminated by the Funds on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account at the current net asset value falls below $1,000 ($250 for UF/TMA and IRA accounts). Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

TELEPHONE EXCHANGE PRIVILEGE AND AUTOMATIC EXCHANGE PLAN

A discussion of the Telephone Exchange Privilege and Automatic Exchange Plan is set forth in the Prospectus under the captions "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" and -- "Automatic Exchange Plan".

Shares of each Fund may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the Fund for which Fund shares are being exchanged (the "New Fund"). Investments in the New Fund will be made into the lowest fee class of shares for which the shareholder is eligible in the New Fund. For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you. In order to establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

The Telephone Exchange Privilege and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and the privilege may be modified or discontinued at any time. Additional information concerning these exchange privileges is contained in the Funds' Prospectus.

                              SHAREHOLDER MEETINGS

The Maryland Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Company has adopted the appropriate Bylaw provisions and may not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Bylaws also contain procedures for the removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Funds shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                          VALUATION OF FUND SECURITIES

Each Fund's net asset value per share is determined by the Custodian, under procedures established by the Board of Directors. Fund securities are valued primarily on the basis of valuations furnished by a pricing service which uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, with exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Directors. There are a number of pricing services available, and the Directors, or Officers acting on behalf of the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not valued by the pricing service and for which quotations are readily available are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available. Securities and other assets for which quotations or pricing service valuations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                             PERFORMANCE INFORMATION

As described in the "PERFORMANCE INFORMATION" section of the Funds' Prospectus, the historical performance or return of each Fund may be shown in the form of "yield", "average annual total return", "total return", and "cumulative total return".

Each class of shares' average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's respective shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

Calculation of a Fund's total return is subject to a standardized format. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative total return represents the simple change in value of your investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Cumulative total return historically has been:

     AVERAGE ANNUAL TOTAL RETURNS                   1 YEAR         LIFE OF FUND

IMG Core Stock Fund-Select Shares                    7.44%              12.36%
IMG Core Stock Fund-Institutional Shares             7.71%              12.64%
IMG Bond Fund-Select Shares                          6.97%               4.98%
IMG Bond Fund-Institutional Shares                   7.19%               5.19%


Yield for the shares of the IMG Bond Fund is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for each Fund is based on a one month or 30-day period. Yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b
                       YIELD = 2[(-------- + 1)6 - 1]
                                     cd

Where         a =   dividends and interest earned during the period.
              b =   expenses accrued for the period (net of reimbursement).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends. d = the maximum offering price per share on the last day of the period.


Yields for the 30-day  period  ended  April 30,  1997 for the IMG Bond Fund were
6.12  percent,   and  6.31  percent  for  Select,   and  Institutional   shares,
respectively.

In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

Performance figures are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Each Fund may compare its share performance to that of U.S. Treasury bonds, bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

From time to time, in marketing and other Fund literature, performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Shares of each Fund will be compared to Lipper's appropriate fund category; that is, by Fund objective and holdings. Lipper also issues a monthly yield analysis for Fixed Income Securities and the Funds may, from time to time, advertise those rankings.

Performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five, and ten year
periods.   Ratings  are  not  absolute  or  necessarily   predictive  of  future
performance.

Evaluations of performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Funds, especially those with similar objectives. Sources for the performance information and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters. The Funds may compare Fund performance to a wide variety of indices including, but not limited to the following:

    IMG CORE STOCK FUND                            IMG BOND FUND
Standard & Poor's                    Lehman Brothers Government Corporate Index
NASDAQ Over-the-Counter Composite    Lehman Brothers Intermediate Bond Index
    Index                            Merrill Lynch Government Corporate Master
Russell 1000 Index                          Index
Russell 2000 Small Stock Index       Lehman Brothers All Government Bond Index
Russell 2500 Index                   Lehman Brothers One to Three Years
Russell 3000 Index                          Government Bond Index
Wilshire 5000 Equity Index           Merrill Lynch Government Master Index
                                     Merrill Lynch Short-Term U.S. Treasury
                                            Index
                                     Merrill Lynch Intermediate-Term
                                     U.S. Treasury Index
                                     Merrill Lynch All Mortgages Index
                                     Merrill Lynch All GNMAs
                                     IBC/Donoghue Money Fund Index


There are differences and similarities between the investments which each Fund may purchase and the investments measured by the indices which are noted herein. The market prices and yields of bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

Investors may want to compare each Fund's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The bonds held by the IMG Bond Fund are generally of longer term than most certificates of deposit and may reflect longer term market rate fluctuations.

Investors may also want to compare performance of the Funds to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


                               GENERAL INFORMATION

The Advisor believes that actively managing each Fund's investments is the best way to achieve each Fund's objective. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods and sectors, and that these different periods require different investment approaches.

Financial goals vary from person to person. Investors may choose one or more of the Funds to help them reach their financial goals. To help you better understand each of the Funds and determine which Fund or combination of Funds best meets your personal investment objectives, study the Prospectus carefully before you invest.

                             REPORTS TO SHAREHOLDERS

Semi-Annual and Annual Reports will include financial statements which, in the case of the Annual Report, will be reported on by the Fund's independent auditors, KPMG Peat Marwick LLP. The Annual Report is incorporated by reference into the Fund' Statement of Additional Information.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, P.O. Box 772, Des Moines, Iowa, 50309, have been selected as the independent accountants for the Funds.

                                                                      APPENDIX A

                                  BOND RATINGS

                         STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.  Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

"AAA" Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

"A" Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

"BB", "B", "CCC", "CC" and "C" Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A "C" rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                              MOODY'S BOND RATINGS

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

"B" Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICES, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

"AAA" rated Bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" rated Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for "AAA" rated securities or more subject to possible change over the term of the issue.

"A" rated Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" rated Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

"BB" rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

"B" rated Bonds are considered highly speculative. Bonds in this class are highly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

"CCC" rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

"CC" rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

"C" rated Bonds are in actual or imminent default in payment of interest or principal.

                      DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination. Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
 SCALE     DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+        High credit quality.  Protection factors are strong. Risk is modest,
AA         but may vary slightly from time to time because of economic
AA-        conditions.

A+         Protection factors are average but adequate.  However, risk factors
A          are more variable and greater in periods of economic stress.
A-

BBB+       Below average protection factors but still considered sufficient for
BBB        prudent investment. Considerable variability in risk during economic
BBB-       cycles.

BB+        Below investment grade but deemed likely to meet obligations when
BB         due.  Present or prospective financial protection factors fluctuate
BB- according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+         Below investment grade and possessing risk that obligations will not
B          be met when due.  Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP         Preferred stock with dividend averages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated "A-1+".

"A-2" Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

"A-3" Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"C" Issues have a doubtful capacity for payment.

"D" Issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

"P-1" Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2" Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a "P-1" rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"P-3" Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. "Not Prime" Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

                FITCH INVESTORS SERVICES, INC. SHORT-TERM RATINGS

Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3 (Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S (Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D (Default) Issues carrying this rating are in actual or imminent payment default.

                     DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt.
Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A.  Category 1:  High Grade
---------------------------

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B.  Category 2:  Good Grade
---------------------------

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C.  Category 3:  Satisfactory Grade
-----------------------------------

         Duff 2 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D.  Category 4:  Non-investment Grade
-------------------------------------

         Duff  4  Speculative  investment  characteristics.   Liquidity  is  not
sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E.  Category 5:  Default
------------------------

         Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                    THOMAS BANKWATCH (TBW) SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4  The  lowest  rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on the 25th day of August, 1997.


                                  IMG MUTUAL FUNDS, INC.

                                  By _/s/__Mark A. McClurg________________
                                  Mark A. McClurg, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

           Signature                  Title


_/s/__David W. Miles________  Director
           David W.  Miles

_/s/__Mark A. McClurg_______  President, Principal
           Mark A. McClurg    Executive Officer,
                              Principal Financial and
                              Accounting Officer and
                              Director
                              __________________________
                                                        |
_/s/__Johnny Danos__________  Director                   > _/s/_David W. Miles__
           Johnny Danos                                 |  by David W. Miles
                                                        |  Attorney in Fact
_/s/__David Lundquist_______  Chairman & Director       |  August 25, 1997
           David Lundquist                              |
                                                        |
_/s/__Debra Johnson_________  Director                  |
           Debra Johnson                                |
                                                        |
_/s/__Edward Stanek_________  Director                  |
           Edward Stanek                                |
                              __________________________|

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on the 25th day of August, 1997.


                                  IMG MUTUAL FUNDS, INC.

                                  By _____________________________
                                  Mark A. McClurg, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

      Signature                   Title


____________________________  Director
  David W.  Miles

____________________________  President, Principal
  Mark A. McClurg             Executive Officer,
                              Principal Financial and
                              Accounting Officer and
                              Director
                              __________________________
                                                        |
____________________________  Director                  |  ____________________
  Johnny Danos                                           > by David W. Miles
                                                        |  Attorney in Fact
____________________________  Chairman & Director       |  August 25, 1996
  David Lundquist                                       |
                                                        |
____________________________  Director                  |
  Debra Johnson                                         |
                                                        |
                                                        |
____________________________  Director                  |
  Edward Stanek                                         |
                              __________________________|

                                     PART C

                               OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.
---------------------------------------------

           (a)  Financial Statements

                (1)  Included in Part A:
                     Financial Highlights for the Period Ended April 30, 1997

                (2)  Incorporated by reference in Part B:
                     Independent Auditors' Report dated May 30, 1997
                     Schedule of Investments, April 30, 1997
                     Statement of Assets and Liabilities, April 30, 1997 Statement of Operations for the Year Ended April 30, 1997 Statement of Changes in Net Assets for the Periods Ended
                         April 30, 1997 and April 30, 1996

                (3)  Included in Part C:
                     Consent of KPMG Peat Marwick LLP.

           (b)  Exhibits

                Exhibit No.   Description
                -----------   -----------

                 *1.  (a)     Articles of Incorporation, incorporated by
                              reference to the Fund's Registration Statement, filed December 14, 1994

                 *2. Bylaws, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

                 *5.  (a)     Transfer Agent, Dividend Disbursing Agent and
                              Shareholder Servicing Agent Agreement,
                              incorporated by reference to the Fund's
                              Registration Statement, filed December 14, 1994

                 *5.  (b)     Investment Advisory Agreement, incorporated by
                              reference to the Fund's Registration Statement, filed December 14, 1994

                 *5.  (c)     Administrative Services Agreement, incorporated
                              by reference to the Fund's Registration
                              Statement, filed December 14, 1994

                 *5.  (d)     Fund Accounting Agreement, incorporated by
                              reference to the Fund's Registration Statement, filed December 14, 1994

                 *6. Distribution Agreement, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

                 *8. Custodial Agreement, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

                 *9. Shareholder Services Plan, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

                 *10. Opinion of Ober, Kaler, Grimes & Shriver, incorporated by reference to Post-Effective Amendment No. 4 filed March 18, 1996

                 *11. Power of Attorney, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

                 *13. Subscription Agreement of Initial Stockholder, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

                 *15. Distribution Plan, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

                 *16. 18f3 Plan, incorporated by reference to the Pre-Effective Amendment No. 3, filed May 18, 1995

                  17. Calculation of Yield Quotations, included in Part B of this Registration Statement.

                  18.         Financial Data Schedule

*All previously filed.

Item 25.   Persons Controlled by or under Common Control with Registrant.
-------------------------------------------------------------------------

           None

Item 26.   Number of Holders of Securities.
-------------------------------------------

           Title of Class                              Number of Record Holders
           --------------                              ------------------------

           IMG Core Stock Fund                          as of July 31, 1997
           IMG Bond Fund                                as of July 31, 1997

Item 27.   Indemnification.
---------------------------

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article ELEVENTH of the Articles of Incorporation included herewith as Exhibit 1(a) (the "Articles") limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 ("1940 Act"). Article TWELFTH of the Articles and ArticleVII of the Bylaws, included herewith as Exhibit 2, makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the facts that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.

              In  addition,  Paragraph  7 of  the  Advisory  Agreement  included herewith as Exhibit 5b, and Article III of the Distribution Agreement, included herewith as Exhibit 6, provide that Investors Management Group, ("IMG") and IMG Financial Services, Inc. ("IFS"), shall not be liable to the Registrant for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by IMG or for any distribution services provided by IFS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition,
Article IV of the Distribution Agreement and Paragraph 8 of the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent Agreement, included herewith as Exhibit 5a, further indemnify IFS and IMG against certain liabilities arising out of the performance of such agreements.

Item 28.   Business and Other Connections of Investment Adviser.
----------------------------------------------------------------

Investors Management Group

                         Positions with         Principal Occupations (Present
     Name                    Adviser              and for Past Two Years)
     ----                    -------              -----------------------

Mark A. McClurg    Vice President, Secretary,   Public Finance Manager.
                   Director and Senior          Joined IMG in February, 1989.
                   Managing Director            From April 1987 through
                                                January 1989, Vice President,
                                                Piper, Jaffray & Hopwood.

David W. Miles     President, Treasurer,        See caption "Management" in the
                   Director, and Senior         Statement of Additional Informa-
                   Managing Director            tion forming a part of this
                                                Registration Statement.


Item 29.   Principal Underwriters.
----------------------------------

           (a) IMG Financial Services, Inc., acts as distributor to IMG Government Assets Fund, IMG Tax Exempt Liquid Assets Fund, Inc., and Capital Value Fund, Inc.

           (b)

                                 Positions and                 Positions and
Name and Principal               Offices with                  Offices with
 Business Address                Underwriter                   Registrant
 ----------------                -----------                   ----------

Mark A. McClurg              Vice President, Secretary,     President, Director
2203 Grand Avenue            Director and Senior
Des Moines, IA 50312-5338    Managing Director

David W. Miles               President, Treasurer,          Director
2203 Grand Avenue            Director, and Senior
Des Moines, IA 50312-5338    Managing Director


           (c)   Not applicable.

Item 30.   Location of Accounts and Records.
--------------------------------------------

           All required accounts, books and records will be maintained by Ruth
L. Prochaska, 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

Item 31.   Management Services.
-------------------------------

           Not applicable.

Item 32.   Undertakings.
------------------------

              Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

              Subject to the terms and conditions of Section 16(c) of the Investment Company Act of 1940, the undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors if requested to do so by holders of at least 10 percent of a Fund's outstanding shares and to assist in communications with other shareholders.

               The Registrant further undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest report to shareholders upon request and without charge.

                        CONSENT OF INDEPENDENT AUDITORS


To the Directors and Shareholders of
IMG Mutual Funds, Inc.:


We consent to the use of our report incorporated herein by reference and to the references to our Firm under the heading "Independent Auditors" in the Statement of Additional Information.




KPMG Peat Marwick LLP

Des Moines, Iowa
August 26, 1997

                             IMG MUTUAL FUNDS, INC.


                                 EXHIBIT VOLUME

                                       TO

                         POST-EFFECTIVE AMENDMENT NO. 6

                        FORM N-1A REGISTRATION STATEMENT

                             IMG MUTUAL FUNDS, INC.

                                 EXHIBIT INDEX

Exhibit Number     Description                                            Page
--------------     -----------                                            ----

  *1.  (a)         Articles of Incorporation, incorporated by reference
                   to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *2.              Bylaws, incorporated by reference to the Fund's
                   Registration Statement, filed December 14, 1994........

  *5.  (a)         Transfer Agent, Dividend Disbursing Agent and
                   Shareholder Servicing Agent Agreement, incorporated by
                   reference to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *5.  (b)         Investment Advisory Agreement, incorporated by reference
                   to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *5.  (c)         Administrative Services Agreement, incorporated by
                   reference to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *5.  (d)         Fund Accounting Agreement, incorporated by reference to
                   the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *6. Distribution Agreement, incorporated by reference to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *8.              Custodial Agreement, incorporated by reference to
                   the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *9.              Shareholder Services Plan, incorporated by reference
                   to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *10. Opinion of Ober, Kaler, Grimes & Shriver, incorporated by reference to the Fund's Post-Effective Amendment No. 4, filed March 18, 1996...................................

  *11. Power of Attorney, incorporated by reference to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *13.             Subscription Agreement of Initial Stockholder,
                   incorporated by reference to the Fund's Registration
                   Statement, filed December 14, 1994.....................

  *15. Distribution Plan, incorporated by reference to the Fund's Registration Statement, filed
                   December 14, 1994......................................

  *16.             18f3 Plan, incorporated by reference to Pre-Effective
                   Amendment No. 3, filed May 18, 1995....................

   17.             Calculation of Yield Quotations........................

   18.             Financial Data Schedule................................


*All previously filed.